                                               File Numbers 2-96990 and 811-4279



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   Form N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                      Pre-Effective Amendment Number ____
                     Post-Effective Amendment Number  27
                                                     ----



                                     and/or


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             Amendment Number  25
                                              ----
                             ---------------------


                            Advantus Series Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)
                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
                    (Address of Principal Executive Offices)
                                 (651) 665-3500
              (Registrant's Telephone Number, Including Area Code)

                             ----------------------

         Copy to:                                  Donald F. Gruber, Esquire
 Michael J. Radmer, Esquire                            Assistant Secretary
   Dorsey & Whitney LLP                             Advantus Series Fund, Inc.
  50 South Sixth Street                              400 Robert Street North
Minneapolis, Minnesota  55402                    St. Paul, Minnesota  55101-2098

                             ----------------------


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)
    ___ immediately upon filing pursuant to paragraph (b)
    ___ on (date) pursuant to paragraph (b)
    _X_ 60 days after filing pursuant to paragraph (a)(1)
    ___ on (date) pursuant to paragraph (a)(1)
    ___ 75 days after filing pursuant to paragraph (a)(2)
    ___ on (date) pursuant to paragraph (a)(2) of Rule 485.


IF APPROPRIATE, CHECK THE FOLLOWING BOX:
        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                      [ADVANTUS LOGO]

                                           ADVANTUS SERIES FUND, INC.

                                         Prospectus dated May 1, 2003

                            As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved the Fund's securities. It is a criminal offense to state otherwise.

ADVANTUS SERIES FUND, INC.

Advantus Series Fund, Inc. (Fund) is a Minnesota corporation with various investment portfolios that are each operated as mutual funds (the Portfolios). The Portfolios are as follows:

   - Growth Portfolio

   - Bond Portfolio

   - Money Market Portfolio

   - Asset Allocation Portfolio

   - Mortgage Securities Portfolio

   - Index 500 Portfolio

   - Capital Appreciation Portfolio

   - International Stock Portfolio

   - Small Company Growth Portfolio

   - Maturing Government Bond Portfolios (two separate portfolios with maturity dates of 2006 and 2010)

   - Value Stock Portfolio

   - Small Company Value Portfolio


   - International Bond Portfolio (formerly the Global Bond Portfolio)


   - Index 400 Mid-Cap Portfolio


   - Core Equity Portfolio (formerly the Macro-Cap Value Portfolio)


   - Micro-Cap Growth Portfolio

   - Real Estate Securities Portfolio

The Fund has issued a separate series of its common stock for each Portfolio. This prospectus provides investors information about the Fund and each Portfolio that investors should know before investing.

TABLE OF CONTENTS


                                                             Page No.
SUMMARY ......................... ..........................        1
          Growth Portfolio..................................        3
          Bond Portfolio....................................        6
          Money Market Portfolio............................        9
          Asset Allocation Portfolio........................       12
          Mortgage Securities Portfolio.....................       15
          Index 500 Portfolio...............................       18
          Capital Appreciation Portfolio....................       21
          International Stock Portfolio.....................       24
          Small Company Growth Portfolio....................       27
          Maturing Government Bond Portfolios...............       30
          Value Stock Portfolio.............................       35
          Small Company Value Portfolio.....................       38
          International Bond Portfolio......................       41
          Index 400 Mid-Cap Portfolio.......................       44
          Core Equity Portfolio.............................       47
          Micro-Cap Growth Portfolio........................       50
          Real Estate Securities Portfolio..................       53
INVESTING IN THE FUND .................. ...................       56
          Managing the Portfolios...........................       56
          Advisory Fees.....................................       59
          Distribution Fees.................................       59
          Voluntary Fee Absorption..........................       59
          Investment Objective, Policies and Practices......       60
               Growth Portfolio.............................       60
               Bond Portfolio...............................       60
               Money Market Portfolio.......................       62
               Asset Allocation Portfolio...................       63
               Mortgage Securities Portfolio................       64
               Index 500 Portfolio..........................       66
               Capital Appreciation Portfolio...............       67
               International Stock Portfolio................       68
               Small Company Growth Portfolio...............       69
               Maturing Government Bond Portfolios..........       70
               Value Stock Portfolio........................       72
               Small Company Value Portfolio................       73
               International Bond Portfolio.................       74
               Index 400 Mid-Cap Portfolio..................       76
               Core Equity Portfolio........................       76
               Micro-Cap Growth Portfolio...................       77
               Real Estate Securities Portfolio.............       78
               Investment Practices Common to the
              Portfolios....................................       80
               Portfolio Turnover...........................       80
          Defining Risks....................................       80


                                                     TABLE OF CONTENTS         i

                                                             Page No.
BUYING AND SELLING SHARES ................ .................       85
          Buying Shares.....................................       85
          Selling Shares....................................       85
          Exchanging Shares.................................       85
GENERAL INFORMATION ................... ....................       87
          Dividends and Capital Gains Distributions.........       87
          Taxes.............................................       87
          Mixed and Shared Funding..........................       87
FINANCIAL HIGHLIGHTS ................... ...................       89
SERVICE PROVIDERS .................... .....................      107
ADDITIONAL INFORMATION ABOUT THE FUND .......... ...........      108


 ii     TABLE OF CONTENTS

                                    SUMMARY


Advantus Series Fund, Inc. (the Fund) consists of various investment portfolios (except International Bond Portfolio) that are each open-end, diversified investment companies (i.e. mutual funds). International Bond Portfolio is an open-end, non-diversified investment company. The Portfolios offer investors a variety of investment objectives. Portfolio shares are not offered directly to the public. Portfolio shares are sold to Minnesota Life Insurance Company (Minnesota Life) in connection with its variable life insurance policies and variable annuity contracts. Portfolio shares are also offered to certain other life insurance companies, including but not limited to life insurance affiliates of Minnesota Life.



In April 2003, Advantus Capital Management, Inc. (Advantus Capital), at that time the investment adviser to each of the Portfolios, and certain companies affiliated with Advantus Capital entered into a Strategic Alliance Agreement and a related Purchase Agreement with Waddell & Reed Financial, Inc. (W&R), a leading U.S. mutual fund firm, its affiliate, Waddell & Reed Investment Management Co. (WRIMCO), and certain other companies affiliated with W&R. Under these agreements, Advantus Capital agreed to sell to WRIMCO its assets related to the actively managed equity Portfolios, with the exception of Real Estate Securities Portfolio. Advantus Capital has recommended to the Board of Directors of the Fund that these Portfolios be merged into similar existing portfolios of the W&R Target Funds, Inc. (Target Funds), an investment company managed by WRIMCO, or, where there is not a similar existing portfolio, into a newly formed shell portfolio of the Target Funds, as indicated in the following table:



                                           CORRESPONDING TARGET
ADVANTUS PORTFOLIO                         FUNDS PORTFOLIO
------------------                         --------------------
Growth Portfolio                           Growth Portfolio
Asset Allocation Portfolio                 Balanced Portfolio
Capital Appreciation Portfolio             Growth Portfolio
International Stock Portfolio              shell portfolio
Small Company Growth Portfolio             Small Cap Portfolio
Value Stock Portfolio                      Value Portfolio
Small Company Value Portfolio              shell portfolio
Core Equity Portfolio                      Core Equity Portfolio
Micro-Cap Growth Portfolio                 shell portfolio



It is anticipated that, after the mergers, the current sub-advisers of International Stock Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio will continue to act as sub-advisers for the corresponding portfolios of the Target Funds.



Each Portfolio's merger will be subject to the approval of the Board of Directors of the Fund and the shareholders of the Portfolio. It is currently anticipated that shareholders of the affected Portfolios will be presented with a merger proposal in August of 2003.



In connection with the agreements discussed above, the Board of Directors of the Fund appointed WRIMCO to act as the investment adviser to Asset Allocation Portfolio, Capital Appreciation Portfolio, Growth Portfolio, Core Equity Portfolio and Value Stock Portfolio on an interim basis prior to the mergers. In managing these Portfolios, WRIMCO intends to employ investment strategies substantially identical to those used for the corresponding portfolios of the Target Funds set forth in the table above. These strategies differ somewhat from those that have previously been used in managing these Portfolios. Historically, the Portfolios have been substantially fully invested, holding only enough cash to meet redemption requests and operating


                                                               SUMMARY         1
requirements. There have been periods when certain of the corresponding portfolios of the Target Funds have held significantly greater percentages of cash. In addition, composition of the portfolios of the Target Funds generally has differed from applicable benchmarks more than that of corresponding Portfolios. This approach can result in periods of greater over-performance or under-performance compared to such benchmarks.


This section gives investors a brief summary of each Portfolio's investment objective, policies and main risks, as well as performance and financial information. More detailed information about each Portfolio follows this summary. Keep in mind that an investment in each Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency and that it is possible to lose money by investing in a Portfolio. An investor should also note that if a Portfolio makes frequent changes in its investment portfolio securities, such changes may result in higher Portfolio costs and may adversely affect an investor's return.

 2      SUMMARY

GROWTH PORTFOLIO

Growth Portfolio seeks long-term accumulation of capital. Current income is a factor in the selection of securities, but is a secondary objective.


The Portfolio seeks to achieve its goals by investing primarily in common stocks of U.S. and, to a lesser extent, foreign companies. Generally, the Portfolio may invest in a wide range of marketable securities that, in WRIMCO's opinion, offer the potential for growth. The Portfolio typically invests in companies having a market capitalization of at least $1 billion, although it may invest in companies of any size. The Portfolio generally emphasizes investments in the faster growing sectors of the economy, such as the technology, healthcare and consumer-oriented sectors.



An investment in the Portfolio may result in the loss of money, and may also be subject to various risks, including the following main types of risk:



   - GROWTH STOCK RISK - the risk that if an assessment by the Portfolio's investment adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser had placed on them.



   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.



   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.



   - MANAGER RISK - the Portfolio's performance will be affected by WRIMCO's skill in evaluating and selecting securities for the Portfolio.



   - FOREIGN SECURITIES RISK - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.



Please see "Investing in the Fund - Defining Risks" for a more detailed description of some of these main risks.


                                                               SUMMARY         3

PORTFOLIO PERFORMANCE. The following bar chart and table show Growth Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                               4.68
'94                                                                               0.81
'95                                                                              24.28
'96                                                                              17.15
'97                                                                              33.41
'98                                                                              34.70
'99                                                                              25.67
'00                                                                             -21.83
'01                                                                             -24.80
'02                                                                             -25.44


Best Quarter:          (Q4'98)    21.62%
Worst Quarter:         (Q1'01)   -25.46%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Growth Portfolio                         %    -25.44    -5.80      4.28
     Russell 1000 Growth Index                     -27.89    -3.84      6.71

        SUMMARY
 4

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Growth Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)



--------------------------------------------------------------------
     Management Fees                                        %   0.45

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.06

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.76


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
       $78        243       422       942


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                               SUMMARY         5

BOND PORTFOLIO

Bond Portfolio seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.

The Portfolio invests in a variety of investment-grade debt securities. These debt securities include, among other things, corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. In selecting securities, the Portfolio's investment adviser considers factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CALL RISK - the risk that securities with interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

   - CREDIT RISK - the risk that an issuer of a debt security or fixed income obligation will not make payments on the security or obligation when due.

   - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INTEREST RATE RISK - the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - Bond Portfolio").

   - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 6      SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Bond Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                              10.25
'94                                                                              -4.55
'95                                                                              19.75
'96                                                                               2.96
'97                                                                               9.42
'98                                                                               6.08
'99                                                                              -2.73
'00                                                                              10.44
'01                                                                               7.90
'02                                                                              10.50


Best Quarter:          (Q2'95)    6.81%
Worst Quarter:         (Q1'94)   -3.92%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Bond Portfolio                           %    10.50     6.32       6.79
     Lehman Brothers Aggregate Bond Index          10.27     7.54       7.51

                                                               SUMMARY         7

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Bond Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)



--------------------------------------------------------------------
     Management Fees                                        %   0.30

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.06

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.61


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
       $62        195       340       762


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 8      SUMMARY

MONEY MARKET PORTFOLIO

Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

The Portfolio invests in a variety of U.S. dollar denominated money market securities.

Although the Portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CREDIT RISK - the risk that an issuer of a debt security or other fixed income obligation will not make payments on the security or obligation when due.

   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INFLATION RISK - the risk that inflation will erode the purchasing power of the value of securities held by the Portfolio or the Portfolio's dividends.

   - INTEREST RATE RISK - the risk that the value of a fixed income obligation will decline due to changes in market interest rates.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                               SUMMARY         9

PORTFOLIO PERFORMANCE. The following bar chart and table show Money Market Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows the Portfolio's average annual return over a one, five and ten year period. The chart and table assume reinvestment of dividends. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                              2.68
'94                                                                              3.71
'95                                                                              5.43
'96                                                                              4.92
'97                                                                              5.11
'98                                                                              4.97
'99                                                                              4.71
'00                                                                              5.96
'01                                                                              3.75
'02                                                                              1.28


Best Quarter:          (Q4'00)    1.56%
Worst Quarter:         (Q4'01)     .28%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Money Market Portfolio                   %     1.28     4.12       4.24

An investor may obtain up-to-date information about the Portfolio's seven-day current yield and seven-day effective yield by calling Minnesota Life at (800) 995-3850.

 10     SUMMARY

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Money Market Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)



--------------------------------------------------------------------
     Management Fees                                        %   0.25

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.07

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.57


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
       $58        183       318       714


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         11

ASSET ALLOCATION PORTFOLIO

Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk.


The Portfolio invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. In its equity investments, the Portfolio invests primarily in medium to large, well-established companies, that typically issue dividend producing securities. The majority of the Portfolio's debt holdings are either U.S. Government securities or investment grade corporate bonds, that include bonds rated BBB and higher by Standard & Poor's Ratings Service or Baa and higher by Moody's Investors Service, Inc. or, if unrated, deemed by WRIMCO to be of comparable quality. The Portfolio has no limitations on the range of maturities of debt securities in which it may invest. The Portfolio may invest in foreign securities.



An investment in Asset Allocation Portfolio may result in the loss of money, and may also be subject to various risks including the following main types of risk:



   - CREDIT RISK - the risk that an issuer of a debt security or other fixed income obligation will not make payments on the security when due.



   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.



   - INTEREST RATE RISK - the risk that the value of a debt security or other fixed income obligation will increase or decrease due to changes in market interest rates. This risk is generally greater for bonds with longer maturities.



   - MARKET RISK - the risk that equity and debt securities are subject to adverse trends in equity and debt markets.



   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.



   - MANAGER RISK - the Portfolio's performance will be affected by WRIMCO's skill in allocating the Portfolio's assets among different types of investments.



   - FOREIGN SECURITIES RISK - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.



Please see "Investing in the Fund - Defining Risks" for a more detailed description of some of these main risks.


 12     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Asset Allocation Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of certain selected broad based indices. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                               6.46
'94                                                                              -1.40
'95                                                                              25.01
'96                                                                              12.50
'97                                                                              18.99
'98                                                                              23.65
'99                                                                              15.17
'00                                                                             -10.40
'01                                                                             -14.36
'02                                                                              -8.98


Best Quarter:          (Q4'98)    15.03%
Worst Quarter:         (Q1'01)   -16.94%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------


                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Asset Allocation Portfolio               %    -8.98     -0.11      5.74
     S&P 500 Index                                 -22.10     -.59      9.33
     Lehman Brothers Aggregate Bond Index          10.27      7.54      7.51
     Blended Index(1)                              -9.80      3.10      8.93


(1) The blended index is comprised of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.

                                                              SUMMARY         13

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Asset Allocation Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)



--------------------------------------------------------------------
     Management Fees                                        %   0.35

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.05

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.65


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
       $66        208       362       810


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 14     SUMMARY

MORTGAGE SECURITIES PORTFOLIO

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

The Portfolio invests in mortgage-related securities. The Portfolio invests a major portion of its assets in investment-grade securities representing interests in pools of mortgage loans. In addition, the Portfolio may invest in a variety of other mortgage-related securities including collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities. In selecting securities, the Portfolio's investment adviser considers factors such as prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions and interest rates.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CALL RISK - the risk that callable securities with high interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

   - CONCENTRATION RISK - the risk that the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Portfolio concentrates its investments in the mortgage and mortgage-finance industry.

   - CREDIT RISK - the risk that an issuer of a mortgage-backed security or fixed income obligation will not make payments on the security or obligation when due.

   - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INTEREST RATE RISK - the risk that the value of a mortgage-backed security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - Mortgage Securities Portfolio").

   - LIQUIDITY RISK - the risk that mortgage-related securities purchased by the Portfolio, including restricted securities determined by the Portfolio's investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

   - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                              SUMMARY         15

PORTFOLIO PERFORMANCE. The following bar chart and table show Mortgage Securities Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                               9.25
'94                                                                              -3.37
'95                                                                              18.01
'96                                                                               5.26
'97                                                                               9.14
'98                                                                               6.57
'99                                                                               1.99
'00                                                                              11.80
'01                                                                               9.04
'02                                                                               9.66


Best Quarter:          (Q2'95)    5.90%
Worst Quarter:         (Q1'94)   -3.78%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Mortgage Securities Portfolio            %     9.66     7.76       7.60
     Lehman Brothers Mortgage-Backed
      Securities Index                              8.75     7.34       7.28

        SUMMARY
 16

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Mortgage Securities Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)



------------------------------------------------------------------------
     Management Fees                                            %   0.30

     Rule 12b-1 Fees                                            %   0.25

     Other Expenses                                             %   0.07

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                  %   0.62


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
       $63        199       346       774


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         17

INDEX 500 PORTFOLIO

Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

The Portfolio invests its assets in all of the common stocks included in the S&P 500.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - INDEX PERFORMANCE RISK - the risk that the Portfolio's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Rating Services calculates the S&P 500, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 18     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Index 500 Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                               9.76
'94                                                                               1.18
'95                                                                              36.83
'96                                                                              21.64
'97                                                                              32.36
'98                                                                              27.99
'99                                                                              20.28
'00                                                                              -9.39
'01                                                                             -12.25
'02                                                                             -22.37


Best Quarter:          (Q4'98)    21.29%
Worst Quarter:         (Q3'02)   -17.27%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Index 500 Portfolio                      %    -22.37    -1.02      8.80
     S&P 500
      (as adjusted for dividend
      reinvestment)                                -22.10     -.59      9.33

                                                              SUMMARY         19

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Index 500 Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)



--------------------------------------------------------------------
     Management Fees                                        %   0.13

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.05

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.43


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
       $44        138       241       542


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 20     SUMMARY

CAPITAL APPRECIATION PORTFOLIO

Capital Appreciation Portfolio seeks growth of capital.


The Portfolio seeks to achieve its goal by investing primarily in common stocks of U.S. and, to a lesser extent, foreign companies. Generally, the Portfolio may invest in a wide range of marketable securities that, in WRIMCO's opinion, offer the potential for growth. The Portfolio typically invests in companies having a market capitalization of at least $1 billion, although it may invest in companies of any size. The Portfolio generally emphasizes investments in the faster growing sectors of the economy, such as the technology, healthcare and consumer-oriented sectors.



An investment in the Portfolio may result in the loss of money, and may also be subject to various risks, including the following main types of risk:



   - GROWTH STOCK RISK - the risk that if an assessment by the Portfolio's investment adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser had placed on them.



   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.



   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.



   - MANAGER RISK - the Portfolio's performance will be affected by WRIMCO's skill in evaluating and selecting securities for the Portfolio.



   - FOREIGN SECURITIES RISK - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.



Please see "Investing in the Fund - Defining Risks" for a more detailed description of some of these main risks.


                                                              SUMMARY         21

PORTFOLIO PERFORMANCE. The following bar chart and table show Capital Appreciation Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                              10.44
'94                                                                               2.25
'95                                                                              22.78
'96                                                                              17.61
'97                                                                              28.26
'98                                                                              30.83
'99                                                                              21.51
'00                                                                             -10.16
'01                                                                             -24.63
'02                                                                             -31.54


Best Quarter:          (Q4'99)    29.80%
Worst Quarter:         (Q3'01)   -22.97%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------


                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Capital Appreciation Portfolio           %    -31.54    -5.92      4.42
     S&P 500 Index                                 -22.10     -.59      9.33


        SUMMARY
 22

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Capital Appreciation Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)



--------------------------------------------------------------------
     Management Fees                                        %   0.50

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.08

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.83


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year    3 Years   5 Years   10 Years
      $85        265       460      1,025


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         23

INTERNATIONAL STOCK PORTFOLIO

International Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in equity securities issued by small, mid and large capitalization foreign companies and governmental agencies. In addition, the Portfolio may invest lesser portions of its assets in foreign investment-grade debt securities. In selecting equity securities, the Portfolio's investment sub-adviser performs a company-by-company analysis, rather than focusing on a specific industry or economic sector. The Portfolio's investment sub-adviser concentrates on the market price of a company relative to its view regarding the company's long-term earnings potential.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CURRENCY RISK - the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities.

   - FOREIGN SECURITIES RISK - the risk that the value of foreign companies or foreign government securities may be subject to greater volatility than domestic securities due to additional factors related to investing in foreign securities.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 24     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show International Stock Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one and five year period and since the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'93                                                                              44.15
'94                                                                              -0.32
'95                                                                              14.23
'96                                                                              19.79
'97                                                                              11.94
'98                                                                               6.61
'99                                                                              21.43
'00                                                                               0.81
'01                                                                             -11.21
'02                                                                             -17.82


Best Quarter:          (Q4'98)    14.54%
Worst Quarter:         (Q2'02)   -23.85%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     International Stock Portfolio
      (inception 5/1/92)                      %    -17.82    -0.97      7.68
     Morgan Stanley Capital EAFE Index             -15.65    -2.61      4.30

                                                              SUMMARY         25

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the International Stock Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.60

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.14

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.99


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
      $101        315       547      1,213


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 26     SUMMARY

SMALL COMPANY GROWTH PORTFOLIO

Small Company Growth Portfolio seeks long-term accumulation of capital.

The Portfolio primarily invests in various types of equity securities of small capitalization companies at the time of purchase. The Portfolio invests primarily in common and preferred stocks but may also invest in securities convertible into equity securities. In selecting equity securities, the Portfolio's investment sub-adviser employs a growth investment style and looks for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.

The Portfolio invests primarily in equity securities of small companies. The Portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index.

Some companies may outgrow the definition of a small company after the Portfolio has purchased their securities. These companies continue to be considered small for purposes of the Portfolio's investment policies. In addition, the Portfolio may invest a portion of its assets in companies of any size. As a result, the Portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - GROWTH STOCK RISK - the risk that if the assessment by the Portfolio's investment adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser has placed on it.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

   - SMALL COMPANY RISK - the risk that equity securities of small companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                              SUMMARY         27

PORTFOLIO PERFORMANCE. The following bar chart and table show Small Company Growth Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one and five year period and since the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'94                                                                               6.16
'95                                                                              32.06
'96                                                                               6.45
'97                                                                               7.75
'98                                                                               1.27
'99                                                                              45.63
'00                                                                             -11.28
'01                                                                             -14.70
'02                                                                             -31.80


Best Quarter:          (Q4'99)    45.45%
Worst Quarter:         (Q3'98)   -27.87%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                        From
                                                   1 Year   5 Years   Inception
-------------------------------------------------------------------------------
     Small Company Growth Portfolio
      (inception 5/3/93)                      %    -31.80    -5.31       3.82
     Russell 2000 Growth Index                     -30.26    -6.59       3.28

        SUMMARY
 28

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Small Company Growth Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)



--------------------------------------------------------------------
     Management Fees                                        %   0.65

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.08

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.98


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
      $100        312       542      1,201


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         29

MATURING GOVERNMENT BOND PORTFOLIOS

Each of the Maturing Government Bond Portfolios seeks as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date.

Each of the Portfolios primarily invests in debt securities issued by the United States Treasury that are stripped of their unmatured interest coupons, and in receipts and certificates for stripped debt obligations and stripped interest coupons. In addition, each of the Portfolios may purchase other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by trusts where payment of principal and interest is guaranteed by the U.S. and by other government corporations. Each Portfolio will mature on a specific target date. The current target maturity dates are September 2006 and 2010. On each target date, the Portfolio will be converted to cash and reinvested in another Fund Portfolio at the direction of the investor. If the investor does not provide reinvestment instructions, then the proceeds will automatically be invested in the Money Market Portfolio.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CREDIT RISK - the risk that an issuer of a fixed income obligation will not make payments on the obligation when due (note: since the payment of principal on Portfolio securities is backed by the full faith and credit of the United States, this risk is less pervasive than other fixed income-oriented mutual funds).

   - INTEREST RATE RISK - the risk that the value of a debt security will decline due to changes in market interest rates (note: interest rate risk will affect the value of any of the Portfolio's zero coupon securities if the Portfolio desires to redeem a security prior to the security's maturity date. Otherwise, the Portfolio will receive the stated return from a zero coupon security upon maturity that will not be affected by changes in prevailing market interest rates). If an investor redeems Portfolio shares prior to the Portfolio's maturity target date, then the value of such Portfolio shares may be affected by interest rate risk.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 30     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show each of the Maturing Government Bond Portfolio's annual returns and long-term performance. The chart shows how each Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in each of the Portfolios. The table shows how each Portfolio's average annual return over a one and five year period and since the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of each Portfolio does not necessarily indicate how such Portfolio will perform in the future.

2006 PORTFOLIO

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'95                                                                              34.72
'96                                                                              -1.21
'97                                                                              12.62
'98                                                                              14.37
'99                                                                              -7.81
'00                                                                              15.63
'01                                                                               8.08
'02                                                                              12.99


Best Quarter:          (Q2'95)   12.66%
Worst Quarter:         (Q1'96)   -6.91%


2010 PORTFOLIO

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'95                                                                              41.22
'96                                                                              -3.42
'97                                                                              17.87
'98                                                                              14.28
'99                                                                             -11.54
'00                                                                              21.36
'01                                                                               4.96
'02                                                                              18.85


Best Quarter:          (Q2'95)    15.42%
Worst Quarter:         (Q1'96)   -10.09%


                                                              SUMMARY         31

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     2006 Portfolio
      (inception 5/2/94)                     %    12.99     8.28        9.72
     Ryan Labs, Inc. September 2006 Index
      of U.S. Treasury Strips                     12.69     9.07       10.27
     2010 Portfolio
      (inception 5/2/94)                          18.85     8.89       10.91
     Ryan Labs, Inc. September 2010 Index
      of U.S. Treasury Strips                     18.91     9.27       11.31

        SUMMARY
 32

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Maturing Government Bond 2006 and 2010 Portfolios. These tables describe the fees and expenses that investors pay if they buy and hold shares of the Portfolios, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolios.


2006 PORTFOLIO

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.25

     Other Expenses                                         %   0.77

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   1.02


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
      $104        325       563      1,248


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         33

2010 PORTFOLIO

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)

--------------------------------------------------------------------
     Management Fees                                        %   0.25

     Other Expenses                                         %   1.03

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   1.28

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
      $130        404       700      1,540


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 34     SUMMARY

VALUE STOCK PORTFOLIO

Value Stock Portfolio seeks long-term accumulation of capital. The production of income is a secondary objective of the Portfolio.


The Portfolio seeks to achieve its goals by investing, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Portfolio seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Portfolio typically invests in large-cap companies, it may invest in securities of any size company.



An investment in Value Stock Portfolio may result in the loss of money, and may also be subject to various risks, including the following main types of risk:



   - LARGE COMPANY RISK - the risk that a portfolio of large capitalization company securities may underperform the market as a whole.



   - VALUE STOCK RISK - the risk that the value of a security believed by the Portfolio's investment adviser to be undervalued may never reach what the adviser believes is its full value, or that the security's value may decrease.



   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.



   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.



   - MANAGER RISK - the Portfolio's performance will be affected by WRIMCO's skill in evaluating and selecting securities for the Portfolio.



   - FOREIGN SECURITIES RISK - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.



Please see "Investing in the Fund - Defining Risks" for a more detailed description of some of these main risks.


                                                              SUMMARY         35

PORTFOLIO PERFORMANCE. The following bar chart and table show Value Stock Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one and five year period and since the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'95                                                                              32.96
'96                                                                              30.95
'97                                                                              21.19
'98                                                                               1.75
'99                                                                               0.27
'00                                                                              -1.61
'01                                                                             -10.45
'02                                                                             -15.32


Best Quarter:          (Q4'98)    15.18%
Worst Quarter:         (Q3'02)   -18.44%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     Value Stock Portfolio (inception
      5/2/94)                                %    -15.32    -5.31       6.16
     Russell 1000 Value Index                     -15.52     1.16      10.74

        SUMMARY
 36

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Value Stock Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.50

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.08

     TOTAL ANNUAL PORTFOLIO OPERATING                       %   0.83


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
       $85        265       460      1,025


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         37

SMALL COMPANY VALUE PORTFOLIO

Small Company Value Portfolio seeks long-term accumulation of capital.

The Portfolio primarily invests in various types of equity securities of small capitalization companies. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000(R) Value Index. These equity securities will consist primarily of value common stocks, but may also include preferred stock and other securities convertible into equity securities. In selecting equity securities, the Portfolio's investment sub-adviser searches for those companies that appear to be undervalued or trading below their true worth, and examines such features as a firm's financial condition, business prospects, competitive position and business strategy. The Portfolio looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - INITIAL PUBLIC OFFERING RISK - the risk that the Portfolio will not be able to sustain the positive effect on performance that may result from investments in initial public offerings (IPOs). Favorable investments in IPOs have had a significant impact on the Portfolio's performance in some periods. The effect of IPOs on the Portfolio's total returns going forward may not be positive, either as a result of changes in the IPO market or growth of the Portfolio's assets which may reduce its total return.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

   - SMALL COMPANY RISK - the risk that equity securities of small companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth.

   - VALUE STOCK RISK - the risk that the value of a security believed by the Portfolio's investment adviser to be undervalued may never reach what such investment adviser believes is its full value, or that such security's value may decrease.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 38     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Small Company Value Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and since the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'98                                                                              -6.75
'99                                                                              -3.07
'00                                                                              28.00
'01                                                                              15.59
'02                                                                             -19.98


Best Quarter:          (Q4'01)    20.92%
Worst Quarter:         (Q3'02)   -27.13%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     Small Company Value Portfolio
      (inception 10/1/97)                    %    -19.98    1.37       1.74
     Russell 2000 Value Index                     -11.42    2.71       2.96

                                                              SUMMARY         39

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Small Company Value Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.70

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.22

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(A)           %   1.17



(a) Advantus Capital Management, Inc. (Advantus Capital), investment adviser to certain of the Fund's Portfolios, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of 0.15% of average net assets of the Portfolio. After such absorption, the ratio of total Portfolio operating expenses to average net assets will be 1.10%. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
      $119        372       644      1,420


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 40     SUMMARY

INTERNATIONAL BOND PORTFOLIO

(formerly the Global Bond Portfolio)

International Bond Portfolio seeks to maximize current income, consistent with the protection of principal.

The Portfolio invests mainly in a variety of investment-grade debt securities issued by foreign issuers. These debt securities include, among other things, debt obligations issued or guaranteed by foreign governments or any of their agencies or instrumentalities, debt obligations issued or guaranteed by supranational organizations established or supported by foreign governments and debt obligations issued by foreign companies. In addition, the Portfolio may invest up to 20% of its net assets in U.S. debt obligations issued or guaranteed by the U.S. government.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CALL RISK - the risk that securities with interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

   - CREDIT RISK - the risk that an issuer of a debt security or fixed income obligation will not make payments on the security or obligation when due.

   - CURRENCY RISK - the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities.

   - DIVERSIFICATION RISK - the risk that, because the Portfolio may invest more than 5% of its total assets in the securities of a single issuer, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a more diversified investment portfolio.

   - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

   - FOREIGN SECURITIES RISK - the risk that the value of foreign companies or foreign government securities may be subject to greater volatility than domestic securities due to additional factors related to investing in foreign securities.

   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INTEREST RATE RISK - the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - International Bond Portfolio").

   - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                              SUMMARY         41

PORTFOLIO PERFORMANCE. The following bar chart and table show International Bond Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and from the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'98                                                                              16.18
'99                                                                              -7.81
'00                                                                               1.42
'01                                                                              -1.51
'02                                                                              17.94


Best Quarter:          (Q2'02)    10.62%
Worst Quarter:         (Q1'00)    -3.71%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     International Bond Portfolio
      (inception 10/1/97)                    %    17.94     4.76       4.54
     Salomon Brothers World Government
      Bond Index(1)                               19.50     5.82       5.67
     Salomon Brothers Non-U.S. World
      Government Bond Index                       16.37     8.30       4.63

(1) During prior reporting periods, the Portfolio compared its annual total return performance to the Salomon Brothers World Government Bond Index, which includes securities of U.S. issuers. Effective May 1, 2003, the Portfolio changed its name from the Global Bond Portfolio to the International Bond Portfolio and began pursuing a policy of investing primarily in debt securities of foreign issuers, rather than both foreign and domestic issuers as was previously the case. For that reason, the Portfolio now compares its returns to the Salomon Brothers Non-U.S. World Government Bond Index, which excludes securities of U.S. issuers.

 42     SUMMARY

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the International Bond Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)



--------------------------------------------------------------------
     Management Fees                                        %   0.60

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.39

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   1.24


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
      $126        393       681      1,500


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         43

INDEX 400 MID-CAP PORTFOLIO

Index 400 Mid-Cap Portfolio seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (the S&P 400).

The Portfolio invests its assets in all of the common stocks included in the S&P 400.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - INDEX PERFORMANCE RISK - the risk that the Portfolio's ability to replicate the performance of the S&P 400 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Rating Services calculates the S&P 400, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 44     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Index 400 Mid-Cap Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and from the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'98                                                                              16.68
'99                                                                              15.96
'00                                                                              16.05
'01                                                                              -1.07
'02                                                                             -15.03


Best Quarter:          (Q4'98)    26.59%
Worst Quarter:         (Q3'02)   -16.66%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     Index 400 Mid-Cap Portfolio
      (inception 10/1/97)                    %    -15.03    5.71       5.44
     S&P 400 MidCap Index                         -14.52    6.40        .08

                                                              SUMMARY         45

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Index 400 Mid-Cap Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)



--------------------------------------------------------------------
     Management Fees                                        %   0.15

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.25

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.65


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
       $66        208       362       810


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 46     SUMMARY

CORE EQUITY PORTFOLIO

(formerly the Macro-Cap Value Portfolio)

Core Equity Portfolio seeks high total return.


The Portfolio seeks to achieve its goal by investing primarily investing in common stocks of large, high-quality U.S., and to a lesser extent foreign, companies that have the potential for capital appreciation, or that WRIMCO expects to resist market decline, and that are well known, have been consistently profitable and have dominant market positions in their industries. Although the Portfolio typically invests in large companies, it may invest in securities of any size company.



An investment in Core Equity Portfolio may result in the loss of money, and may also be subject to various risks, including the following main types of risk:



   - LARGE COMPANY RISK - the risk that a portfolio of large capitalization company securities may underperform the market as a whole.



   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.



   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.



   - MANAGER RISK - the Portfolio's performance will be affected by WRIMCO's skill in evaluating and selecting securities for the Portfolio.



   - FOREIGN SECURITIES RISK - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.



Please see "Investing in the Fund - Defining Risks" for a more detailed description of some of these main risks.


                                                              SUMMARY         47

PORTFOLIO PERFORMANCE. The following bar chart and table show Core Equity Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and from the inception of the Portfolio compares to the return of a broad based index. The chart and tables assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'98                                                                              22.33
'99                                                                               7.17
'00                                                                              -7.02
'01                                                                              -7.74
'02                                                                             -28.14


Best Quarter:          (Q4'98)    20.98%
Worst Quarter:         (Q3'02)   -18.17%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     Core Equity Portfolio (inception
      10/15/97)                              %    -28.14    -4.17      -4.40
     S&P 500 Index (as adjusted for
      dividend reinvestment)                      -22.10     -.59        .01

        SUMMARY
 48

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Core Equity Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)



--------------------------------------------------------------------
     Management Fees                                        %   0.50

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.51

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(A)           %   1.26



(a) Advantus Capital Management, Inc. (Advantus Capital), investment adviser to certain of the Fund's Portfolios, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of 0.32% of average net assets of the Portfolio. After such absorption, the ratio of total Portfolio operating expenses to average net assets will be 1.07%. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
      $128        400       692      1,523


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         49

MICRO-CAP GROWTH PORTFOLIO

Micro-Cap Growth Portfolio seeks long-term capital appreciation.

The Portfolio primarily invests in equity securities of micro-cap companies (i.e., companies with a market capitalization of less than $300 million) at the time of purchase. The Portfolio primarily invests in common stock but may also invest in preferred stock and securities convertible into equity securities. In selecting equity securities, the Portfolio invests in securities that the Portfolio's investment sub-adviser believes show sustainable earnings growth potential and improving profitability.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - GROWTH STOCK RISK - the risk that if the assessment by the Portfolio's investment sub-adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment sub-adviser has placed on it.

   - INITIAL PUBLIC OFFERING RISK - the risk that the Portfolio will not be able to sustain the positive effect on performance that may result from investments in initial public offerings (IPOs). Favorable investments in IPOs have had a significant impact on the Portfolio's performance in some periods. The effect of IPOs on the Portfolio's total returns going forward may not be positive, either as a result of changes in the IPO market or growth of the Portfolio's assets which may reduce its total return.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - MICRO-CAP COMPANY RISK - the risk that equity securities of micro-cap companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 50     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Micro-Cap Growth Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and since the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'98                                                                              13.44
'99                                                                             148.77
'00                                                                             -21.05
'01                                                                             -11.33
'02                                                                             -43.64


Best Quarter:          (Q4'99)    82.84%
Worst Quarter:         (Q3'02)   -34.64%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                         From
                                                  1 Year   5 Years    Inception
--------------------------------------------------------------------------------
     Micro-Cap Growth Portfolio
      (inception 10/1/97)                    %    -43.64     2.17        -.65
     Russell 2000 Growth Index                    -30.26    -6.59       -7.92

                                                              SUMMARY         51

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Micro-Cap Growth Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)



--------------------------------------------------------------------
     Management Fees                                        %   0.95

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.25

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(A)           %   1.45



(a) Advantus Capital Management, Inc. (Advantus Capital), investment adviser to certain of the Fund's Portfolios, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of 0.14% of average net assets of the Portfolio. After such absorption, the ratio of total Portfolio operating expenses to average net assets will be 1.34%. Advantus Capital reserves the right to discontinue such absorption at any time at its sole discretion.


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
      $148        459       792      1,735


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 52     SUMMARY

REAL ESTATE SECURITIES PORTFOLIO

Real Estate Securities Portfolio seeks above average income and long-term growth of capital.

The Portfolio invests its assets primarily in real estate and real estate-related securities. "Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Most of the Portfolio's real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate mortgages or shares issued by other REITs. In selecting securities, the Portfolio's investment adviser considers factors such as a company's financial condition, financial performance, policies and strategies, real estate properties and competitive market condition.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CONCENTRATION RISK - the risk that the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry The Portfolio concentrates its investments in the real estate and real estate related industry.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

   - REAL ESTATE RISK - the risk that the value of the Portfolio's investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures.

   - REIT-RELATED RISK - the risk that the value of the Portfolio's equity securities issued by REITs will be adversely affected by changes in the value of the underlying property.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                              SUMMARY         53

PORTFOLIO PERFORMANCE. The following bar chart and table show Real Estate Securities Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and from the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'99                                                                              -3.89
'00                                                                              25.61
'01                                                                              10.03
'02                                                                               6.97


Best Quarter:          (Q2'99)    13.98%
Worst Quarter:         (Q3'99)   -10.30%


   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                                      From
                                                           1 Year   Inception
-----------------------------------------------------------------------------
     Real Estate Securities Portfolio (inception
      5/1/98)                                         %     6.97      4.15
     Wilshire Associates Real Estate Securities
      Index                                                 2.64      4.67

        SUMMARY
 54

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Real Estate Securities Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts that invest in the Portfolio.


          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)



--------------------------------------------------------------------
     Management Fees                                        %   0.60

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.33

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   1.18


EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


     1 Year     3 Years   5 Years   10 Years
      $120        375       649      1,432


The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract where a portion of the premiums for such policy or contract have been invested in the Portfolio. There are other fees and expenses related to such policies and contracts that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         55

                             INVESTING IN THE FUND

MANAGING THE PORTFOLIOS


ADVANTUS CAPITAL. The investment adviser of the Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, International Stock Portfolio, Small Company Growth Portfolio, Maturing Government Bond Portfolios, Small Company Value Portfolio, International Bond Portfolio, Index 400 Mid-Cap Portfolio, Micro-Cap Growth Portfolio and Real Estate Securities Portfolio is Advantus Capital Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101, which has managed the Fund's assets since May 1, 1997. Since its inception in 1994, Advantus Capital has also provided investment advisory services for other Advantus Funds, and has managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Advantus Capital manages the Fund's investments and furnishes all necessary office facilities, equipment and personnel for servicing the Fund's investments. Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. In addition, Minnesota Life serves as administrative services agent to the Fund.


The Fund and Advantus Capital have obtained an exemptive order from the SEC allowing them to use a "manager of managers" strategy related to management of the Fund. Under this strategy, Advantus Capital may select new Portfolio investment sub-advisers upon the approval of the Fund's Board of Directors and without shareholder approval. Advantus Capital may change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any investment sub-adviser changes. In any event, Fund shareholders may terminate investment sub-adviser arrangements upon a vote of the majority of the applicable outstanding Portfolio shares. Advantus Capital is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement and retains ultimate responsibility for the investment performance of each Portfolio employing a sub-adviser. Investors in the Fund (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life or other life insurance companies to which the Fund has sold its shares) are, in effect, electing to have Advantus Capital either manage the investment of a Portfolio's assets or select one or more sub-advisers to achieve that Portfolio's investment objective.


The investment sub-adviser of the International Stock Portfolio is Templeton Investment Counsel, LLC (Templeton Counsel), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394. Templeton Counsel provides investment advice and generally conducts the investment management program for the International Stock Portfolio.


The investment sub-adviser of the Small Company Growth Portfolio is Credit Suisse Asset Management, LLC (CSAM), 466 Lexington Avenue, New York, New York 10017. CSAM provides investment advice and generally conducts the investment management program for the Small Company Growth Portfolio.

The investment sub-adviser of the Small Company Value Portfolio is State Street Research & Management Company (State Street Research), One Financial Center, Boston, Massachusetts 02111. State Street Research provides investment advice and generally conducts the investment management program for the Small Company Value Portfolio.

 56     INVESTING IN THE FUND

The investment sub-adviser of the International Bond Portfolio is Julius Baer Investment Management Inc. (JBIM), 330 Madison Avenue, New York, New York 10017. JBIM provides investment advice and generally conducts the investment management program for the International Bond Portfolio.

The investment sub-adviser of the Micro-Cap Growth Portfolio is Wall Street Associates (WSA), La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037. WSA provides investment advice and generally conducts the investment management program for the Micro-Cap Growth Portfolio.


WRIMCO. As discussed above, Advantus Capital has agreed to sell to WRIMCO its assets related to the actively managed equity Portfolios of the Fund (with the exception of Real Estate Securities Portfolio) and has recommended to the Fund's Board of Directors that these Portfolios be merged into corresponding portfolios of the W&R Target Funds, Inc. Because Advantus Capital no longer has the resources to actively manage non-real estate equity funds, the Board of Directors has appointed WRIMCO to serve as the investment advisor to Asset Allocation Portfolio, Capital Appreciation Portfolio, Growth Portfolio, Core Equity Portfolio and Value Stock Portfolio prior to the mergers. Advisory fees payable by the Portfolios will not change under the interim advisory agreement with WRIMCO, and fee waivers currently in effect for Core Equity Portfolio will remain in place. Advisory fees payable to WRIMCO will be deposited in escrow until shareholders of the Portfolios approve an advisory agreement with WRIMCO. If shareholders do not approve an agreement, WRIMCO will receive the lower of the amount in escrow or its costs for performing services under the interim advisory agreement.



WRIMCO and its predecessor have served as the investment manager to W&R Target Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc., W&R Funds, Inc. and each of the registered investment companies in the Waddell & Reed Advisors Funds since 1940 or each company's inception date, whichever is later. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.



PORTFOLIO MANAGERS. The following persons serve as the primary portfolio managers for the Portfolios (other than the Index 500 and the Index 400 Mid-Cap Portfolios):



                         PORTFOLIO MANAGER      PRIMARY PORTFOLIO
     PORTFOLIO               AND TITLE            MANAGER SINCE        BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
     Growth           Philip J. Sanders         May 1, 2003         Senior Vice President of WRIMCO; employee of
                      Portfolio Manager                             WRIMCO since August 1998; prior thereto, Lead
                                                                    Manager, Tradestreet Investment Associates

     Bond             Wayne R. Schmidt          May 1, 1991         Vice President of Advantus Capital; Investment
                      Portfolio Manager                             Officer of MIMLIC Management

     Money Market     Steven S. Nelson          May 1, 1999         Vice President of Advantus Capital since
                      Portfolio Manager                             February 1999, Portfolio Manager of Advantus
                                                                    Capital since September 1998; Vice President of
                                                                    Reliastar Investment Research, Inc. from June
                                                                    1996 to September 1998

     Asset            Cynthia P. Prince-Fox     May 1, 2003         Senior Vice President of WRIMCO and Co-Chief
     Allocation       Portfolio Manager                             Investment Officer, Senior Vice President of
                                                                    Austin, Calvert & Flavin, Inc.

     Mortgage         Kent R. Weber             January 1, 1990     Vice President of Advantus Capital
     Securities       Portfolio Manager

     Capital          Philip J. Sanders         May 1, 2003         Senior Vice President of WRIMCO; employee of
     Appreciation     Portfolio Manager                             WRIMCO since August 1998; prior thereto, Lead
                                                                    Manager, Tradestreet Investment Associates

     International    Edgerton Tucker Scott     February 1, 2000    Vice President and Research Analyst, Templeton
     Stock            III                                           Investment Counsel, LLC
                      Vice President and
                      Research Analyst


                                                INVESTING IN THE FUND         57

                         PORTFOLIO MANAGER      PRIMARY PORTFOLIO
     PORTFOLIO               AND TITLE            MANAGER SINCE        BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------


     Small Company    Elizabeth B. Dater        August 10, 2001     Managing Director and Portfolio Manager, CSAM,
     Growth           Co-Portfolio Manager                          since 1999; prior to that time, Managing
                                                                    Director and Portfolio Manager, Warburg Pincus
                                                                    Asset Management, Inc. ("Warburg Pincus"), from
                                                                    1988

                      Sammy Oh                  March 7, 2000       Managing Director and Portfolio Manager, CSAM,
                      Co-Portfolio Manager                          from January 2003; Director and Portfolio
                                                                    Manager, CSAM from 1999; Vice President and
                                                                    Portfolio Manager, Warburg Pincus from 1997

     Maturing         Kent R. Weber             April 25, 1994      Vice President of Advantus Capital
     Government       Portfolio Manager
     Bond - 2006
     and 2010

     Value Stock      Harry M. Flavin           May 1, 2003         Senior Vice President of WRIMCO and President,
                      Co-Portfolio Manager                          Chief Investment Officer and Director of Austin,
                                                                    Calvert & Flavin, Inc.
                      Cynthia P. Prince-Fox     May 1, 2003         Senior Vice President of WRIMCO Co-Chief
                      Co-Portfolio Manager                          Investment Officer, Senior Vice President of
                                                                    Austin, Calvert & Flavin, Inc.

     Small Company    John Burbank              May 25, 2001        Senior Vice President, State Street Research
     Value            Portfolio Manager

                      Paul Haagensen            May 1, 2003         Senior Vice President, State Street Research,
                      Portfolio Manager                             since 2002; previously, portfolio manager and
                                                                    senior analyst, Putnam Investments

                      Caroline Evascu           May 1, 2003         Vice President, State Street Research, since
                      Associate Portfolio                           2001; previously vice president and senior
                      Manager                                       analyst at SG Cowen Asset Management and
                                                                    research associate at Donaldson, Lufkin &
                                                                    Jenrette

     International    Edward C. Dove            October 1, 1997     Director, Fixed Income, Julius Baer Investment
     Bond             Director, Chief                               Management Inc.
                      Investment Officer

     Core Equity      James D. Wineland         May 1, 2003         Senior Vice President of WRIMCO; Vice President
                      Portfolio Manager                             of and Portfolio Manager for Waddell & Reed
                                                                    Asset Management Company from March 1995 to
                                                                    March 1998

     Micro-Cap        William Jeffery, III      October 1, 1997     Principals and Portfolio Managers, Wall Street
     Growth           and                                           Associates
                      Kenneth F. McCain

                      David A. Baratta,         June 11, 1999       Principal and Portfolio Manager, Wall Street
                      Principals and                                Associates, since June 1999; Portfolio Manager
                      Portfolio Managers                            and Executive Vice President, Morgan Grenfell,
                                                                    Inc., New York, New York, from October 1994 to
                                                                    June 1999

     Real Estate      Joseph R. Betlej          May 1, 1998         Vice President of Advantus Capital
     Securities       Portfolio Manager


        INVESTING IN THE FUND
 58

ADVISORY FEES

The Fund pays Advantus Capital monthly fees calculated on an annual basis for each Portfolio. Advantus Capital uses a portion of the applicable fees to pay sub-advisers. The advisory fee paid to Advantus Capital for each Portfolio during 2002, as a percentage of average daily net assets, was as follows:


                                                       AGGREGATE FEE
PORTFOLIO                                             PAID DURING 2002
----------------------------------------------------------------------
     Growth Portfolio                                      0.45%
     Bond Portfolio                                        0.30%
     Money Market Portfolio                                0.25%
     Asset Allocation Portfolio                            0.35%
     Mortgage Securities Portfolio                         0.30%
     Index 500 Portfolio                                   0.13%
     Capital Appreciation Portfolio                        0.50%
     International Stock Portfolio                         0.60%
     Small Company Growth Portfolio                        0.65%
     Maturing Government Bond Portfolios                   0.25%
     Value Stock Portfolio                                 0.50%
     Small Company Value Portfolio                         0.70%
     International Bond Portfolio                          0.60%
     Index 400 Mid-Cap Portfolio                           0.15%
     Core Equity Portfolio                                 0.50%
     Micro-Cap Growth Portfolio                            0.95%
     Real Estate Securities Portfolio                      0.60%


DISTRIBUTION FEES

The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets on an on-going basis, which affects the Portfolio's share price, and, over time, increases the cost of an investment in the Portfolio. These distribution fees may also cost the purchaser of a variable life insurance policy or variable annuity contract which is invested in the Portfolio more over time than other types of sales charges that may be paid in connection with the variable policy or contract. The fees are paid to Securian Financial Services, Inc. (Securian Financial) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolio's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

VOLUNTARY FEE ABSORPTION

Advantus Capital is currently voluntarily absorbing all fees and expenses that exceed 1.10% of average daily net assets for the Small Company Value Portfolio, 1.07% of average daily net assets for the Core Equity

                                                INVESTING IN THE FUND         59

Portfolio, and 1.34% of average daily net assets for the Micro-Cap Growth Portfolio. Advantus Capital has not agreed to absorb expenses over a specified period of time and it may cease its absorption of expenses at any time. If it does so, some Portfolio expenses would increase and thereby reduce investment return.

INVESTMENT OBJECTIVE,
POLICIES AND PRACTICES

GROWTH PORTFOLIO


Growth Portfolio seeks long-term accumulation of capital. Current income is a factor in the selection of securities, but is a secondary objective.



The Portfolio seeks to achieve its goals by investing primarily in common stocks of U.S. and, to a lesser extent, foreign companies. Generally, the Portfolio may invest in a wide range of marketable securities that, in WRIMCO's opinion, offer the potential for growth. The Portfolio typically invests in companies having a market capitalization of at least $1 billion, although it may invest in companies of any size. The Portfolio generally emphasizes investments in the faster growing sectors of the economy, such as the technology, healthcare and consumer-oriented sectors.



In selecting securities for the Portfolio, WRIMCO utilizes a combination of quantitative and fundamental research. Quantitative research focuses on identifying companies with attractive growth, profitability and valuation measures. Fundamental research analyzes a specific company to examine its competitive position within its industry and to determine its growth expectations. A security may be sold when WRIMCO believes the company's growth and/or profitability characteristics are deteriorating, it no longer maintains a competitive advantage or more attractive opportunities arise.



When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or fixed-income securities or in common stocks chosen for their relative stability, rather than for their growth potential. By taking a defensive position, the Portfolio may not achieve its investment objectives.



In addition to the investments discussed in the Prospectus, the Portfolio may invest in other types of securities and use certain instruments in seeking to achieve its objectives. For example, the Portfolio may invest in options, futures contracts or other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Please see the Statement of Additional Information for more information about the Portfolios' permitted investments.



RISKS. The main risks of investing in the Portfolio are discussed in the summary. In addition, the Portfolio is subject to risk in connection with its investments in smaller companies. Although the Portfolio typically invests in companies having a market capitalization of at least $1 billion, it may invest in companies of any size. Market risk for small and medium sized companies may be greater than that for large companies. Stocks of smaller companies, as well as stocks of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations. For a more detailed description of these risks, see "Mid Size Company Risk" and "Small and Micro-Cap Company Risk" under "Investing in the Fund - Defining Risks." Additional risk information is provided in the Statement of Additional Information.


BOND PORTFOLIO

Bond Portfolio seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.

 60     INVESTING IN THE FUND

It is the Portfolio's policy to invest, under normal circumstances, at least 80% of the value of its net assets (exclusive of collateral received in connection with securities lending) in bonds (for this purpose, "bonds" includes any debt security). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio invests primarily in a variety of investment-grade debt securities which include:

   - investment-grade corporate debt obligations and mortgage-backed securities

   - debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds)

   - investment-grade mortgage-backed securities issued by governmental agencies and financial institutions

   - investment-grade asset-backed securities

   - U.S. dollar denominated investment-grade debt securities issued by foreign governments and companies and publicly traded in the United States

   - debt obligations of U.S. banks, savings and loan associations and savings banks

The Portfolio will invest a portion of its assets in investment-grade debt obligations issued by domestic companies in a variety of industries. The Portfolio may invest in long-term debt securities (i.e., maturities of more than 10 years), intermediate debt securities (i.e., maturities from 3 to 10 years) and short-term debt securities (i.e., maturities of less than 3 years). In selecting corporate debt securities and their maturities, Advantus Capital seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

The Portfolio may also invest a portion of its assets in government and non-governmental mortgage-related securities, including CMOs, and in stripped mortgage-backed securities and asset-backed securities. CMOs are debt obligations typically issued by a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments.

Asset-backed securities represent interest in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter

                                                INVESTING IN THE FUND         61
duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its debt, mortgage-related and asset-backed securities portfolio will range from four to seven years.

In addition, the Portfolio may invest lesser portions of its assets in interest rate and other bond futures contracts, convertible and non-convertible investment-grade and non-investment grade debt securities issued by domestic governments and companies, restricted and illiquid securities, options (the Portfolio may purchase, sell and write put and call options), stripped asset-backed securities, securities purchased on a when-issued or forward commitment basis, mortgage dollar roll transactions, securities of other mutual funds, preferred stocks and other equity securities obtained upon conversion of debt securities or warrants, repurchase agreement transactions and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Call Risk

   - Credit Risk

   - Diversification Risk

   - Extension Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Market Risk

   - Portfolio Risk

   - Prepayment Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

MONEY MARKET PORTFOLIO

Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

Although the Portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation.

The Portfolio invests in a variety of U.S. dollar denominated money market securities, including:

   - securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (including bills, notes, bonds and certificates of indebtedness)

   - obligations of domestic banks, savings and loan associations, savings banks with total assets of at least $2 billion (including certificates of deposit, bank notes, commercial paper, time deposits and bankers' acceptances)

   - U.S. dollar denominated obligations of U.S. branches or agencies of foreign banks with total assets of at least $2 billion

   - U.S. dollar denominated obligations of Canadian chartered banks and London branches of U.S. banks with total assets of at least $2 billion

 62     INVESTING IN THE FUND

   - U.S. dollar denominated securities issued by foreign governments and companies and publicly traded in the United States

   - obligations of supranational entities such as the International Bank for Reconstruction and Development

   - domestic corporate, domestic limited partnership and affiliated foreign corporate obligations (including commercial paper, notes and bonds)

In addition, the Portfolio may invest lesser portions of its assets in securities of other mutual funds and restricted and illiquid securities.

The Portfolio invests only in high quality securities. Generally, the Portfolio may purchase only securities rated within the two highest short-term rating categories of one or more national rating agencies. The Portfolio only invests in securities that mature in 397 calendar days or less from the date of purchase. The Portfolio maintains an average weighted maturity of 90 days or less.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Credit Risk

   - Diversification Risk

   - Foreign Securities Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Market Risk

   - Portfolio Risk

   - Stable Price Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

ASSET ALLOCATION PORTFOLIO


Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk.



The Portfolio invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. In general, the Portfolio invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Portfolio owns common stocks in order to provide possible appreciation of capital and some dividend income. The Portfolio ordinarily invests at least 25% of its total assets in fixed income securities.



In its equity investments, the Portfolio invests primarily in medium to large, well-established companies, that typically issue dividend producing securities. The majority of the Portfolio's debt holdings are either U.S. Government securities or investment grade corporate bonds, that include bonds rated BBB and higher by Standard & Poor's Ratings Service or Baa and higher by Moody's Investors Service, Inc. or, if unrated, deemed by WRIMCO to be of comparable quality. The Portfolio has no limitations on the range of maturities of debt securities in which it may invest. The Portfolio may invest in foreign securities.



WRIMCO may look at a number of factors in selecting securities for the Portfolio. For equity investments, WRIMCO may emphasize a blend of value and growth potential. For value securities, WRIMCO looks for undervalued companies whose asset value or earnings power is not reflected in the price of their stock. In selecting growth securities, WRIMCO seeks to identify securities whose earnings are likely to grow faster than the economy. In selecting debt securities for the Portfolio WRIMCO seeks high-quality securities with minimal credit risk.


                                                INVESTING IN THE FUND         63

Generally, in determining whether to sell an equity security, WRIMCO uses the same analysis that it uses in order to determine if the equity security is still undervalued or has ceased to offer the desired growth potential. In determining whether to sell a debt security, WRIMCO will consider whether the debt security continues to maintain its minimal credit risk. WRIMCO may also sell a security if the security ceases to produce income or otherwise to take advantage of attractive investment opportunities and/or to raise cash.



When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.



In addition to the investments discussed in the Prospectus, the Portfolio may invest in other types of securities and use certain instruments in seeking to achieve its objective. For example, the Portfolio may invest in options, futures contracts, asset-backed securities or other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Please see the Statement of Additional Information for more information about the Portfolios' permitted investments.



RISKS. The main risks of investing in the Portfolio are discussed in the Summary. Additional risk information is provided in the Statement of Additional Information.



MORTGAGE SECURITIES PORTFOLIO


Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in mortgage-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio invests a major portion of its assets in high and investment-grade securities representing interests in pools of mortgage loans. In addition, the Portfolio may invest in a variety of other mortgage-related securities including collateralized mortgage obligations
(CMOs) and stripped mortgage-backed securities.

In selecting mortgage-related securities, Advantus Capital considers a variety of factors, including prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (i.e., residential versus commercial real estate) and the type of underlying mortgage loan (i.e., a 30-year fully-amortized loan versus a 15-year fully-amortized loan). Advantus Capital also considers current and expected trends in economic conditions, interest rates and the mortgage market, and selects securities which, in its judgment, are likely to perform well in those circumstances.

The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the Portfolio may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. In addition, the Portfolio may, at the time of purchase, invest up to 15% of its net assets in illiquid securities, and may also invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Fund's Board of Directors. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Portfolio bears the costs of registering such securities. The Portfolio may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. As of December 31, 2002, the Portfolio had 5.0% of its net assets invested in illiquid securities, and 19.6% of its net assets invested in restricted securities

 64     INVESTING IN THE FUND
deemed liquid pursuant to the liquidity guidelines. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. This could result in more than 15% of the Portfolio's net assets being invested in illiquid securities.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or "passed through" to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In "pass through" mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans. To avoid this non-payment risk, the Portfolio may also invest in "modified pass through" mortgage loan pools which provide that the security holder will receive interest and principal payments regardless of whether mortgagors make payments on the underlying mortgage loans.

The Portfolio may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal governmental guarantors of mortgage-related securities are the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). FNMA and FHLMC generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (i.e., savings and loan institutions, commercial banks and mortgage bankers).

The Portfolio may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government related securities. Unlike government agency sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Portfolio may also invest a major portion of its assets in CMOs and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the security holder to receive the interest portion of cash payments, while the principal component only allows the security holder to receive the principal portion of cash payments.

                                                INVESTING IN THE FUND         65

As a rule of thumb, a portfolio of fixed income securities (including mortgage-related securities) experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of mortgage-related securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of mortgage-related securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its investment portfolio will range from one to seven years.

In addition, the Portfolio may invest lesser portions of its assets in non-investment grade mortgage-related securities, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, certificates of deposits, bankers' acceptances, investment-grade commercial paper, convertible and non-convertible investment-grade and non-investment grade corporate debt securities, securities of other mutual funds, direct mortgage investments, interest rate and other bond futures contracts, asset-backed and stripped asset-backed securities, repurchase agreement transactions, when-issued or forward commitment transactions and mortgage dollar rolls. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Call Risk

   - Concentration Risk

   - Credit Risk

   - Diversification Risk

   - Extension Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Market Risk

   - Portfolio Risk

   - Prepayment Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

INDEX 500 PORTFOLIO

Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

Under normal conditions, the Portfolio invests its assets in all of the common stocks included in the S&P 500. The Portfolio attempts to achieve a correlation of 100% without considering Portfolio expenses. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 500, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500.

Advantus Capital utilizes a computer program to confirm the Portfolio's S&P 500 replication and to round off security weightings.

Under normal conditions, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 500 (investments covered by this 80% policy may also include S&P 500 stock index futures contracts or S&P 500 depositary receipts, each of which have economic characteristics similar to an investment in the S&P 500). The 80% investment

 66     INVESTING IN THE FUND
policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. In addition, the Portfolio may invest lesser portions of its assets in investment-grade short-term fixed income securities, stock index futures contracts, securities of other mutual funds, restricted and illiquid securities, index depositary receipts, repurchase agreement transactions and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Standard & Poor's Rating Services (S&P), a division of the McGraw-Hill Companies, Inc., designates the stocks included in the S&P 500. From time to time, S&P may add or delete stocks from the S&P 500. Inclusion of a stock in the S&P 500 does not imply an opinion by S&P as to its investment merit. "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Diversification Risk

   - Index Performance Risk

   - Inflation Risk

   - Large Company Risk

   - Market Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

CAPITAL APPRECIATION PORTFOLIO

Capital Appreciation Portfolio seeks growth of capital.


The Portfolio seeks to achieve its goal by investing primarily in common stocks of U.S. and, to a lesser extent, foreign companies. Generally, the Portfolio may invest in a wide range of marketable securities that, in WRIMCO's opinion, offer the potential for growth. The Portfolio typically invests in companies having a market capitalization of at least $1 billion, although it may invest in companies of any size. The Portfolio generally emphasizes investments in the faster growing sectors of the economy, such as the technology, healthcare and consumer-oriented sectors.



In selecting securities for the Portfolio, WRIMCO utilizes a combination of quantitative and fundamental research. Quantitative research focuses on identifying companies with attractive growth, profitability and valuation measures. Fundamental research analyzes a specific company to examine its competitive position within its industry and to determine its growth expectations. A security may be sold when WRIMCO believes the company's growth and/or profitability characteristics are deteriorating, it no longer maintains a competitive advantage or more attractive opportunities arise.



When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or fixed-income securities or in common stocks chosen for their relative stability, rather than for their growth potential. By taking a defensive position, the Portfolio may not achieve its investment objective.


                                                INVESTING IN THE FUND         67

In addition to the investments discussed in the Prospectus, the Portfolio may invest in other types of securities and use certain instruments in seeking to achieve its objective. For example, the Portfolio may invest in options, futures contracts or other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Please see the Statement of Additional Information for more information about the Portfolios' permitted investments.



RISKS. The main risks of investing in the Portfolio are discussed in the summary. In addition, the Portfolio is subject to risk in connection with its investments in smaller companies. Although the Portfolio typically invests in companies having a market capitalization of at least $1 billion, it may invest in companies of any size. Market risk for small and medium sized companies may be greater than that for large companies. Stocks of smaller companies, as well as stocks of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations. For a more detailed description of these risks, see "Mid Size Company Risk" and "Small and Micro-Cap Company Risk" under "Investing in the Fund - Defining Risks." Additional risk information is provided in the Statement of Additional Information.


INTERNATIONAL STOCK PORTFOLIO

International Stock Portfolio seeks long-term capital growth.

Under normal circumstances, the Portfolio invests at least 80% of its assets (exclusive of collateral received in connection with securities lending) in equity securities of small, mid and large capitalization foreign companies. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio may invest in securities of companies or governments in developed foreign markets or in developing or emerging markets. Under normal circumstances, the Portfolio will maintain investments in at least three foreign countries.

The Portfolio invests in equity securities. Equity securities generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, warrants or rights to purchase such securities. In selecting equity securities, Templeton Counsel, the Portfolio's investment sub-adviser, performs a company-by-company analysis, rather than focusing on a specific industry or economic sector. Templeton Counsel concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value will also be considered.

The Portfolio may also invest a lesser portion of its assets in closed-end investment companies, restricted and illiquid securities, U.S. government, domestic and foreign investment-grade debt securities, American Depositary Receipts, European Depositary Receipts, securities and index futures contracts, forward foreign currency exchange contracts, exchange-traded foreign currency futures contracts, options (the Portfolio may purchase, sell and write put and call options), securities of other mutual funds, non-investment grade debt securities, repurchase agreement transactions, securities purchased on a when-issued or forward commitment basis and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

 68     INVESTING IN THE FUND

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Credit Risk

   - Currency Risk

   - Diversification Risk

   - Emerging Markets Risk

   - Euro Conversion Risk

   - Foreign Securities Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Large Company Risk

   - Market Risk

   - Mid Size Company Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

   - Small Company Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

SMALL COMPANY GROWTH PORTFOLIO

Small Company Growth Portfolio seeks long-term accumulation of capital.

The Portfolio primarily invests in various types of equity securities of small capitalization growth companies at the time of purchase. The Portfolio primarily invests in common stocks but may also invest in preferred stocks and securities convertible into equity securities. In selecting equity securities, the Portfolio's investment sub-adviser employs a growth investment style and looks for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.

Under normal market conditions, the Portfolio will invest at least 80% of net assets plus any borrowings for investment purposes (exclusive of collateral received in connection with securities lending) in equity securities of small companies. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio considers a "small" company to be one whose market capitalization at the time of purchase is within the range of capitalizations of companies in the Russell 2000 Index.

Some companies may outgrow the definition of a small company after the Portfolio has purchased their securities. These companies continue to be considered small for purposes of the Portfolio's minimum 80% allocation to small company equities. In addition, the Portfolio may invest in companies of any size once the 80% policy is met. As a result, the Portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

From time to time, the Portfolio may also invest a lesser portion of its assets in securities of mid and large capitalization companies (i.e. companies with market capitalizations in excess of the range of capitalizations of companies in the Russell 2000 Index).

In selecting equity securities of growth companies for the Portfolio, CSAM looks for:

   - Companies still in the developmental stage

   - Older companies that appear to be entering a new stage of growth

   - Companies providing products or services with a high unit-volume growth rate

                                                INVESTING IN THE FUND         69

The Portfolio may also invest in emerging-growth companies - small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, investment-grade corporate debt securities, foreign securities, warrants, stock index futures contracts, options (the Portfolio may purchase, sell and write put and call options), index depositary receipts, repurchase agreement transactions, securities of other mutual funds and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Diversification Risk

   - Growth Stock Risk

   - Inflation Risk

   - Market Risk

   - Mid Size Company Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

   - Small Company Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

MATURING GOVERNMENT BOND PORTFOLIOS

Each of the Maturing Government Bond Portfolios seeks as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date.

Each of the Portfolios primarily invests in zero coupon securities. Zero coupon securities include securities issued by the United States Treasury (Stripped Treasury Securities), by the U.S. government and its agencies and instrumentalities (Stripped Government Securities) and by domestic corporations (Stripped Corporate Securities). Under normal circumstances, each Portfolio will invest at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in Stripped Treasury Securities and Stripped Government Securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.

"Stripped Treasury Securities" consist of (a) debt obligations issued by the U.S. Treasury that are stripped of their respective unmatured interest coupon and (b) receipts and certificates for such stripped debt obligations and stripped interest coupons. "Stripped Government Securities" consist of zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by trusts to which payment of principal and interest are guaranteed by the U.S., and by other government sponsored corporations. "Stripped Corporate Securities" consist of zero coupon debt securities issued by domestic corporations, interest coupons stripped from corporate debt obligations and receipts and certificates for such stripped debt obligations and stripped coupons.

Zero coupon securities are securities that pay no cash income and are sold at a discount from their stated maturity value. When held to maturity, the entire return on zero coupon securities generally consists of the difference between each security's purchase price and its respective maturity value. As a result, an investor knows this difference at the time of purchase and can determine the investment return from such securities.

 70     INVESTING IN THE FUND

However, since each Portfolio may invest in other non-zero coupon securities and instruments (as discussed below), such Portfolio's total investment return will vary from the aggregate purchase price-maturity value spread of its zero coupon securities. Nevertheless, these non-zero coupon securities will also describe an anticipated yield to a designated maturity date. In order to obtain an amount approximating the anticipated return from each Portfolio's zero coupon holdings, an investor should hold Portfolio shares until the respective maturity date of the applicable Portfolio.

The anticipated total return on an investment in each Portfolio will vary if shares of the Portfolio are redeemed prior to the stated maturity date. Generally, the value of zero coupon and non-zero coupon holdings prior to the stated maturity date may increase or decrease with changes in prevailing interest rates. Since shares redeemed prior to maturity are redeemed at net asset value (i.e. a value based on the current market value of the Portfolio's holdings per share), an investor may receive a significantly different investment return than anticipated at the time of purchase upon redemption prior to maturity. Return may also be affected by cash flow transactions affecting the Portfolio (i.e., redemptions by others or purchases of Portfolio shares).

Each Portfolio will mature on a specific target date. The current target dates are September 2006 and 2010. On each such target date, the Portfolio will be converted to cash and reinvested in another Fund Portfolio at the direction of the investor. If the investor does not provide reinvestment instructions, then the proceeds will automatically be invested in Money Market Portfolio.

As a rule of thumb, a portfolio of fixed income securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of fixed income securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer effective duration is more price sensitive than a security with a shorter duration. In general, a portfolio of fixed income securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. Each Portfolio expects that under normal circumstances the effective duration of its investment portfolio will range within one year of the Portfolio's remaining maturity. Thus, if the time remaining to a Portfolio's target maturity date is five years, the Portfolio's duration will range from four to six years.

In addition, each Portfolio may invest lesser portions of its assets in other investment-grade debt obligations, restricted and illiquid securities, securities of other mutual funds, repurchase agreement transactions, cash, cash equivalent items and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in each of the Portfolios is subject to the following risks:

   - Credit Risk

   - Diversification Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Market Risk

   - Portfolio Risk

   - Securities Lending Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

                                                INVESTING IN THE FUND         71

VALUE STOCK PORTFOLIO

Value Stock Portfolio seeks long-term accumulation of capital. The production of income is a secondary objective of the Portfolio.


The Portfolio seeks to achieve its goals by investing, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Portfolio seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Portfolio typically invests in large-cap companies, it may invest in securities of any size company. Under normal circumstances, the Portfolio will invest at least 80% of its total assets (exclusive of collateral received in connection with securities lending) in common stocks issued by mid and large capitalization companies (market capitalizations of at least $1.5 billion) that are publicly traded in the United States.



WRIMCO utilizes both fundamental research and quantitative analysis to identify securities for the Portfolio. The Portfolio will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. The Portfolio may also invest in growth stocks that are, in WRIMCO's opinion, temporarily undervalued.



WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. WRIMCO considers numerous factors in its analysis of issuers and stocks, including the following:



   - intrinsic value of the company not reflected in stock price



   - historical earnings growth



   - future expected earnings growth



   - company's position in its respective industry



   - industry conditions



   - competitive strategy



   - management capabilities



   - free cash flow potential



The Portfolio will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or it has performed below WRIMCO's expectations.



When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. government securities) or preferred stocks, or both, by taking a temporary defensive position, the Portfolio may not achieve its investment objectives.



In addition to the investments discussed in the Prospectus, the Portfolio may invest in other types of securities and use certain instruments in seeking to achieve its objectives. For example, the Portfolio may invest in options, futures contracts or other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Please see the Statement of Additional Information for more information about the Portfolios' permitted investments.


 72     INVESTING IN THE FUND

RISKS. The main risks of investing in the Portfolio are discussed in the Summary. In addition, the Portfolio is subject to risk in connection with its investments in smaller companies. Although the Portfolio typically invests in large-cap companies, it may invest in companies of any size. Market risk for small and medium sized companies may be greater than that for large companies. Stocks of smaller companies may experience volatile trading and price fluctuations. For a more detailed description of these risks, see "Mid Size Company Risk" and "Small and Micro-Cap Company Risk" under "Investing in the Fund - Defining Risks." Additional risk information is provided in the Statement of Additional Information.


SMALL COMPANY VALUE PORTFOLIO

Small Company Value Portfolio seeks long-term accumulation of capital.

The Portfolio primarily invests in various types of equity securities of small capitalization companies. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000(R) Value Index. Under normal circumstances, at least 80% of the Portfolio's net assets (exclusive of collateral received in connection with securities lending) will be invested in common stocks of small capitalization domestic companies and foreign companies that are publicly traded in the United States. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. Some companies may outgrow the definition of a small capitalization company after the Portfolio has purchased their securities. These companies continue to be considered small for purposes of the Portfolio's minimum 80% allocation to small capitalization companies.

The Portfolio may also invest in preferred stock and other securities convertible into equity securities. From time to time, the Portfolio will also invest a lesser portion of its assets in securities of mid and large capitalization companies (i.e., companies with a market capitalization larger than that defined above).

In selecting value stocks and other equity securities, State Street Research primarily looks to equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that State Street Research believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services, that may improve their business prospects or competitive position. In assessing relative value, State Street Research will consider factors such as a company's ratio of market price to earnings, ratio of market price to book value, ratio of market price to assets, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, product pricing, quality of management and competitive market position. As a secondary focus, State Street Research may also consider an investment's potential to provide current income. In seeking to achieve its investment objectives, the Portfolio may also invest in equity securities of companies that Advantus Capital believes show potential for sustainable earnings growth above the average market growth rate.

The Portfolio's purchases of equity securities may include shares of common stock that are part of a company's initial public offering. In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, convertible and non-convertible investment-grade and non-investment grade debt securities, securities of other mutual funds, foreign securities, warrants, repurchase agreement transactions, stock index futures contracts, options (the Portfolio may purchase, sell and write put and call options), index

                                                INVESTING IN THE FUND         73
depositary receipts and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Diversification Risk

   - Inflation Risk

   - Initial Public Offering Risk

   - Market Risk

   - Mid Size Company Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

   - Small Company Risk

   - Value Stock Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

INTERNATIONAL BOND PORTFOLIO

International Bond Portfolio seeks to maximize current income, consistent with the protection of principal.

Prior to May 1, 2003, the International Bond Portfolio was known as the Global Bond Portfolio and invested in domestic as well as foreign debt securities. Effective as of that date, and pursuant to a change in the investment policies of the Portfolio approved by the Fund's Board of Directors, the Portfolio invests mainly in a variety of investment-grade debt securities issued by foreign issuers. These debt securities include:

   - investment-grade corporate debt obligations issued by foreign corporate issuers

   - investment-grade debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations

   - investment-grade mortgage-backed securities and asset-backed securities issued or sponsored by foreign governmental agencies, financial institutions and other issuers

JBIM, the Portfolio's investment sub-adviser, selects and manages the Portfolio's investments.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in bonds and other debt securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio invests primarily in investment-grade debt obligations issued by foreign companies in a variety of industries. However, the Portfolio may invest in investment-grade and non-investment-grade Brady Bonds. The Portfolio may invest in long-term debt securities (i.e., maturities of more than 10 years), intermediate debt securities (i.e., maturities from 3 to 10 years) and short-term debt securities (i.e., maturities of less than 3 years). In selecting corporate debt securities and their maturities, JBIM seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

Under normal circumstances, the Portfolio will maintain investments in at least three foreign countries. The Portfolio may invest in securities or governments in developed foreign markets or in developing or emerging markets. The Portfolio may also invest up to 20% of its net assets in U.S. debt obligations issued or guaranteed by the U.S. government.

The Portfolio may also invest a portion of its assets in CMOs, stripped mortgage-backed securities and asset-backed securities. CMOs are debt obligations typically issued by a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among

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

various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments.

Asset-backed securities represent interest in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Duration measures the relative price sensitivity of a security to changes in interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. As a very broad approximation, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its debt, mortgage-related and asset-backed securities portfolio will range from three to eight years.

In addition, the Portfolio may invest lesser portions of its assets in interest rate and securities futures contracts, options on interest rate or securities futures contracts, forward foreign currency exchange contracts, exchange-traded foreign currency futures contracts, options on foreign currency futures contracts, non-investment grade debt securities, securities index futures contracts, options on securities index futures contracts, interest rate and index swap agreement transactions, restricted and illiquid securities, options (the Portfolio may purchase, sell and write put and call options), securities purchased on a when-issued or forward commitment basis, mortgage dollar roll transactions, American Depositary Receipts, Global Depositary Receipts, securities of other mutual funds, warrants, repurchase agreement transactions, reverse repurchase agreement transactions, cash, cash equivalent items and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Call Risk

   - Credit Risk

   - Currency Risk

   - Diversification Risk

   - Euro Conversion Risk

   - Extension Risk

   - Foreign Securities Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Market Risk

   - Portfolio Risk

   - Prepayment Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

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

INDEX 400 MID-CAP PORTFOLIO

Index 400 Mid-Cap Portfolio seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (the S&P 400).

Under normal conditions, the Portfolio invests its assets in all of the common stocks included in the S&P 400. The Portfolio attempts to achieve a correlation of 100% without considering Portfolio expenses. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 400, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 400.

Advantus Capital utilizes a computer program to confirm the Portfolio's S&P 400 replication and to round off security weightings.

Under normal conditions, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 400 (investments covered by this 80% policy may also include S&P 400 stock index futures contracts or S&P 400 depositary receipts, each of which have economic characteristics similar to an investment in the S&P 400). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. In addition, the Portfolio may invest lesser portions of its assets in investment-grade short-term fixed income securities, securities of other mutual funds, restricted and illiquid securities, index depositary receipts, stock index futures contracts, repurchase agreement transactions and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

S&P designates the stocks included in the S&P 400. From time to time, S&P may add or delete stocks from the S&P 400. Inclusion of a stock in the S&P 400 does not imply an opinion by S&P as to its investment merit. "Standard & Poor's," "S&P," "S&P 400" and "Standard & Poor's MidCap 400," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Diversification Risk

   - Index Performance Risk

   - Inflation Risk

   - Market Risk

   - Mid Size Company Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

CORE EQUITY PORTFOLIO

Core Equity Portfolio seeks high total return.


Prior to May 1, 2003, the Core Equity Portfolio was known as the Macro-Cap Value Portfolio. The Portfolio seeks to achieve its goal by primarily investing, during normal market conditions, in common stocks of large, high-quality U.S., and to a lesser extent foreign, companies that have the potential for capital appreciation, or that WRIMCO expects to resist market decline, and that are well known, have been consistently profitable


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


and have dominant market positions in their industries. The Portfolio will, under normal market conditions, invest at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in equity securities. Although the Portfolio typically invests in large companies, it may invest in securities of any size company.



WRIMCO attempts to select securities with growth and income possibilities by looking at many factors including a company's:



   - profitability record



   - history of improving sales and profits



   - management



   - leadership position in its industry



   - stock price value



   - dividend payment history



Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of significant growth potential and/or continued dividend payments. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.



When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to all of the Portfolio's assets, including any one or more of the following:



   - hold cash, commercial paper, certificates of deposit or other short-term investments



   - invest in debt securities (including short-term U.S. Government securities)



   - invest in convertible preferred stock



By taking a temporary defensive position the Portfolio may not achieve its investment objective.



RISKS. The main risks of investing in the Portfolio are discussed in the Summary. In addition, the Portfolio is subject to risk in connection with its investments in smaller companies. Although the Portfolio typically invests in large companies, it may invest in companies of any size. Market risk for small and medium sized companies may be greater than that for large companies. Stocks of smaller companies, as well as stocks of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations. For a more detailed description of these risks, see "Mid Size Company Risk" and "Small and Micro-Cap Company Risk" under "Investing in the Fund - Defining Risks." Additional risk information is provided in the Statement of Additional Information.


MICRO-CAP GROWTH PORTFOLIO

Micro-Cap Growth Portfolio seeks long-term capital appreciation.

The Portfolio primarily invests in various types of equity securities of micro-cap companies (i.e., companies with a float-adjusted market capitalization of less than $300 million) at the time of purchase. "Float-adjusted market capitalization" refers to the market capitalization of the freely-tradable shares of a company available to the public. That is, it is the total market capitalization less the shares not freely and publicly available (i.e.,

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

unregistered or restricted shares (including shares subject to "lock ups"), treasury shares held by the company, and other unavailable shares as determined by the Portfolio's sub-adviser). In the first year after a company's initial public offering (IPO), the float-adjusted market capitalization includes all the shares issued in the IPO, as well as all other shares available to the market. If a company's float-adjusted market capitalization exceeds $300 million after the Portfolio purchases the company's securities, the Portfolio may nevertheless hold such securities.

The Portfolio primarily invests in common stocks but may also invest in preferred stocks and securities convertible into equity securities. Under normal circumstances, at least 80% of the Portfolio's net assets (exclusive of collateral received in connection with securities lending) will be invested in common stocks of companies which are micro-cap companies at the time of purchase. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. From time to time, the Portfolio may also invest a lesser portion of its assets in securities of larger capitalization companies (i.e., companies with float-adjusted market capitalizations of at least $300 million).

In selecting equity securities for the Portfolio, WSA, the Portfolio's investment sub-adviser, primarily looks to an investment's potential for sustainable earnings growth and improving profitability. In selecting securities with earnings growth potential, WSA considers factors such as a company's competitive market position, quality of management, growth strategy, internal operating trends (such as profit margins, cash flows and earnings and revenue growth), overall financial condition, and ability to sustain current rate of growth. In seeking to achieve its investment objective, the Portfolio may also invest in equity securities of companies that WSA believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors.

The Portfolio's purchases of equity securities may include shares of common stock that are part of a company's initial public offering. In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, investment-grade and non-investment grade corporate debt securities, foreign securities, warrants, stock index futures contracts, options (the Portfolio may purchase, sell and write put and call options), index depositary receipts, repurchase agreement transactions, securities of other mutual funds and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Diversification Risk

   - Growth Stock Risk

   - Inflation Risk

   - Initial Public Offering Risk

   - Market Risk

   - Micro-Cap Company Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

REAL ESTATE SECURITIES PORTFOLIO

Real Estate Securities Portfolio seeks above average income and long-term growth of capital.

Under normal circumstances, at least 80% of the Portfolio's net assets (exclusive of collateral received in connection with securities lending) will be invested in real estate and real estate-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.

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

The Portfolio will primarily invest in real estate and real estate-related equity securities (including securities convertible into equity securities). The Portfolio does not invest directly in real estate.

"Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), real estate brokers and developers and real estate holding companies.

"Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.

Most of the Portfolio's real estate securities portfolio will consist of securities issued by REITs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Portfolio mostly invests in equity REITs but also invests lesser portions of its assets in mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax.

The Portfolio may invest in securities of small, mid and large capitalization companies. Advantus Capital assesses an investment's potential for sustainable earnings growth over time. In selecting securities, Advantus Capital considers factors such as a company's financial condition, financial performance, quality of management, policies and strategies, real estate properties and comparative market position.

In addition, the Portfolio may invest lesser portions of its assets in securities issued by companies outside of the real estate industry. The Portfolio may also invest in non-real estate related equity securities, warrants, convertible debt securities, investment-grade fixed income securities, securities of other mutual funds, repurchase agreement transactions, restricted and illiquid securities, stock index futures contracts, options (the Portfolio may purchase, sell and write put and call options), American Depository Receipts, securities purchased on a when issued or forward commitment basis and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Concentration Risk

   - Credit Risk

   - Diversification Risk

   - Extension Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Limited Portfolio Risk

   - Market Risk

   - Portfolio Risk

   - Prepayment Risk

   - Real Estate Risk

   - REIT-Related Risk

   - Sector Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

   - Small Company Risk

A detailed description of these risks is set forth in "- Defining Risks" below.

                                                INVESTING IN THE FUND         79

INVESTMENT PRACTICES COMMON TO THE PORTFOLIOS


In an attempt to respond to adverse market, economic, political or other conditions, each of the Portfolios may invest for temporary defensive purposes in various short-term cash and cash equivalent items, or as otherwise described above. When investing for temporary defensive purposes, a Portfolio may not always achieve its investment objective.


PORTFOLIO TURNOVER

Before investing in a Portfolio, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the Portfolio's future returns. In general, the greater the volume of buying and selling by the Portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return. Portfolio turnover rates for the last five years are presented in the Financial Highlights included in the Summary for each Portfolio, above.


The Portfolios, while they generally do not invest or trade for short-term profits, are actively managed and the Portfolio managers may trade securities frequently. As a result, each Portfolio may, from time to time, have an annual portfolio turnover rate of over 100%. Factors contributing to a Portfolio's higher turnover rate may include general market volatility, significant positive or negative developments concerning particular securities holdings, an attempt to maintain the Portfolio's market capitalization target and the need to sell holdings to meet redemption requests. While higher turnover rates may result in increased transaction costs, the managers of the Portfolios attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured. In the case of the International Bond Portfolio, for example, the frequent use of forward foreign currency exchange contracts to hedge against variations in foreign currency exchange rates contributes to substantially higher turnover rates. During the year ended December 31, 2002, the following Portfolios had turnover rates in excess of 100%: Bond (140.8%), Asset Allocation (116.5%), Value Stock (112.4%) and International Bond (304.1%).


DEFINING RISKS

Investment in each Portfolio involves risks. A Portfolio's yield and price are not guaranteed, and the value of an investment in a Portfolio will go up or down. The value of an investment in a particular Portfolio may be affected by the risks of investing in that Portfolio as identified for each Portfolio in " -Investment Objective, Policies and Practices" above. The following glossary describes those identified risks associated with investing in the Portfolios.

   - CALL RISK - is the risk that securities with high interest rates (or other attributes that increase debt cost) will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. The Portfolio is subject to the possibility that during periods of falling interest rates, an issuer will call its securities. As a result, the Portfolio would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio's income.

   - COMPANY RISK - is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

   - CONCENTRATION RISK - is the risk that the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate

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

     its investments in a single industry. The Portfolio is subject to concentration risk if the Portfolio invests more than 25% of its total assets in a particular industry. The Mortgage Securities and Real Estate Securities Portfolios each concentrates its investments in a single industry.

   - CREDIT RISK - is the risk that an issuer of a debt security, mortgage-backed security or fixed income obligation will not make payments on the security or obligation when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Portfolio. Also, a change in the quality rating of a debt security or other fixed income obligation can affect the security's or obligation's liquidity and make it more difficult to sell. The Portfolio may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations. If the Portfolio purchases unrated securities and obligations, it will depend on its investment adviser's or sub-adviser's analysis of credit risk more heavily than usual.

   - CURRENCY RISK - is the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio. Attempts by the Portfolio to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Portfolio's hedging transactions may cause the Portfolio to be unable to take advantage of a favorable change in the value of foreign currencies.

   - DIVERSIFICATION RISK - is the risk that, as a result of investing more than 5% of its total assets in the securities of a single issuer, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a more diversified investment portfolio. A Portfolio (other than International Bond Portfolio) may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer. With respect to the other 25% of its total assets, however, a Portfolio is subject to diversification risk if it invests more than 5% of its total assets in the securities of a single issuer. As a non-diversified investment company, International Bond Portfolio may particularly be subject to diversification risk since the Portfolio may invest more than 5% of its total assets in the securities of a single issuer with respect to 100% of its total investment portfolio.

   - EMERGING MARKETS RISK - is the risk that the value of securities issued by companies located in emerging market countries may be subject to greater volatility than foreign securities issued by companies in developed markets. Risks of investing in foreign securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of legal structures governing private and foreign investments and private property.

   - EURO CONVERSION RISK - is the risk that the value of foreign securities of companies located in European Monetary Union (EMU) countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Portfolio. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Portfolio holds non-U.S. dollar (Euro or

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

     other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

   - EXTENSION RISK - is the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities.

   - FOREIGN SECURITIES RISK - is the risk that the value of foreign companies or foreign government securities held by the Portfolio may be subject to greater volatility than domestic securities. Risks of foreign securities include, among other things:

     POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social or economic instability in the country of the issuer of the security, the difficulty of predicting international trade patterns, the possibility of exchange controls, expropriation, limits on currency removal or nationalization of assets.

     FOREIGN TAX RISK. The Portfolio's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Portfolio may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties. To the extent foreign income taxes are paid by the Portfolio, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

     FOREIGN INVESTMENT RESTRICTION RISK. Some countries, particularly emerging market countries, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

     FOREIGN SECURITIES MARKET RISK. Securities of many foreign companies may be less liquid and their prices more volatile than securities of domestic companies. Securities of companies traded outside the U.S. may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. Moreover, foreign stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the U.S. In addition, there may be delays in the settlement of foreign stock exchange transactions.

     INFORMATION AND REMEDIES RISK. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to domestic companies. As a result, less information may be available to investors concerning foreign issuers. In addition, the Portfolio may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with domestic companies in domestic courts.

   - GROWTH STOCK RISK - is the risk that if the assessment by the Portfolio's investment adviser or sub-adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser or sub-adviser has placed on it.

   - INCOME RISK - is the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INDEX PERFORMANCE RISK - is the risk that the Portfolio's ability to replicate the performance of a particular securities index may be affected by, among other things, changes in securities markets, the manner in which the index's sponsor calculates the applicable securities index, the amount and timing of cash flows into and out of the Portfolio, commissions and other expenses.

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

   - INFLATION RISK - is the risk that inflation will erode the purchasing power of the value of securities held by the Portfolio or the value of the Portfolio's dividends. Fixed-rate debt securities may be more susceptible to this risk than floating-rate debt securities or equity securities, whose value and dividends may increase in the future.

   - INITIAL PUBLIC OFFERING RISK - is the risk that the Portfolio will not be able to sustain the positive effect on performance that may result from investments in initial public offerings (IPOs). Investments in IPOs can have a significant positive impact on the Portfolio's performance. The positive effect of investments of IPOs may not be sustainable because of a number of factors. The Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Portfolio grows.

   - INTEREST RATE RISK - is the risk that the value of a debt security, mortgage-backed security or fixed income obligation will decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

   - LARGE COMPANY RISK - is the risk that a portfolio of large capitalization company securities may underperform the market as a whole.

   - LIMITED PORTFOLIO RISK - is the risk that an investment in the Portfolio may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers. The Portfolio is subject to limited portfolio risk because the Portfolio may invest in a smaller number of individual issuers than other portfolios.

   - MARKET RISK - is the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Portfolio's investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.

   - MID SIZE COMPANY RISK - is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

   - PORTFOLIO RISK - is the risk that Portfolio performance may not meet or exceed that of the market as a whole. The performance of the Portfolio will depend on the Portfolio's investment adviser's or sub-adviser's judgment of economic and market policies, trends in investment yields and monetary policy.

                                                INVESTING IN THE FUND         83

   - PREPAYMENT RISK - is the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying these securities. The Portfolio must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the Portfolio. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.

   - REAL ESTATE RISK - is the risk that the value of the Portfolio's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

   - REIT-RELATED RISK - is the risk that the value of the Portfolio's equity REIT securities will be adversely affected by changes in the value of the underlying property. In addition, the value of equity or mortgage REITs could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the Investment Company Act of 1940.

   - SECTOR RISK - is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.

   - SECURITIES LENDING RISK - is the risk that the Portfolio may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Portfolio enters into loan arrangements only with institutions that the Portfolio's investment adviser or sub-adviser has determined are creditworthy.

   - SHORT-TERM TRADING RISK - is the risk that a Portfolio may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of securities will increase the Portfolio's transaction costs. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio's market capitalization target, and the need to sell a security to meet redemption activity.

   - SMALL AND MICRO-CAP COMPANY RISK - is the risk that equity securities of small and micro-cap capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of micro-cap and small capitalization companies at the desired time and place.

   - STABLE PRICE RISK - is the risk that the Money Market Portfolio will not be able to maintain a stable share price of $1.00. There may be situations where the Portfolio's share price could fall below $1.00, which would reduce the value of an investor's account.

   - VALUE STOCK RISK - is the risk that the value of a security believed by the Portfolio's investment adviser or sub-adviser to be undervalued may never reach what such investment adviser or sub-adviser believes is its full value, or that such security's value may decrease.

 84     INVESTING IN THE FUND

                           BUYING AND SELLING SHARES

BUYING SHARES

Portfolio shares are not offered directly to the public. Portfolio shares are sold to Minnesota Life in connection with its variable life insurance policies and variable annuity contracts. Portfolio shares are also offered to certain other life insurance companies, including but not limited to life insurance affiliates of Minnesota Life. Securian Financial serves as the underwriter of the Fund's shares. It is possible that the Fund may offer Portfolio shares to other investors in the future.

Eligible investors may purchase Portfolio shares on any day the New York Stock Exchange (NYSE) is open for business. The price for Portfolio shares is equal to the Portfolio's net asset value (NAV). NAV is generally calculated as of the close of normal trading on the NYSE (typically 3:00 p.m. Central time). NAV is not calculated on: (a) days in which changes in a Portfolio's investment portfolio do not materially change the Portfolio's NAV, (b) days on which no Portfolio shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading. The price for shares of Money Market Portfolio will normally be $1.00. However, there is no assurance that Money Market Portfolio will maintain the $1.00 NAV.

NAV for one Portfolio share is equal to the Portfolio's total investments less any liabilities divided by the number of Portfolio shares. To determine NAV, a Portfolio (other than Money Market Portfolio) generally values its investments based on market quotations. If market quotations are not available for certain Portfolio investments, the investments are valued based on the fair value of the investments as determined in good faith by the Fund's Board of Directors. Debt securities may be valued based on calculations furnished to the Portfolio by a pricing service or by brokers who make a market in such securities. A Portfolio may hold securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Portfolio typically does not calculate NAV. As a result, the NAV of such Portfolio shares may change on days when an investor will not be able to purchase or sell Portfolio shares. Securities in Money Market Portfolio's investment portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than looking at actual changes in the market value of the instrument.

A purchase order will be priced at the next NAV calculated after the purchase order is received by the Fund. If a purchase order is received after the close of normal trading on the NYSE, the order will be priced at the NAV calculated on the next day the NYSE is open for trading.

SELLING SHARES

Portfolio shares will be sold at the NAV next calculated after a sale order is received by the Fund. The amount an investor receives may be more or less than the original purchase price for the applicable shares.

EXCHANGING SHARES

Owners of the variable life insurance policies and variable annuity contracts who invest in the Fund may exchange shares of a Portfolio for shares of other Portfolios as described below and subject to the terms and

                                            BUYING AND SELLING SHARES         85
any specific limitations on the exchange or "transfer" privilege, described in the accompanying prospectus for those policies or contracts. An exchange will be made on the basis of the Portfolios' relative net asset values.

Frequent exchanges may interfere with Fund management or operations and drive up Fund costs. The Fund's Portfolios are not designed for market timers, or for large or frequent transfers. To protect shareholders, the Fund may restrict or refuse purchases or exchanges by market timers. A variable annuity contract or variable life insurance policy owner will be considered to be a market timer if that owner has: (i) requested an exchange out of a Portfolio within two weeks of an earlier exchange request, or (ii) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $1 million, or more than 1% of the net assets of the Portfolio, or (iv) followed what otherwise seems to be a timing pattern in the exercise of exchange or transfer rights. Policies or contracts under common control or ownership are combined for the purpose of determining these limitations. The Fund reserves the right to change the terms of or impose other limitations on the exchange privilege.

 86     BUYING AND SELLING SHARES

                              GENERAL INFORMATION

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Portfolio pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Except for Money Market Portfolio, dividends and net capital gains distributions, if any, are generally paid once a year. Dividends for Money Market Portfolio are declared daily and paid on the last business day of the month. Distributions will be reinvested in additional Portfolio shares. Distributions of these additional shares are made at the NAV of the payment date. From time to time, however, the Portfolios may employ a practice known as "consent dividends." Under this method of "distributing" income, the shareholders of the Portfolios consent to treat specified amounts as dividend income for tax purposes even though dividends are not actually paid (either in cash or by reinvestment in additional shares) by the Portfolios.

TAXES

GENERALLY. Each Portfolio is treated as a separate entity for federal income tax purposes. Since Minnesota Life currently is the sole shareholder of the Fund, no discussion regarding the tax consequences to Fund investors is included in this prospectus. For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life, please see the accompanying prospectus for those contracts.

SPECIAL PORTFOLIO DIVERSIFICATION REQUIREMENTS. To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940.

Failure by the Fund to meet those special requirements could cause earnings on a contract or policy owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

MIXED AND SHARED FUNDING

The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the Fund is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or (iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material

                                                  GENERAL INFORMATION         87
conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell Fund shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

 88     GENERAL INFORMATION

                              FINANCIAL HIGHLIGHTS

The following tables describe each Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


Per share data for a share of capital stock and selected information for each period are as follows for each Portfolio:


GROWTH PORTFOLIO


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.57      2.52      3.33      2.74      2.40
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income (Loss)                               --        --      (.01)       --       .01
        Net Gains (Losses) on Securities
         (both realized and unrealized)                          (.40)     (.63)     (.68)      .67       .74
                                                              -----------------------------------------------
           Total from Investment Operations                      (.40)     (.63)     (.69)      .67       .75
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --        --        --      (.01)     (.02)
        Distributions from Net Realized Gains                      --      (.32)     (.12)     (.07)     (.39)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.32)     (.12)     (.08)     (.41)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.17      1.57      2.52      3.33      2.74
                                                              ===============================================
     Total Return (a)                                    %     (25.44)   (24.80)   (21.83)    25.67     34.70
     Net Assets, End of Year (in thousands)              $    198,421   298,635   438,717   594,676   468,382
     Ratio of Expenses to Average Daily Net Assets       %        .76       .75       .68       .53       .53
     Ratio of Net Investment Income (Loss) to Average
      Daily Net Assets                                   %        .19      (.11)     (.23)      .12       .40
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %       98.7     119.9     119.2      65.3      66.4


     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                 FINANCIAL HIGHLIGHTS         89

BOND PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.18      1.22      1.18      1.31      1.33
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                     .06       .06       .08       .07       .06
        Net Gains (Losses) on Securities
         (Both Realized and Unrealized)                           .06       .04       .03      (.10)      .01
                                                              -----------------------------------------------
           Total from Investment Operations                       .12       .10       .11      (.03)      .07
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --      (.14)     (.07)     (.07)     (.07)
        Distributions from Net Realized Gains                      --        --        --      (.03)     (.02)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.14)     (.07)     (.10)     (.09)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.30      1.18      1.22      1.18      1.31
                                                              ===============================================
     Total Return (a)                                    %      10.50      7.90     10.44     (2.73)     6.08
     Net Assets, End of Year (in thousands)              $    276,486   235,318   187,254   181,881   178,793
     Ratio of Expenses to Average Daily Net Assets       %        .61       .60       .61       .56       .55
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       5.20      5.96      6.43      5.92      5.84
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %      140.8     197.8     206.8     140.8     252.1

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 90     FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.00      1.00      1.00      1.00      1.00
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                     .01       .04       .06       .05       .05
                                                              -----------------------------------------------
           Total from Investment Operations                       .01       .04       .06       .05       .05
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                     (.01)     (.04)     (.06)     (.05)     (.05)
                                                              -----------------------------------------------
           Total Distributions                                   (.01)     (.04)     (.06)     (.05)     (.05)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.00      1.00      1.00      1.00      1.00
                                                              ===============================================
     Total Return (a)                                    %       1.28      3.75      5.96      4.71      4.97
     Net Assets, End of Year (in thousands)              $    163,703   140,058   184,098   156,580   126,177
     Ratio of Expenses to Average Daily Net Assets       %        .57       .57       .58       .56       .58
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       1.26      3.73      5.83      4.61      4.84

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                 FINANCIAL HIGHLIGHTS         91

ASSET ALLOCATION PORTFOLIO


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.45      2.00      2.39      2.28      2.03
                                                              -----------------------------------------------
     Income From Investment Operations:
        Net Investment Income                                     .04       .03       .05       .05       .05
        Net Gains (Losses) on Securities
         (both realized and unrealized)                          (.17)     (.33)     (.28)      .27       .40
                                                              -----------------------------------------------
           Total from Investment Operations                      (.13)     (.30)     (.23)      .32       .45
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --      (.03)     (.05)     (.10)     (.06)
        Distributions from Net Realized Gains                      --      (.22)     (.11)     (.11)     (.14)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.25)     (.16)     (.21)     (.20)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.32      1.45      2.00      2.39      2.28
                                                              ===============================================
     Total Return (a)                                    %      (8.98)   (14.36)   (10.40)    15.17     23.65
     Net Assets, End of Year (in thousands)              $    374,268   482,160   638,972   750,129   637,997
     Ratio of Expenses to Average Daily Net Assets       %        .65       .64       .61       .53       .53
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       2.46      1.93      2.12      2.28      2.51
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %      116.5     169.4     139.3      97.0     129.6


     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 92     FINANCIAL HIGHLIGHTS

MORTGAGE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.18      1.22      1.17      1.22      1.21
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                     .08       .07       .09       .07       .08
        Net Gains (Losses) on Securities
         (both realized and unrealized)                           .03       .04       .04      (.05)       --
                                                              -----------------------------------------------
           Total from Investment Operations                       .11       .11       .13       .02       .08
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --      (.15)     (.08)     (.07)     (.07)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.15)     (.08)     (.07)     (.07)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.29      1.18      1.22      1.17      1.22
                                                              ===============================================
     Total Return (a)                                    %       9.66      9.04     11.80      1.99      6.57
     Net Assets, End of Year (in thousands)              $    249,802   230,141   151,141   138,815   124,358
     Ratio of Expenses to Average Daily Net Assets       %        .62       .61       .62       .57       .57
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       6.41      6.85      7.30      6.88      6.76
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %       82.4      81.9      48.9      79.4     116.7

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                 FINANCIAL HIGHLIGHTS         93

INDEX 500 PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       3.47      4.05      4.56      3.91      3.10
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                     .04       .03       .03       .04       .04
        Net Gains (Losses) on Securities (both
         realized and unrealized)                                (.81)     (.54)     (.44)      .74       .82
                                                              -----------------------------------------------
           Total from Investment Operations                      (.77)     (.51)     (.41)      .78       .86
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --      (.03)     (.03)     (.07)     (.03)
        Distributions from Net Realized Gains                      --      (.04)     (.07)     (.06)     (.02)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.07)     (.10)     (.13)     (.05)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       2.70      3.47      4.05      4.56      3.91
                                                              ===============================================
     Total Return (a)                                    %     (22.37)   (12.25)    (9.39)    20.28     27.99
     Net Assets, End of Year (in thousands)              $    418,897   520,644   584,239   657,824   536,859
     Ratio of Expenses to Average Daily Net Assets       %        .43       .42       .44       .45       .44
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       1.23       .93       .73       .85      1.08
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %        7.8       6.1      12.8      25.6      30.2

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 94     FINANCIAL HIGHLIGHTS

CAPITAL APPRECIATION PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.60      3.06      3.70      3.54      2.85
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Loss                                        --        --      (.01)     (.01)       --
        Net Gains (Losses) on Securities (both
         realized and unrealized)                                (.51)     (.69)     (.30)      .64       .86
                                                              -----------------------------------------------
           Total from Investment Operations                      (.51)     (.69)     (.31)      .63       .86
                                                              -----------------------------------------------
     Less Distributions:
        Distributions from Net Realized Gains                      --      (.77)     (.33)     (.47)     (.17)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.77)     (.33)     (.47)     (.17)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.09      1.60      3.06      3.70      3.54
                                                              ===============================================
     Total Return (a)                                    %     (31.54)   (24.63)   (10.16)    21.51     30.83
     Net Assets, End of Year (in thousands)              $    153,488   256,755   380,983   457,449   392,800
     Ratio of Expenses to Average Daily Net Assets       %        .83       .80       .81       .79       .78
     Ratio of Net Investment (Loss) to Average Daily
      Net Assets                                         %       (.03)      .11      (.17)     (.24)     (.21)
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %       43.0      90.3     193.1     114.1      82.7

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                 FINANCIAL HIGHLIGHTS         95

INTERNATIONAL STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.34      1.76      1.94      1.73      1.71
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                     .02       .03       .03       .04       .04
        Net Gains (Losses) on Securities (both
         realized and unrealized)                                (.26)     (.23)     (.02)      .31       .08
                                                              -----------------------------------------------
           Total from Investment Operations                      (.24)     (.20)      .01       .35       .12
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --      (.06)     (.03)     (.05)     (.05)
        Distributions from Net Realized Gains                      --      (.16)     (.16)     (.09)     (.05)
                                                              -----------------------------------------------
           Total Distributions                                     --      (.22)     (.19)     (.14)     (.10)
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.10      1.34      1.76      1.94      1.73
                                                              ===============================================
     Total Return (a)                                    %     (17.82)   (11.21)      .81     21.43      6.61
     Net Assets, End of Year (in thousands)              $    223,017   278,545   342,930   363,849   310,873
     Ratio of Expenses to Average Daily Net Assets       %        .99       .97      1.07       .90       .94
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       1.87      1.60      2.10      2.03      2.55
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %       32.7      39.4      46.8      34.7      22.4

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 96     FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $        .97      2.05      2.44      1.68      1.65
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Loss                                      (.01)     (.01)     (.01)     (.01)       --
        Net Gains (Losses) on Securities
         (both realized and unrealized)                          (.30)     (.40)     (.22)      .77       .03
                                                              -----------------------------------------------
           Total from Investment Operations                      (.31)     (.41)     (.23)      .76       .03
                                                              -----------------------------------------------
     Less Distributions:
        Distributions from Net Realized Gains                      --      (.67)     (.16)       --        --
                                                              -----------------------------------------------
           Total Distributions                                     --      (.67)     (.16)       --        --
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $        .66       .97      2.05      2.44      1.68
                                                              ===============================================
     Total Return (a)                                    %     (31.80)   (14.70)   (11.28)    45.63      1.27
     Net Assets, End of Year (in thousands)              $    122,888   193,705   240,978   269,881   195,347
     Ratio of Expenses to Average Daily Net Assets       %        .98       .97       .92       .80       .79
     Ratio of Net Investment Income (Loss) to Average
      Daily Net Assets                                   %       (.73)     (.55)     (.47)     (.45)     (.28)
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %       61.7      97.8     154.3     105.1      75.5

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                 FINANCIAL HIGHLIGHTS         97

MATURING GOVERNMENT BOND 2006 PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                                  2002     2001     2000(c)   1999     1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                   $      1.22     1.18      1.09     1.25     1.16
                                                                 --------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                       .06      .06       .07      .07      .05
        Net Gains (Losses) on Securities
         (both realized and unrealized)                             .10      .04       .09     (.16)     .11
                                                                 --------------------------------------------
           Total from Investment Operations                         .16      .10       .16     (.09)     .16
     Less Distributions:
        Dividends from Net Investment Income                         --     (.06)     (.07)    (.07)    (.06)
        Distributions from Net Realized Gains                        --       --        --       --     (.01)
                                                                 --------------------------------------------
           Total Distributions                                       --     (.06)     (.07)    (.07)    (.07)
                                                                 --------------------------------------------
     Net Asset Value, End of Period                         $      1.38     1.22      1.18     1.09     1.25
                                                                 ============================================
     Total Return (a)                                       %     12.99     8.08     15.63    (7.81)   14.37
     Net Assets, End of Period (in thousands)               $    10,650    8,694     6,429    6,261    6,870
     Ratio of Expenses to Average Daily Net Assets (b)      %       .65      .40       .40      .40      .40
     Ratio of Net Investment Income to Average Daily Net
      Assets (b)                                            %      4.81     5.39      5.92     5.76     5.57
     Portfolio Turnover Rate (excluding short-term
      securities)                                           %       5.9      6.4       3.4     19.8     21.6

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Minnesota Life voluntarily absorbed $35,104, $59,498, $61,355, $56,178 and $37,165 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.02%, 1.16%, 1.41%, 1.26% and 1.12%, respectively, and the ratio of net investment income to average daily net assets would have been 4.44%, 4.63%, 4.91% 4.90% and 4.85%, respectively.
     (c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 98     FINANCIAL HIGHLIGHTS

MATURING GOVERNMENT BOND 2010 PORTFOLIO

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------
                                                                             Year Ended December 31,
                                                                   2002     2001     2000(c)    1999     1998
---------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                     $     1.27     1.35      1.19      1.41     1.29
                                                                   --------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                        .05      .07       .08       .08      .06
        Net Gains (Losses) on Securities
         (both realized and unrealized)                              .19     (.01)      .17      (.24)     .12
                                                                   --------------------------------------------
           Total from Investment Operations                          .24      .06       .25      (.16)     .18
                                                                   --------------------------------------------
     Less Distributions:
        Dividends from Net Investment income                          --     (.14)     (.08)     (.06)    (.06)
        Distributions from Net Realized Gains                         --       --      (.01)       --       --
                                                                   --------------------------------------------
           Total Distributions                                        --     (.14)     (.09)     (.06)    (.06)
                                                                   --------------------------------------------
     Net Asset Value, End of Period                           $     1.51     1.27      1.35      1.19     1.41
                                                                   ============================================
     Total Return (a)                                         %    18.85     4.96     21.36    (11.54)   14.28
     Net Assets, End of Period (in thousands)                 $    9,359    5,855     5,537     4,942    5,648
     Ratio of Expenses to Average Daily Net Assets (b)        %      .65      .40       .40       .40      .40
     Ratio of Net Investment Income to Average Daily Net
      Assets (b)                                              %     4.79     5.49      6.22      5.82     5.48
     Portfolio Turnover Rate (excluding short-term
      securities)                                             %     19.1     17.3       8.3      28.4     28.2

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Minnesota Life voluntarily absorbed $44,356, $61,422, $62,524, $55,419 and $39,052 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.28%, 1.42%, 1.66%, 1.43% and 1.33%, respectively, and the ratio of net investment income to average daily net assets would have been 4.16%, 4.47%, 4.96%, 4.79% and 4.55%, respectively.
     (c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                 FINANCIAL HIGHLIGHTS         99

VALUE STOCK PORTFOLIO


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(b)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                $       1.48      1.67      1.71      1.76      1.73
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                     .02       .02       .01       .02       .03
        Net Gains (Losses) on Securities
         (both realized and unrealized)                          (.25)     (.19)     (.03)     (.02)       --
                                                              -----------------------------------------------
           Total from Investment Operations                      (.23)     (.17)     (.02)       --       .03
                                                              -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       --      (.02)     (.02)     (.05)       --
                                                              -----------------------------------------------
           Total Distributions                                     --      (.02)     (.02)     (.05)       --
                                                              -----------------------------------------------
     Net Asset Value, End of Period                      $       1.25      1.48      1.67      1.71      1.76
                                                              ===============================================
     Total Return (a)                                    %     (15.32)   (10.45)    (1.61)      .27      1.75
     Net Assets, End of Period (in thousands)            $    112,803   141,601   166,134   191,380   214,046
     Ratio of Expenses to Average Daily Net Assets       %        .83       .84       .83       .80       .79
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       1.27      1.10       .84      1.26      1.54
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %      112.4     132.7     163.1     131.2      88.9


     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 100    FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                                   2002     2001     2000(c)    1999    1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                    $      1.27     1.16       .91       .95    1.03
                                                                  -------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                         --       --        --       .01     .01
        Net Gains (Losses) on Securities
         (both realized and unrealized)                             (.25)     .18       .25      (.04)   (.08)
                                                                  -------------------------------------------
           Total from Investment Operations                         (.25)     .18       .25      (.03)   (.07)
                                                                  -------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                          --       --        --      (.01)   (.01)
        Distributions from Net Realized Gains                         --     (.06)       --        --      --
        Tax Return of Capital                                         --     (.01)       --        --      --
                                                                  -------------------------------------------
           Total Distributions                                        --     (.07)       --      (.01)   (.01)
                                                                  -------------------------------------------
     Net Asset Value, End of Period                          $      1.02     1.27      1.16       .91     .95
                                                                  ===========================================
     Total Return (a)                                        %    (19.98)   15.59     28.00     (3.07)  (6.75)
     Net Assets, End of Period (in thousands)                $    54,944   41,337    22,564    12,518   8,646
     Ratio of Expenses to Average Daily Net Assets (b)       %      1.10     1.10      1.05       .90     .90
     Ratio of Net Investment Income to Average Daily Net
      Assets (b)                                             %      (.43)    (.16)      .29      1.42    1.52
     Portfolio Turnover Rate (excluding short-term
      securities)                                            %      38.8     22.6     122.0     101.5    70.2

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
     (b) Minnesota Life voluntarily absorbed $40,674, $39,093, $87,809, $67,886 and $58,848 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.17%, 1.22%, 1.58%, 1.56% and 1.83%, respectively, and the ratio of net investment income to average daily net assets would have been (.50)%, (.28)%, (.24)%, .76% and .59%, respectively.
     (c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                FINANCIAL HIGHLIGHTS         101

INTERNATIONAL BOND PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                                  2002     2001     2000(b)    1999     1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                   $       .92      .95       .94      1.05      .98
                                                                 --------------------------------------------
     Income from Investment Operations:
        Net Investment Income (Loss)                                .05      .04       .04       .05      .05
        Net Gains (Losses) on Securities (both realized
         and unrealized)                                            .12     (.06)     (.03)     (.13)     .11
                                                                 --------------------------------------------
           Total from Investment Operations                         .17     (.02)      .01      (.08)     .16
                                                                 --------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                         --     (.01)       --      (.03)    (.03)
        Distributions from Net Realized Gains                        --       --        --        --     (.06)
                                                                 --------------------------------------------
           Total Distributions                                       --     (.01)       --      (.03)    (.09)
                                                                 --------------------------------------------
     Net Asset Value, End of Period                         $      1.09      .92       .95       .94     1.05
                                                                 ============================================
     Total Return (a)                                       %     17.94    (1.51)     1.42     (7.81)   16.18
     Net Assets, End of Period (in thousands)               $    53,683   39,958    37,177    32,093   31,152
     Ratio of Expenses to Average Daily Net Assets          %      1.24     1.20      1.33       .94     1.13
     Ratio of Net Investment Income to Average Daily Net
      Assets                                                %      4.52     4.50      4.85      5.90     4.86
     Portfolio Turnover Rate (excluding short-term
      securities)                                           %     304.1    251.7     306.8     287.4    285.3

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
     (b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 102    FINANCIAL HIGHLIGHTS

INDEX 400 MID-CAP PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                                   2002     2001     2000(c)    1999     1998
--------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                    $      1.13     1.22      1.18      1.15     1.01
                                                                  --------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                         --      .01       .01        --      .01
        Net Gains (Losses) on Securities
         (both realized and unrealized)                             (.17)    (.03)      .19       .15      .16
                                                                  --------------------------------------------
           Total from Investment Operations                         (.17)    (.02)      .20       .15      .17
                                                                  --------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                          --     (.01)     (.01)       --     (.01)
        Distributions from Net Realized Gains                         --     (.04)     (.15)     (.12)    (.02)
        Tax Return of Capital                                         --     (.02)       --        --       --
                                                                  --------------------------------------------
           Total Distributions                                        --     (.07)     (.16)     (.12)    (.03)
                                                                  --------------------------------------------
     Net Asset Value, End of Period                          $       .96     1.13      1.22      1.18     1.15
                                                                  ============================================
     Total Return (a)                                        %    (15.03)   (1.07)    16.05     15.96    16.68
     Net Assets, End of Period (in thousands)                $    41,835   41,069    35,768    24,357   10,511
     Ratio of Expenses to Average Daily Net Assets (b)       %       .65      .55       .55       .55      .55
     Ratio of Net Investment Income to Average Daily Net
      Assets (b)                                             %       .42      .82      1.18       .72      .78
     Portfolio Turnover Rate (excluding short-term
      securities)                                            %      20.0     29.8      78.3      76.6     85.4

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return has not been annualized.
     (b) Minnesota Life voluntarily absorbed $45,365, $74,402, $70,044 and $52,946 in expenses for the years ended December 31, 2001, 2000, 1999 and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .67%, .80%, 1.00% and 1.36%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .70%, .93%, .27% and (.03)%, respectively.
     (c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                FINANCIAL HIGHLIGHTS         103

CORE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                                  2002     2001     2000(c)    1999     1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                   $       .98     1.06      1.16      1.14      .97
                                                                 --------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                        --       --        --       .01      .01
        Net Gains (Losses) on Securities
         (both realized and unrealized)                            (.28)    (.08)     (.08)      .07      .21
                                                                 --------------------------------------------
           Total from Investment Operations                        (.28)    (.08)     (.08)      .08      .22
                                                                 --------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                         --       --        --      (.01)      --
        Distributions from Net Realized Gains                        --       --      (.02)     (.05)    (.05)
                                                                 --------------------------------------------
           Total Distributions                                       --       --      (.02)     (.06)    (.05)
                                                                 --------------------------------------------
     Net Asset Value, End of Period                         $       .70      .98      1.06      1.16     1.14
                                                                 ============================================
     Total Return (a)                                       %    (28.14)   (7.74)    (7.02)     7.17    22.33
     Net Assets, End of Period (in thousands)               $    20,465   26,879    27,865    22,570   11,088
     Ratio of Expenses to Average Daily Net Assets (b)      %      1.05      .99       .95       .85      .85
     Ratio of Net Investment Income to Average Daily Net
      Assets(b)                                             %       .40      .37       .39       .60      .69
     Portfolio Turnover Rate (excluding short-term
      securities)                                           %      32.3     52.6      44.5     103.4    164.0

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
     (b) Minnesota Life voluntarily absorbed $50,401, $60,312, $84,884, $102,703 and $114,468 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.26%, 1.20%, 1.27%, 1.48% and 2.53%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .19%, .16%, .07%, (.03)% and (.99)%, respectively.
     (c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

 104    FINANCIAL HIGHLIGHTS

MICRO-CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2002      2001     2000(c)    1999      1998
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                $       1.55      1.75      2.51      1.01       .89
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Loss                                      (.01)     (.01)     (.01)       --        --
        Net Gains Losses) on Securities
         (both realized and unrealized)                          (.67)     (.19)     (.44)     1.50       .12
                                                              -----------------------------------------------
           Total from Investment Operations                      (.68)     (.20)     (.45)     1.50       .12
                                                              -----------------------------------------------
     Less Distributions:
        Distributions from Net Realized Gains                      --        --      (.31)       --        --
                                                              -----------------------------------------------
           Total Distributions                                     --        --      (.31)       --        --
                                                              -----------------------------------------------
     Net Asset Value, End of Period                      $        .87      1.55      1.75      2.51      1.01
                                                              ===============================================
     Total Return (a)                                    %     (43.64)   (11.33)   (21.05)   148.77     13.44
     Net Assets, End of Period (in thousands)            $     24,504    45,029    52,176    42,554     8,034
     Ratio of Expenses to Average Daily Net Assets
      (b)                                                %       1.34      1.35      1.30      1.25      1.25
     Ratio of Net Investment Loss to Average Daily
      Net Assets (b)                                     %      (1.10)    (1.00)     (.46)     (.47)     (.40)
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %       67.6      71.2     102.7     108.5      67.4

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
     (b) Minnesota Life voluntarily absorbed $36,055, $24,008, $26,838, $50,020 and $46,960 in expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.45%, 1.40%, 1.35%, 1.57% and 2.10%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.21)%, (1.05)%, (.50)%, (.79)% and (1.25)%, respectively.
     (c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                FINANCIAL HIGHLIGHTS         105

REAL ESTATE SECURITIES PORTFOLIO


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------
                                                                                                  Period From
                                                                                                     May 1,
                                                                                                   1998(a) to
                                                                  Year Ended December 31,         December 31,
                                                              2002     2001     2000(d)   1999        1998
--------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period               $       .96      .90       .76      .83        1.02
                                                             -------------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                   .03      .03       .04      .04         .03
        Net Gains (Losses) on Securities
         (both realized and unrealized)                         .03      .06       .15     (.07)       (.19)
                                                             -------------------------------------------------
           Total from Investment Operations                     .06      .09       .19     (.03)       (.16)
                                                             -------------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                     --     (.03)     (.04)    (.03)       (.03)
        Tax Return of Capital                                    --       --      (.01)    (.01)         --
                                                             -------------------------------------------------
           Total Distributions                                   --     (.03)     (.05)    (.04)       (.03)
                                                             -------------------------------------------------
     Net Asset Value, End of Period                     $      1.02      .96       .90      .76         .83
                                                             =================================================
     Total Return (b)                                   %      6.97    10.03     25.61    (3.89)     (14.90)
     Net Assets, End of Period (in thousands)           $    33,912   15,638     9,947    5,826       5,322
     Ratio of Expenses to Average Daily Net Assets
      (c)                                               %      1.00     1.00       .97      .90         .90(e)
     Ratio of Net Investment Income to Average Daily
      Net Assets (c)                                    %      3.38     4.43      5.32     4.58        5.54(e)
     Portfolio Turnover Rate (excluding short-term
      securities)                                       %      70.2    160.4     143.7    106.3        54.0


     (a) The inception of the Portfolio was May 1, 1998 when the shares of the Portfolio became effectively registered under the Securities Act of 1933.
     (b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return has not been annualized.
     (c) Minnesota Life voluntarily absorbed $47,820, $71,008, $77,007, $63,511 and $31,736 in expenses for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.18%, 1.59%, 2.03%, 2.05% and 1.90%, respectively, and the ratio of net investment income to average daily net assets would have been 3.23%, 3.84%, 4.26%, 3.43% and 4.54%, respectively.
     (d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
     (e) Adjusted to an annual basis.

 106    FINANCIAL HIGHLIGHTS

                               SERVICE PROVIDERS


INVESTMENT ADVISERS


Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(651) 665-3826


Waddell & Reed Investment Management Co.
6300 Lamar Avenue
Shawnee Mission, Kansas 66201
(913) 236-2000
(888) WADDELL
INVESTMENT SUB-ADVISERS



International Stock Portfolio


Templeton Investment Counsel, LLC
500 East Broward Boulevard
Fort Lauderdale, Florida 33394
(954) 527-7500

Small Company Growth Portfolio

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017
(212) 875-3500

Small Company Value Portfolio

State Street Research & Management Company
One Financial Center
Boston, Massachusetts 02111
(617) 357-1200

International Bond Portfolio

Julius Baer Investment Management Inc.
330 Madison Avenue
New York, New York 10017
(212) 297-3800

Micro-Cap Growth Portfolio

Wall Street Associates
La Jolla Financial Building
1200 Prospect Street, Suite 100
La Jolla, California 92037
(800) 925-5787

ADMINISTRATIVE SERVICES AGENT

Minnesota Life Insurance Company
(800) 995-3850

UNDERWRITER

Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101-2098
(651) 665-4833

CUSTODIANS

Wells Fargo Bank Minnesota
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
     Growth, Money Market, Asset Allocation, Index 500, Capital Appreciation, Small Company Growth, Value Stock, Small Company Value, Index 400 Mid-Cap, Core Equity, Micro-Cap Growth and Real Estate Securities Portfolios

Bankers Trust Company
280 Park Avenue
New York, New York 10017
     Bond, Mortgage Securities, International Stock, Maturing Government Bond and International Bond Portfolios

INDEPENDENT AUDITORS

KPMG LLP

GENERAL COUNSEL

Dorsey & Whitney LLP

INDEPENDENT LEGAL COUNSEL TO
  INDEPENDENT DIRECTORS

Faegre & Benson LLP

                                                   SERVICE PROVIDERS         107

                     ADDITIONAL INFORMATION ABOUT THE FUND

The Fund's annual and semi-annual reports list holdings for each Portfolio, and discuss recent market conditions, economic trends and investment strategies that affected the Portfolios during the latest fiscal year.

A Statement of Additional Information (SAI) provides further information about the Fund and the Portfolios. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

HOW TO OBTAIN ADDITIONAL INFORMATION. The SAI and the Fund's annual and semi-annual reports are available without charge upon request. You may obtain additional information or make any inquiries:

By Telephone - Call 1-800-995-3850

By Mail - Write to Minnesota Life Insurance Company, 400 Robert Street North,
          St. Paul, Minnesota 55101-2098

Information about the Fund (including the SAI and annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (telephone 1-202-942-8090 or 1-800-SEC-0330). This information and other reports about the Fund are also available on the SEC's World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or obtained by electronic request to: publicinfo@sec.gov. You will be charged a duplicating fee for copies.

Investment Company Act No. 811-4279

[ADVANTUS LOGO]

(C)2003 Minnesota Life Insurance Company. All rights reserved.

 108    ADDITIONAL INFORMATION ABOUT THE FUND

                       STATEMENT OF ADDITIONAL INFORMATION






                           ADVANTUS SERIES FUND, INC.








                                   May 1, 2003









       This Statement of Additional Information is not a prospectus. This
           Statement of Additional Information relates to the separate
         Prospectus dated May 1, 2003 and should be read in conjunction therewith.

     The Fund's audited Annual Report, dated December 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

  A copy of the Prospectus and Annual Report may be obtained by telephone from Minnesota Life Insurance Company (Minnesota Life) at (800) 995-3850 or by writing to Minnesota Life at 400 Robert Street North, St. Paul, Minnesota
                                  55101-2098.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...................................................................................1

INVESTMENT OBJECTIVES AND POLICIES................................................................................2
   Portfolio Names and Investment Policies........................................................................2
   Equity Securities of Small Capitalization Companies............................................................2
   Debt and Money Market Securities - Non-Money Market Portfolios.................................................3
   Low Rated Securities...........................................................................................5
   Convertible Securities.........................................................................................6
   Money Market Securities - Money Market Portfolio...............................................................7
   U.S. Government Obligations....................................................................................8
   Obligations of Non-Domestic Banks..............................................................................8
   Variable Amount Master Demand Notes............................................................................9
   Mortgage-Related Securities....................................................................................9
   U.S. Government Mortgage-Related Securities...................................................................10
   Non-Governmental Mortgage-Related Securities..................................................................11
   Collateralized Mortgage Obligations...........................................................................11
   Stripped Mortgage-Backed Securities...........................................................................13
   Asset-Backed and Stripped Asset-Backed Securities.............................................................14
   Direct Investments in Mortgages - Whole Loans.................................................................15
   Zero Coupon Securities........................................................................................16
   Pay-in-Kind and Delayed Interest Securities...................................................................17
   Foreign Securities............................................................................................17
   Foreign Index Linked Securities...............................................................................19
   Swap Agreements...............................................................................................20
   Currency Exchange Transactions................................................................................21
   Foreign Currency Hedging Transactions.........................................................................22
   Closed-End Investment Companies...............................................................................23
   Loans of Portfolio Securities.................................................................................23
   Restricted and Illiquid Securities............................................................................24
   When-Issued Securities and Forward Commitments................................................................25
   Mortgage Dollar Rolls.........................................................................................27
   Real Estate Investment Trust Securities.......................................................................27
   Repurchase Agreements.........................................................................................28
   Reverse Repurchase Agreements.................................................................................28
   Futures Contracts and Options on Futures Contracts............................................................29
   Warrants......................................................................................................35
   Warrants with Cash Extractions................................................................................35
   Index Depositary Receipts.....................................................................................36
   Short Sales Against the Box...................................................................................36
   Investments in Russia.........................................................................................36
   Defensive Purposes............................................................................................39

INVESTMENT RESTRICTIONS..........................................................................................39
   Fundamental Restrictions......................................................................................39
   Non-Fundamental Restrictions..................................................................................40

   Additional Restrictions.......................................................................................41

PORTFOLIO TURNOVER...............................................................................................42

DIRECTORS AND EXECUTIVE OFFICERS.................................................................................43

DIRECTOR LIABILITY...............................................................................................47

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................47
   General.......................................................................................................47
   Control and Management of Advantus Capital and Securian Financial.............................................48
   The Fund's Investment Advisory Agreement with Advantus Capital................................................49
   Sub-Adviser - CSAM............................................................................................53
   Small Company Growth Portfolio Investment Sub-Advisory Agreement - CSAM.......................................54
   Sub-Adviser - Templeton Counsel...............................................................................55
   International Stock Portfolio Investment Sub-Advisory Agreement - Templeton Counsel...........................56
   Sub-Adviser - JBIM............................................................................................57
   International Bond Portfolio Investment Sub-Advisory Agreement - JBIM.........................................57
   Sub-Adviser - WSA.............................................................................................58
   Micro-Cap Growth Portfolio Investment Sub-Advisory Agreement - WSA............................................58
   Sub-Adviser - State Street Research...........................................................................59
   Small Company Value Portfolio Investment Sub-Advisory Agreement-State Street Research.........................59
   Annual Approval of Advisory and Sub-Advisory Agreements.......................................................60
   Administrative Services.......................................................................................62
   Code of Ethics................................................................................................63
   Distribution Agreement........................................................................................63
   Payment of Certain Distribution Expenses of the Fund..........................................................64
   Custodians....................................................................................................67
   Independent Auditors..........................................................................................67
   Legal Counsel.................................................................................................67

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE...............................................................67
   Adviser.......................................................................................................67
   Sub-Advisers..................................................................................................70

PURCHASE AND REDEMPTION OF SHARES................................................................................70

FUND SHARES AND VOTING RIGHTS....................................................................................71

PRINCIPAL SHAREHOLDERS...........................................................................................71

NET ASSET VALUE..................................................................................................72

PERFORMANCE DATA.................................................................................................74
   Current Yield Figures for Money Market Portfolio..............................................................74
   Current Yield Figures for Other Portfolios....................................................................74
   Total Return Figures For All Portfolios.......................................................................75
   Predictability of Return......................................................................................78

TAXES............................................................................................................79

THE STANDARD & POOR'S LICENSE....................................................................................80

FINANCIAL STATEMENTS.............................................................................................81

APPENDIX A - MORTGAGE-RELATED SECURITIES........................................................................A-1
   Underlying Mortgages.........................................................................................A-1
   Liquidity and Marketability..................................................................................A-1
   Average Life.................................................................................................A-1
   Yield Calculations...........................................................................................A-2

APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS..................................................................B-1
   Bond Ratings.................................................................................................B-1
   Commercial Paper Ratings.....................................................................................B-2

APPENDIX C - FUTURES CONTRACTS..................................................................................C-1
   Example of Futures Contract Sale.............................................................................C-1
   Example of Futures Contract Purchase.........................................................................C-1
   Tax Treatment................................................................................................C-2

APPENDIX D - BRADY BONDS........................................................................................D-1

                         GENERAL INFORMATION AND HISTORY

         Advantus Series Fund, Inc. ("Fund"), is a Minnesota corporation, each of whose Portfolios operates as a no-load, diversified, open-end management investment company, except that International Bond Portfolio operates as a non-diversified, open-end management investment company. The Fund was organized on February 22, 1985. Prior to a change of its name on May 1, 1997, the Fund was known as MIMLIC Series Fund, Inc. The Fund is a series fund, which means that it has several different Portfolios. The Portfolios of the Fund are as follows:

       o        Growth Portfolio
       o        Bond Portfolio
       o        Money Market Portfolio
       o        Asset Allocation Portfolio
       o        Mortgage Securities Portfolio
       o        Index 500 Portfolio
       o        Capital Appreciation Portfolio
       o        International Stock Portfolio
       o        Small Company Growth Portfolio
       o Maturing Government Bond Portfolios (two separate portfolios with maturity dates of 2006 and 2010)
       o        Value Stock Portfolio
       o        Small Company Value Portfolio
       o International Bond Portfolio (prior to May 1, 2003, the Global Bond Portfolio)
       o        Index 400 Mid-Cap Portfolio
       o Core Equity Portfolio (prior to May 1, 2003, the Macro-Cap Value Portfolio)
       o        Micro-Cap Growth Portfolio
       o        Real Estate Securities Portfolio


         The investment advisers of the Fund (each an "Investment Adviser" and, collectively, the "Investment Advisers") are Advantus Capital Management, Inc. ("Advantus Capital") and Waddell & Reed Financial Management Co. ("WRIMCO"). Advantus Capital is the investment adviser for the Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, International Stock Portfolio, Small Company Growth Portfolio, Maturing Government Bond Portfolios, Small Company Value Portfolio, International Bond Portfolio, Index 400 Mid-Cap Portfolio, Micro-Cap Growth Portfolio and Real Estate Securities Portfolio. Advantus Capital has entered into investment sub-advisory agreements under which various investment managers provide investment services. Credit Suisse Asset Management, LLC ("CSAM") serves as investment sub-adviser to the Fund's Small Company Growth Portfolio. Templeton Investment Counsel, LLC ("Templeton Counsel") serves as investment sub-adviser to the Fund's International Stock Portfolio. Julius Baer Investment Management Inc. ("JBIM") serves as investment sub-adviser to the Fund's International Bond Portfolio. Wall Street Associates ("WSA") serves as investment sub-adviser to the Fund's Micro-Cap Growth Portfolio. State Street Research & Management Company ("State Street Research") serves as investment sub-adviser for the Small Company Value Portfolio. In April 2003, WRIMCO is the investment adviser to the Growth portfolio, Asset Allocation Portfolio, Capital Appreciation Portfolio, Value Stock Portfolio and Core Equity Portfolio. WRIMCO became the investment adviser for these funds effective May 1, 2003, pursuant to an interim investment advisory agreement (the "Interim Agreement") approved by the Board of Directors in connection with the Fund entering into a Strategic Alliance Agreement and a related Purchase Agreement with Waddell & Reed Financial, Inc. ("W&R"), WRIMCO and certain other companies affiliated with W&R.

         Currently, the shares of the Fund are sold only to Minnesota Life Insurance Company ("Minnesota Life"), a Minnesota corporation, PFL Life Insurance Company, an Iowa corporation, and AIG Life Insurance Company, a Delaware corporation, through certain of their separate accounts to fund the benefits under variable annuity contracts and variable life insurance policies (collectively, the "Contracts") issued by such companies. The Fund may be used for other purposes in the future. The Fund may also sell its shares to separate accounts of Northstar Life Insurance Company, an indirect wholly-owned subsidiary of Minnesota Life domiciled in the State of New York. The separate accounts, which will be the owners of the shares of the Fund, will invest in the shares of each Portfolio in accordance with instructions received from the owners of the Contracts. Minnesota Life, through its separate accounts which fund the Contracts, owned 100% of the shares outstanding of each Portfolio of the Fund as of December 31, 2002. As a result, Minnesota Life is a controlling person of the Fund and through its ownership of shares of the Fund, may elect all the directors of the Fund and approve other Fund actions. Minnesota Life's address is 400 Robert Street North, St. Paul, Minnesota 55101-2098.


                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives and principal investment policies of each of the Portfolios are set forth in the text of the Fund's Prospectus under "Investing in the Fund - Investment Objective, Policies and Practices." This section contains detailed descriptions of the investment policies of the Portfolios as identified in the Fund's Prospectus.

PORTFOLIO NAMES AND INVESTMENT POLICIES

         The Bond, Mortgage Securities, Index 500, Small Company Growth, Maturing Government Bond 2006, Maturing Government Bond 2010, Small Company Value, Index 400 Mid-Cap, Core Equity, International Stock, Value Stock, International Bond, Micro-Cap Growth and Real Estate Securities Portfolios of the Fund have names that suggest a focus on a particular type of investment or index. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of those Portfolios has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Portfolio's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the Portfolio's outstanding shares as defined in the 1940 Act. The names of these Portfolios may be changed at any time by a vote of the Fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Portfolio of its 80% investment policy.

EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES

         Small Company Growth Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio will primarily invest in equity securities issued by small capitalization companies. To the extent specified in the Prospectus, certain other Portfolios may invest in equity securities issued by small capitalization companies. Small capitalization companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. The Portfolio's investment adviser or sub-adviser believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small capitalization companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.

         While securities issued by smaller capitalization companies have historically produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Portfolio will invest specifically in those companies which produce those results. Because of the risks involved, the Portfolio is not intended to constitute a complete investment program.

DEBT AND MONEY MARKET SECURITIES - NON-MONEY MARKET PORTFOLIOS

         To the extent specified in the Prospectus, certain non-Money Market Portfolios may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:


     o Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or any other national rating service, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. As an operating policy, International Stock Portfolio will not invest more than 5% of its assets in debt securities rated BBB by S&P or Baa by Moody's. In addition, Asset Allocation Portfolio, Bond Portfolio and Mortgage Securities Portfolio may invest up to 10% of their respective net assets, and International Stock Portfolio and Core Equity Portfolio may invest up to 5% of their respective net assets, in debt securities rated BB or Ba by S&P or Moody's, respectively; International Bond Portfolio may also invest up to 5% of its net assets in securities rated B or higher by S&P or Moody's; and Value Stock Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio may also invest up to 10% of their respective net assets in debt securities (including convertible securities) rated at least B- by S&P or B3 by Moody's. See "Low Rated Securities," below. For a description of the ratings used by Moody's and S&P, see Appendix B ("Bond and Commercial Paper Ratings") below.


     o Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

     o    Debt obligations of banks.

         Bond Portfolio may also purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody's.

         International Bond Portfolio may also purchase debt securities of foreign companies and debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations. The Portfolio may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies. Securities issued or guaranteed by supranational organizations are considered by the Securities and Exchange Commission to be securities in the same industry. Therefore, the Portfolio will not concentrate 25% or more of the value of its assets in securities of a single supranational organization.

         International Bond Portfolio may invest in Brady Bonds, which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For a full discussion of Brady Bonds see Appendix D.

         In addition to the instruments described above, which will generally be long-term, but may be purchased by the Portfolio within one year of the date of a security's maturity, certain Portfolios specified in the Prospectus may also purchase other high quality securities including:

     o Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

     o Obligations of the International Bank for Reconstruction and Development.

     o Commercial paper (including variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P or, if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 10% of such Portfolio's (other than Mortgage Securities Portfolio's) net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

         The Portfolios may also invest in securities which are unrated if the Portfolio's investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Portfolio's general policy to classify such securities at the higher rating level where, in the judgment of the Portfolio's investment adviser or sub-adviser, such classification reasonably reflects the security's quality and risk.

         The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Portfolio's net asset value.

         These Portfolios may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Portfolios' general policy to dispose of such down-graded securities except when, in the judgment of the Portfolios' investment adviser or sub-adviser, it is to the Portfolios' advantage to continue to hold such securities. In no event, however, will any Portfolio hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Portfolio. This 5% is in addition to securities which the Portfolio may otherwise purchase under its usual investment policies.

LOW RATED SECURITIES

         Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio may also invest up to 10% of their respective net assets, and International Stock Portfolio and Core Equity Portfolio may invest up to 5% of their respective net assets, in corporate bonds and mortgage-related securities, including convertible securities, which, at the time of acquisition, are rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. International Bond Portfolio may also invest up to 5% of its net assets in securities rated B or higher by S&P or Moody's. Value Stock Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio may invest up to 10% of their respective net assets in debt securities (including convertible securities) which are rated at least B- by S&P or B3 by Moody's, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser. Each of these Portfolios may also hold an additional 5% of its net assets in securities rated below "investment grade" (i.e. below BBB) where such securities were either investment grade or eligible low rated securities at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Portfolio (see "Debt and Money Market Securities - Non-Money Market Portfolios" above). Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

         Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Portfolios' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Portfolios' shares.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Portfolios to achieve their respective investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolios were investing in higher rated securities.

         Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Portfolios may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

CONVERTIBLE SECURITIES

         To the extent specified in the Prospectus, certain Portfolios may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Growth Portfolio, Small Company Growth Portfolio, Real Estate Securities Portfolio, Core Equity Portfolio and Capital Appreciation Portfolio will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BBB or Baa by S&P or Moody's, respectively, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BB or Ba by S&P or Moody's, respectively, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Portfolio's investment adviser. Value Stock Portfolio, Small Company Value Portfolio and Micro-Cap Growth Portfolio will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. As an operating policy, none of these Portfolios will purchase a non-investment grade convertible debt security if immediately after such purchase such Portfolio would have more than 10% of its total assets invested in such securities. See "Low Rated Securities," above.


MONEY MARKET SECURITIES - MONEY MARKET PORTFOLIO

         Subject to the limitations under Rule 2a-7 of the Investment Company Act of 1940 (as described in "Investment Restrictions - Additional Restrictions" below), Money Market Portfolio will invest in a managed portfolio of money market instruments as follows:

     o Obligations issued or guaranteed as to principal or interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress.

     o Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations and savings banks which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks if such banks meet the above-stated asset size; and obligations of any such U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

     o Obligations of the International Bank for Reconstruction and Development.

     o Commercial paper (including variable amount master demand notes) issued by U.S. limited partnerships, corporations or affiliated foreign corporations.

     o Other corporate debt obligations that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less.

     o Repurchase agreements with respect to any of the foregoing obligations.

         By limiting the maturity of its investments as described above, the Portfolio seeks to lessen the changes in the value of its assets caused by market factors. The Portfolio intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.

U.S. GOVERNMENT OBLIGATIONS

         Each of the Portfolios may invest in obligations of the U.S. Government. These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association ("GNMA"), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association ("FNMA").

OBLIGATIONS OF NON-DOMESTIC BANKS

         As specified in the Prospectus, certain of the Portfolios may invest in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks, which may involve somewhat greater opportunity for income than the other money market instruments in which the Portfolios invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. Each Portfolio will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

VARIABLE AMOUNT MASTER DEMAND NOTES

         Money Market Portfolio may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Portfolio at varying market rates of interest pursuant to direct arrangements between Money Market Portfolio, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Portfolio's investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.

MORTGAGE-RELATED SECURITIES

         Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. Government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Portfolio's yield or the price of its shares.

         Each Portfolio expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either: (a) issued by GNMA, FNMA or FHLMC or other United States Government owned or sponsored corporations or (b) rated A or better by S&P or Moody's, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. The Portfolio may invest in mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be, when deemed by the Portfolio's investment adviser or sub-adviser to be consistent with the Portfolio's respective objective. To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. (Each of these Portfolios may also invest a portion of its assets in securities rated below BBB or Baa by S&P or Moody's, respectively. See "Low Rated Securities" and "Convertible Securities," above, for more information.) Mortgage Securities Portfolio may not invest more than 35% of its total assets in securities rated BBB or Baa or lower by S&P or Moody's, respectively. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody's and S&P, see Appendix A and B ("Mortgage-Related Securities" and "Bond and Commercial Paper Ratings") below.

U.S. GOVERNMENT MORTGAGE-RELATED SECURITIES

         A governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.

NON-GOVERNMENTAL MORTGAGE-RELATED SECURITIES

         Mortgage Securities Portfolio, Bond Portfolio, Asset Allocation Portfolio and International Bond Portfolio may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Portfolio's investment adviser determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in its investment adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS

         Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may invest in collateralized mortgage obligations ("CMOs"), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a "tranche," is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or branches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.

         In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.

         The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Portfolio may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Portfolio's purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Portfolio tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.

         Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio may also purchase CMOs known as "accrual" or "Z" bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio will not purchase a Z bond if the respective Portfolio's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Portfolio's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).

         Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Portfolio would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of such Portfolio's net assets.

STRIPPED MORTGAGE-BACKED SECURITIES

         Bond Portfolio, Asset Allocation Portfolio, International Bond Portfolio and Mortgage Securities Portfolio may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, the Portfolio will limit its investments in IOs and POs to 15% of the Portfolio's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of a Portfolio's net assets) except to the extent such securities are deemed liquid by the Portfolio's adviser or sub-adviser in accordance with standards established by the Fund's Board of Directors. See "Restricted and Illiquid Securities" below.

ASSET-BACKED AND STRIPPED ASSET-BACKED SECURITIES

         Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may invest in asset-backed securities rated within the four highest grades assigned by Moody's or S&P, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. Asset-backed securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a "revolving period" during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

         Bond Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio may also invest in stripped asset-backed securities. Asset-backed securities may be stripped to create interest-only and principal-only securities in the same manner as mortgage-backed securities. See "Stripped Mortgage-Backed Securities," above. The value of asset-backed IOs also tends to move in the same direction as changes in interest rates, unlike other asset-backed (or mortgage-backed) securities, which tend to move in the opposite direction compared to interest rates. As with stripped mortgage-backed securities, the cash flows and yields on asset-backed IOs and POs are also extremely sensitive to the rate of principal payments on the related underlying assets. See "Stripped Mortgage-Backed Securities," above. As an operating policy, each of these Portfolios will limit its investments in IOs and POs to 15% of the Portfolio's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of each Portfolio's net assets) except to the extent such securities are deemed liquid by the Portfolio's adviser in accordance with standards established by the Portfolio's Board of Directors. See "Restricted and Illiquid Securities" below.

DIRECT INVESTMENTS IN MORTGAGES - WHOLE LOANS

         Mortgage Securities, Bond and Asset Allocation Portfolios may each invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from the Portfolio for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Portfolio. At present, such investments are considered to be illiquid by the Portfolio's investment adviser or sub-adviser. A Portfolio will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Portfolio.

ZERO COUPON SECURITIES

         The Maturing Government Bond Portfolios may invest in zero coupon securities. In addition, International Bond Portfolio may invest a lesser portion of its assets in zero coupon securities. When held to maturity, the entire return on zero coupon securities, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value. This difference is known at the time of purchase, so persons holding a portfolio composed entirely of zero coupon securities, with no expenses until maturity, would know the amount of their investment return at the time of their initial payment. While these Portfolios will have additional holdings, including cash, which will affect performance, they will describe an anticipated yield to maturity from time to time. In order to obtain this return, Contract owners electing to have payments allocated to a Maturing Government Bond Portfolio should plan to maintain their investment until the maturity of that Maturing Government Bond Portfolio.

         While many factors may affect the yield to maturity of each Maturing Government Bond Portfolio, one such factor which may operate to the detriment of those Contract owners holding interests in such Portfolios until maturity, is the ability of other Contract owners to purchase or redeem shares on any business day.

         Because each Maturing Government Bond Portfolio will be primarily invested in zero coupon securities, Contract owners whose purchase payments are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Maturing Government Bond Portfolio. However, the net asset value of the Portfolio's shares will increase or decrease with the daily changes in the market value of that Maturing Government Bond Portfolio's investments which will tend to vary inversely with changes in prevailing interest rates. If shares of a Maturing Government Bond Portfolio are redeemed prior to the maturity date of that Maturing Government Bond Portfolio, a Contract owner may experience a significantly different investment return than was anticipated at the time of purchase.

         Zero coupon securities, like other investments in debt securities, are subject to certain risks, including credit and market risks. Credit risk is the function of the ability of an issuer of a security to maintain timely interest payments and to pay the principal of a security upon maturity. Securities purchased by the Maturing Government Bond Portfolios will be rated at least single A or better by nationally recognized statistical rating agencies. Securities rated single A are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions and some speculative characteristics. The Maturing Government Bond Portfolios will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments.

         Market risk is the risk of the price fluctuation of a security due primarily to market interest rates prevailing generally in the economy. Market risk may also include elements which take into account the underlying credit rating of an issuer, the maturity length of a security, a security's yield, and general economic and interest rate conditions. Zero coupon securities do not make any periodic payments of interest prior to maturity and the stripping of the securities causes the zero coupon securities to be offered at a discount from their face amounts. The market value of the zero coupon securities and, therefore the net asset value of the shares of the

Maturing Government Bond Portfolios, will fluctuate, perhaps markedly, and changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund of securities consisting of debt obligations of comparable coupon bearing maturities. The amount of fluctuation increases with longer maturities.

         Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Contract owners can expect more appreciation of the net asset value of a Maturing Government Bond Portfolio's shares during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, the net asset value of a Maturing Government Bond Portfolio's shares will normally decline more in price than interest-paying securities of a similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Portfolios and are expected to diminish as a Maturing Government Bond Portfolio approaches its target date. These fluctuations may make the Maturing Government Bond Portfolios an inappropriate selection as a basis for variable annuity payments. Interest rates can change suddenly and unpredictably.

         When held to maturity, the return on zero coupon securities consists entirely of the difference between the maturity value and the purchase price of securities held in the Portfolio. While this difference allows investors to measure initial investment return, it also must be considered in light of changing economic conditions. Inflationary risk, that is the risk attendant to holding fixed-rate investments during a period of generally upward changing price levels in the economy, must be considered in selecting a Maturing Government Bond Portfolio.

PAY-IN-KIND AND DELAYED INTEREST SECURITIES

         International Bond Portfolio may also invest in pay-in-kind securities and delayed interest securities. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than the values of securities that distribute income regularly and they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Portfolio's investments in pay-in-kind and delayed interest securities will result in special tax consequences.

FOREIGN SECURITIES

         Growth Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio, Core Equity and Micro-Cap Growth Portfolio may invest up to 10% and Capital Appreciation Portfolio may invest up to 20% of the market value of their respective total assets in securities of foreign issuers which are not publicly traded in the U.S. (Securities of foreign issuers which are traded in the U.S., usually in the form of sponsored American Depositary Receipts (ADRs), are not considered foreign securities for this purpose and are not subject to such 10% or 20% limitations. Such Portfolios may not, however, invest more than 10% (20% in the case of Capital Appreciation) of their total assets in ADRs.) Bond Portfolio and Mortgage Securities Portfolio may each invest up to 10% of its total assets in foreign securities. In addition, International Stock Portfolio and International Bond Portfolio may invest in such securities without limitation.

         Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Portfolio may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.



         Furthermore, International Stock Portfolio may invest in securities issued by governments, governmental agencies and companies located in developing market countries. The Portfolio considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway,

Japan and Switzerland. In addition, developing market securities means: (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country. International Stock Portfolio will at all times, except during temporary defensive periods, maintain investments in at least three countries having developing markets.

         An American Depositary Receipt ("ADR") is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.


         In addition, International Stock Portfolio, International Bond Portfolio, Core Equity Portfolio, Asset Allocation Portfolio, Capital Appreciation Portfolio, Growth Portfolio and Value Stock Portfolio may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. Furthermore, International Bond Portfolio may invest in Global Depositary Receipts, which are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and which are designed for use in European and other foreign securities markets. European Depositary Receipts and Global Depositary Receipts are not necessarily denominated in the currency of the underlying security.


FOREIGN INDEX LINKED SECURITIES

         International Bond Portfolio may invest up to 10% of its total assets in instruments that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("Foreign Index Linked Securities"). A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of Foreign Index Linked Securities linking the principal amount to a foreign index, the amount of principal payable by the issuer at maturity will increase or decrease in response to changes in the level of the foreign index during the term of the Foreign Index Linked Securities. In the case of Foreign Index Linked Securities linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the Foreign Index Linked Security. Foreign Index Linked Securities may be issued by a U.S. or foreign governmental agency or instrumentality or by a private domestic or foreign issuer. Only Foreign Index Linked Securities issued by foreign governmental agencies or instrumentalities or by foreign issuers will be considered foreign securities for purposes of the Portfolio's investment policies and restrictions.

         Foreign Index Linked Securities may offer higher yields than comparable securities linked to purely domestic indexes but also may be more volatile. Foreign Index Linked Securities are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indexes. In addition, the value of Foreign Index Linked Securities will be affected by fluctuations in foreign exchange rates or in foreign interest rates. If the Portfolio's investment sub-adviser is incorrect in its prediction as to the movements in the direction of particular foreign currencies or foreign interest rates, the return realized by the Portfolio on Foreign Index Linked Securities may be lower than if the Portfolio had invested in a similarly rated domestic security.

SWAP AGREEMENTS

         International Bond Portfolio may enter into interest rate and index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio's securities. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio's investment sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio's investment sub-adviser will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

CURRENCY EXCHANGE TRANSACTIONS

         Spot Exchange Transactions. International Stock Portfolio and International Bond Portfolio usually effect currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Portfolio converts assets from one currency to another. Further, the Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Portfolio must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Portfolio holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Portfolio may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

         Forward Exchange Contracts. International Stock Portfolio and International Bond Portfolio also have the authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which such Portfolios may invest for speculative purposes. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. These forward foreign currency exchange contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Portfolio's commitment to purchase the new (more favorable) currency is limited to the market value of the Portfolio's securities denominated in the old (less favorable) currency - see "Foreign Currency Hedging Transactions," below). Because these transactions are not entered into for hedging purposes, the Portfolio's custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

FOREIGN CURRENCY HEDGING TRANSACTIONS

         Forward Exchange Contracts. International Stock Portfolio and International Bond Portfolio have authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which such Portfolios will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. The Portfolio's dealings in forward foreign exchange contracts entered into for the purpose of hedging will be limited to hedging involving specific transactions, portfolio positions or foreign cross-currency hedging.

         Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Portfolio, or the payment of dividends and distributions by the Portfolio. (An example of a transaction hedge is when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security in a particular currency.) Position hedging is the sale of forward foreign exchange contracts into U.S. dollars with respect to portfolio security positions denominated or quoted in such foreign currency. (An example of a position hedge is if the Portfolio's sub-adviser believes that a foreign currency -- for example the Japanese yen -- may suffer a decline against another currency -- for example the U.S. dollar -- it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline -- the Japanese yen -- that approximates the value of some or all of the Portfolio's investment securities denominated in the Japanese yen.) Foreign cross-currency hedging occurs when the Portfolio's investment sub-adviser believes a particular foreign currency may enjoy a substantial movement against another foreign currency and the sub-adviser decides to enter into a forward contract to sell the less favorable foreign currency in which certain Portfolio securities are denominated and to buy the more favorable foreign currency in an amount not to exceed the total market value of the Portfolio's securities denominated in the less favorable currency.

         The prediction of short-term currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Currency Futures Contracts. International Stock Portfolio and International Bond Portfolio may also enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of securities that the Portfolio intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Portfolio's investment sub-adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

CLOSED-END INVESTMENT COMPANIES

         Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, International Stock Portfolio may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the International Stock Portfolio to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the International Stock Portfolio acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the International Stock Portfolio (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

LOANS OF PORTFOLIO SECURITIES

         For the purpose of realizing additional income, to the extent specified in the Prospectus, certain Portfolios may make secured loans of Portfolio securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Portfolio assets, however, for purposes of compliance with any requirement described in the Fund's prospectus that a Portfolio invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Portfolio does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Portfolio's custodian for arranging and administering such loans. The Portfolio has a right to call each loan and obtain the securities on five business days' notice. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Portfolio's investment adviser or sub-adviser, as the case may be, to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Portfolio's investment adviser or sub-adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Portfolio makes loans of portfolio securities is monitored by the Portfolio's investment adviser or sub-adviser throughout the term of each loan.

         Deutsche Bank AG acts as the securities lending agent on behalf of the International Stock and International Bond Portfolios. It has obtained an SEC exemptive order through its affiliate, Bankers Trust Company, which allows securities lending cash collateral to be invested in a single money market fund (affiliated with Deutsche Bank and Bankers Trust Company) in amounts which are not subject to the limits of sections 12(d)(1)(A) and 12(d)(1)(B) of the Investment Company Act of 1940. The effect of this is that up to one-third of the total assets of the International Stock and International Bond Portfolios can be invested in such a money market fund in connection with the securities lending program.

RESTRICTED AND ILLIQUID SECURITIES

         Each Portfolio may invest up to 15% (10% in the case of Money Market Portfolio) of its respective net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Portfolio may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Portfolio may be required to bear the expenses of registration of such restricted securities.

         The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Portfolio's investment adviser and sub-adviser, as the case may be, believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. Each Portfolio may invest without limitation in these forms of restricted securities if such securities are deemed by the Portfolio's investment adviser or sub-adviser to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Portfolio's investment adviser or sub-adviser must consider: (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

         If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio is in a position where more than 15% (10% in the case of Money Market Portfolio) of its net assets are invested in restricted and other illiquid securities, the Portfolio will take appropriate steps to protect liquidity.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

         Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio, International Stock Portfolio, International Bond Portfolio, Core Equity Portfolio and Real Estate Securities Portfolio may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Portfolio and settlement, no payment is made for the securities purchased by the Portfolio and, thus, no interest accrues to the Portfolio from the transaction.

         The use of when-issued transactions and forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Portfolio anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Portfolio's investment adviser or sub-adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Portfolio's investment adviser or sub-adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Portfolio sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Portfolio will have lost the opportunity to profit from the price increase. If the investment adviser or sub-adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Portfolio sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Portfolio will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Portfolio's investment adviser or sub-adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Portfolio's net asset value.

         When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Portfolio may hold a when-issued security or forward commitment until the settlement date, even if the Portfolio will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Portfolio's custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

         The Portfolio may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee. These transactions, referred to as "mortgage dollar rolls," are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Portfolios that may invest in such transactions, see "Mortgage Dollar Rolls" below.

         The purchase of securities on a when-issued or forward commitment basis exposes the Portfolio to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Portfolio's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares. No more than 30% of the value of such Portfolio's (other than Core Equity Portfolio's) total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls. No more than 15% of the value of Core Equity Portfolio's total assets will be committed to when-issued or forward commitment transactions.

MORTGAGE DOLLAR ROLLS

         In connection with its ability to purchase securities on a when-issued or forward commitment basis, Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Portfolio gives up the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Portfolio's investment adviser or sub-adviser, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Portfolio while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares.

         For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

REAL ESTATE INVESTMENT TRUST SECURITIES

         The Real Estate Securities, Growth, Asset Allocation and Value Stock Portfolios may invest in real estate investment trust securities ("REIT"). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), 75% of its assets must be in real estate, mortgages or REIT stock, and must distribute to shareholder annually 95% or more of its otherwise taxable income.

         REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITS. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Portfolio's investments in REITS will consist of equity REITs.

REPURCHASE AGREEMENTS

         Growth Portfolio, Bond Portfolio, Mortgage Securities Portfolio, Asset Allocation Portfolio, Index 500 Portfolio, Capital Appreciation Portfolio, International Stock Portfolio, Small Company Growth Portfolio, the Maturing Government Bond Portfolios, Value Stock Portfolio, Small Company Value Portfolio, International Bond Portfolio, Index 400 Mid-Cap Portfolio, Core Equity Portfolio, Micro-Cap Growth Portfolio and Real Estate Securities Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Portfolio has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Portfolio enters into repurchase agreements is monitored by the Portfolio's investment adviser or sub-adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. The Portfolio's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

         Money Market Portfolio, Asset Allocation Portfolio and International Bond Portfolio may also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Portfolio sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Portfolio, reverse repurchase agreements may be considered a form of borrowing by the Portfolio from the buyer, collateralized by the security. The Portfolio uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

         The use of reverse repurchase agreements by the Portfolio allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Portfolio's investments and reduces the stability of the Portfolio's net asset value per share. To limit this risk, the Portfolio will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Portfolio's net assets. In addition, when entering into reverse repurchase agreements, the Portfolio will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction). Moreover, Money Market Portfolio will not enter into reverse repurchase agreements if and to the extent such transactions would, as determined by the Portfolio's investment adviser, materially increase the risk of a significant deviation in the Portfolio's net asset value per share. See "Net Asset Value" below.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         FUTURES CONTRACTS. Consistent with their investment objectives and strategies, the Portfolios may enter into interest rate futures contracts, stock index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.")

         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

         Stock index futures contracts include contracts on the S&P 500 Index and other broad-based stock market indexes, as well as contracts based on narrower market indexes or indexes of securities of particular industry groups. A stock index assigns relative values to the common stocks included in the index and the index fluctuates with the value of the common stocks so included. The parties to a stock index futures contract agree to make a cash settlement on a specific future date in an amount determined by the value of the stock index on the last trading day of the contract. The amount is a specified dollar amount times the difference between the value of the index on the last trading day and the value on the day the contract was struck.

         Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Portfolio's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Portfolio's securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Portfolio's securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Portfolio.

         Although many futures contracts by their terms call for actual delivery or acceptance of the financial instrument, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."

         U.S. futures contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures contracts may also be traded on foreign exchanges.

         OPTIONS ON FUTURES CONTRACTS. The Portfolios also may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Portfolios may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

         An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         Options on futures contracts that are written or purchased by the Portfolios on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

         RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The use of futures contracts and options on futures contracts will expose the Portfolios to additional investment risks and transactions costs. Risks include:

     o the risk that interest rates, securities prices or currency markets will not move in the direction that the Portfolio's investment adviser or sub-adviser anticipates;

     o an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;

     o the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;

     o leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio's initial investment in that instrument; and

     o the risk that the counterparty to an instrument will fail to perform its obligations.

         REGULATORY MATTERS. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts each Portfolio will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts.

         The CFTC, a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of a company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving interest rate futures contracts, the Fund will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

         For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.

OPTIONS

         To the extent permitted in the Prospectus, each Portfolio may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Portfolio will limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Portfolio will commit more than 5% of its total assets to premiums when purchasing put or call options.

         A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Portfolio writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Portfolio writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised.

         Portfolios may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Portfolio owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Portfolios receive premiums from writing call or put options, which they retain whether or not the options are exercised.

         By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Portfolio might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Portfolio purchases a put or call option, any loss to the Portfolio is limited to the premium paid for, and transaction costs paid in connection with, the option.

         OPTIONS ON SECURITIES. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid securities in a segregated account with its custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

         In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, over-the-counter options may not.

         OPTIONS ON STOCK INDEXES. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

         A Portfolio will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Portfolio's adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Portfolios will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         The index underlying a stock option index may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

WARRANTS

         Growth Portfolio, Asset Allocation Portfolio, Bond Portfolio, Capital Appreciation Portfolio, International Stock Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio, International Bond Portfolio, Core Equity Portfolio, Micro-Cap Growth Portfolio and Real Estate Securities Portfolio may invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components:
(1) the price of the underlying shares less the warrant's exercise price, and
(2) the warrant's premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

         It is not expected that Bond Fund or International Bond Portfolio will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of their respective total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.

WARRANTS WITH CASH EXTRACTIONS

         International Stock Portfolio may also invest up to 5% of its assets in warrants used in conjunction with the cash extraction method. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

         For example, ASSUME one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also ASSUME that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

         If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, ASSUME Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also ASSUME that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized). The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

INDEX DEPOSITARY RECEIPTS

         Growth Portfolio, Asset Allocation Portfolio, Index 500 Portfolio, Capital Appreciation Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio, Index 400 Mid-Cap Portfolio, Core Equity Portfolio and Micro-Cap Growth Portfolio may each invest up to 5% of its total assets in one or more types of depositary receipts ("DRs") as a means of tracking the performance of a designated stock index while maintaining liquidity. The Portfolio may invest in S&P 500 Depositary Receipts ("SPDRs"), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts ("MidCap SPDRs"), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other DRs which track indexes, provided that such investments are consistent with the Portfolio's investment objective as determined by the Portfolio's investment adviser or sub-adviser. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.

         DRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of DRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by the Portfolio).

         Trading costs for DRs are somewhat higher than those for stock index futures contracts, but, because DRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Portfolio's assets to track the return of a particular stock index. DRs share in the same market risks as other equity investments.

SHORT SALES AGAINST THE BOX

         Each Portfolio may sell securities "short against the box"; provided that each Portfolio will not at the time of any short sales aggregate in total sales price more than 10% of its total assets. Whereas a short sale is the sale of a security the Portfolio does not own, a short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Portfolios have no present intention to sell securities short in this fashion.

INVESTMENTS IN RUSSIA

         International Stock Portfolio may invest in securities of Russian companies, which involves risks and special considerations not typically associated with investing in United States securities markets. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Portfolio may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

         The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russian presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

         The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors. The securities of Russian companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities. This may increase the difficulty of valuing the Portfolio's investments. No established secondary markets may exist for many of the securities in which the Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

         Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration transactions are subject to significant risks not normally associated with investments in the United States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is not a central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and its possible for the Portfolio to lose its registration through fraud, negligence and even mere oversight. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Portfolio's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Portfolio. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital of income will be capable of being remitted. If, for any reason, the Portfolio were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Portfolio would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income.

         Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Portfolio's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Portfolio has acquired title to any property or securities in which the Portfolio invests, or that the Portfolio is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Portfolio, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Portfolio and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

DEFENSIVE PURPOSES

         Each Portfolio may invest up to 20% of its respective net assets in cash or cash items. In addition, for temporary or defensive purposes, the Portfolio may invest in cash or cash items without limitation. The "cash items" in which the Portfolio may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Portfolio; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations.


                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following restrictions relating to the investment of the assets of the Portfolios.

         Each Portfolio is subject to certain "fundamental" investment restrictions which may not be changed without the affirmative vote of a majority of the outstanding voting securities of each Portfolio affected by the change. With respect to the submission of a change in an investment restriction to the holders of the Fund's outstanding voting securities, such matter shall be deemed to have been effectively acted upon with respect to a particular Portfolio if a majority of the outstanding voting securities of such Portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund. For this purpose and under the Investment Company Act of 1940, a majority of the outstanding voting shares of each Portfolio means the lesser of
(i) 67% of the voting shares represented at a meeting which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares. An investment restriction which is not fundamental may be changed by a vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

FUNDAMENTAL RESTRICTIONS

         1. The Portfolios will not borrow money or issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         2. The Portfolios will not concentrate their investments in a particular industry, except that:

               (a) with respect to Money Market Portfolio, this limitation does not apply to investments in domestic banks;

               (b) under normal market conditions, Mortgage Securities Portfolio will concentrate its investments in the mortgage and mortgage-finance industry. Mortgage Securities Portfolio will not concentrate its investments in any other particular industry;

               (c) under normal market conditions, Real Estate Securities Portfolio will concentrate its investments in the real estate or real estate related industry. Real Estate Portfolio will not concentrate its investments in any other particular industry;

               (d) Index 500 Portfolio may concentrate its investments in a particular industry if the S&P 500 Index is so concentrated; and

               (e) Index 400 Mid-Cap Portfolio may concentrate its investments in a particular industry if the S&P 400 Mid-Cap Index is so concentrated.

               For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Portfolio is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3. The Portfolios will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Portfolios from investing in securities or other instruments backed by real estate investments therein or in securities of companies that deal in real estate or mortgages.

         4. The Portfolios will not purchase physical commodities or contracts relating to physical commodities.

         5. The Portfolios may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         6. The Portfolios may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Portfolio securities.

NON-FUNDAMENTAL RESTRICTIONS

The Fund has adopted a number of non-fundamental policies which appear below.

         7. The Portfolios will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

         8. The Portfolios will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in regulations of the Commodity Futures Trading Commission) or
               (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Portfolio.

         9. The Portfolios may mortgage, pledge or hypothecate their assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.

         10. The Portfolios may not make short sales of securities, other than short sales "against the box."

         11. The Portfolios may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts.

         12. The Portfolios will not invest more than 15% (10% in the case of Money Market Portfolio) of their net assets in illiquid securities.

         13. The total market value of securities against which a Portfolio may write call or put options will not exceed 20% of the Portfolios' total assets. In addition, a Portfolio will not commit more than 5% of its total assets to premiums when purchasing put or call options.

         If a percentage restriction described above or in the Fund's Prospectus is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

ADDITIONAL RESTRICTIONS

         The Money Market Portfolio is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in addition to its other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Portfolio be limited to United States dollar-denominated investments that
(a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's.

         Rule 2a-7 also requires, among other things, that the Money Market Portfolio may not invest, other than in U.S. "Government Securities" (as defined in the 1940 Act), (a) more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1 and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer. The present practice is not to purchase any Second Tier Securities.


                               PORTFOLIO TURNOVER

         Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

         Each Portfolio has a different expected annual rate of portfolio turnover. A high rate of turnover in a Portfolio generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive favorable tax treatment. The portfolio turnover rates associated with each Portfolio will, of course, be affected by the level of purchases and redemptions of shares of each Portfolio. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if in the opinion of Advantus Capital or a Portfolio's sub-adviser such a sale is advisable.

         The Money Market Portfolio, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. Since the Portfolio's assets will be invested in securities with short maturities and the Portfolio will manage its assets as described above, the Portfolio's holdings of money market instruments will turn over several times a year. However, this does not generally increase the Portfolio's brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Portfolio invests since such securities will be purchased on a net basis.

         For each of the last three calendar years, the portfolio turnover rates for the various Portfolios were as follows:

                                                   Portfolio Turnover Rate
                                                   -----------------------
       Portfolio                            2002           2001            2000
       ---------                            ----           ----            ----
       Growth                               98.7%          119.9%          119.2%
       Bond                                140.8           197.8           206.8
       Money Market                          N/A             N/A             N/A
       Asset Allocation                    116.5           169.4           139.3
       Mortgage Securities                  82.4            81.9            48.9
       Index 500                             7.8             6.1            12.8
       Capital Appreciation                 43.0            90.3           193.1
       International Stock                  32.7            39.4            46.8
       Small Company Growth                 61.7            97.8           154.3
       Maturing Government Bond --
         2006 Portfolio                      5.9             6.4             3.4
         2010 Portfolio                     19.1            17.3             8.3
       Value Stock                         112.4           132.7           163.1
       Small Company Value                  38.8            22.6           122.0
       International Bond                  304.1           251.7           306.8
       Index 400 Mid-Cap                    20.0            29.8            78.3
       Core Equity                          32.3            52.6            44.5
       Micro-Cap Growth                     67.6            71.2           102.7
       Real Estate Securities               70.2           160.4           143.7



                        DIRECTORS AND EXECUTIVE OFFICERS

         Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

         The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 29 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of

1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                       Position with Fund
Name, Address(1)                       and Length of               Principal Occupation(s)
and Age                                Time Served                 During Past 5 Years

-------------------------------------------------------------------------------------------------------------------
Interested Directors
-------------------------------------------------------------------------------------------------------------------
William N. Westhoff                    Director since              Retired since July 2002, prior thereto
Age:  55                               July 23, 1998               President, Treasurer and Director, Advantus
                                                                   Capital Management, Inc.; Senior Vice
                                                                   President and Treasurer, Minnesota Life
                                                                   Insurance Company since April 1998; Senior
                                                                   Vice President, Global Investments, American
                                                                   Express Financial Corporation, Minneapolis,
                                                                   Minnesota, from August 1994 to October 1997

Frederick P. Feuerherm                 Vice President,             Vice President, Assistant Secretary and
Age:  56                               Director and                Director, Advantus Capital
                                       Treasurer since             Management, Inc.; Vice President,
                                       July 13, 1993               Minnesota Life Insurance Company; Vice
                                                                   President, Minnesota Mutual Companies, Inc.;
                                                                   Vice President, Securian Financial Group,
                                                                   Inc.; Vice President, Securian Holding
                                                                   Company; Vice President and Director, MIMLIC
                                                                   Funding, Inc. (entity holding legal title to
                                                                   bonds beneficially owned by certain clients of
                                                                   Advantus Capital); Vice President and
                                                                   Assistant Secretary, MCM Funding 1997-1, Inc.
                                                                   and MCM Funding 1998-1, Inc. (entities holding
                                                                   legal title to mortgages beneficially owned by
                                                                   certain clients of Advantus Capital); Treasurer,
                                                                   Ministers Life Resources, Inc.; Treasurer, The
                                                                   Ministers Life Insurance Company

-------------------------------------------------------------------------------------------------------------------
Independent Directors
-------------------------------------------------------------------------------------------------------------------

Ralph D. Ebbott                        Director since              Retired, Vice President and Treasurer
Age:  76                               October 22, 1985            of Minnesota Mining and
                                                                   Manufacturing Company
                                                                   (industrial and consumer products) through
                                                                   June 1989


William C. Melton                      Director since              Founder and President of Melton
Age:  55                               April 25, 2002              Research Inc. since 1997; member of the
                                                                   Advisory Board of Macroeconomic Advisors
                                                                   LLC since 1998; member, Minneapolis StarTribune
                                                                   Board of Economists since 1986; member, State
                                                                   of Minnesota Council of Economic Advisors from
                                                                   1988 to 1994; various senior positions at American
                                                                   Express Financial Advisors (formerly Investors
                                                                   Diversified Services and, thereafter, IDS/American Express)
                                                                   from 1982 through 1997, including Chief Economist and,
                                                                   thereafter, Chief International Economist

Ellen S. Berscheid                     Director since              Regents' Professor of Psychology at the
Age:  66                               October 22, 1985            University of Minnesota

-------------------------------------------------------------------------------------------------------------------
Other Executive Officers
-------------------------------------------------------------------------------------------------------------------

Dianne M. Orbison                      President since             President and Treasurer, Advantus Capital
Age: 50                                July 25, 2002               Management, Inc.; Vice President and Treasurer,
                                                                   Minnesota Life Insurance Company; Vice President and
                                                                   Treasurer, Minnesota Mutual Companies, Inc.; Vice President
                                                                   and Treasurer, Securian Financial Group, Inc.; Vice
                                                                   President and Treasurer, Securian Holding Company;
                                                                   President and Treasurer, MIMLIC Funding, Inc. (entity
                                                                   holding legal title to bonds beneficially owned by certain clients of Advantus Capital); President and Treasurer, MCM
                                                                   Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital)

Michael J. Radmer                      Secretary since             Partner with the law firm of
Dorsey & Whitney LLP                   April 16, 1998              Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age:  58

(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

         The Fund has both an Audit Committee and a Nominations Committee of the Board of Directors, the members of which are all directors who are not "interested persons" of the Fund. Ms. Berscheid and Messrs. Melton and Ebbott comprise the members of both committees. The Board of Directors also has a Dividend Declaration Committee, the sole member of which is Mr. Feuerherm. The function of the Audit Committee is to recommend the engagement of the Fund's independent auditor and oversee its activities. The Audit Committee also receives reports from the Internal Audit Department of Minnesota Life and from the Director of Compliance for Advantus Capital about compliance matters affecting the Fund. The Audit Committee met two (2) times during the last fiscal year. The Nominations Committee selects and recommends to the Board of Directors individuals for nomination as Independent Directors. The names of potential Independent Director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital. Inasmuch as the Fund does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Nominations Committee does not at present consider nominees recommended by shareholders. The Nominations Committee met one (1) time during the last fiscal year. The function of the Dividend Declaration Committee is to oversee the distribution of the Fund's dividends and capital gains distributions. The Dividend Declaration Committee met four (4) times during the last fiscal year.

         The Directors owned shares in the Fund, and in all Advantus Funds for which they serve on the Board of Directors, in the following dollar ranges as of December 31, 2002:

                                                                         Aggregate Dollar Range
                                        Dollar Range of                of Equity Securities in all
                                       Equity Securities                     Advantus Funds
Name of Director                         in the Fund*                     Overseen by Director
----------------                         ------------                     --------------------
William N. Westhoff                      Over $100,000                        Over $100,000
Frederick P. Feuerherm                   $1 - $10,000                         $1 - $10,000
Ralph D. Ebbott                              None                                 None
William C. Melton                            None                                 None
Ellen S. Berscheid                       $1 - $10,000                         $1 - $10,000

* The Fund's shares are sold only to separate accounts of Minnesota Life and certain other life insurance companies. Certain of the Directors own Contracts issued by those companies which entitle the Directors to give voting instructions with respect to shares of the Fund attributable to such Contracts.

         Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Fund to any of its officers or directors who is affiliated with Advantus Capital. Each director of the Fund who is not affiliated with Advantus Capital is also a director of eleven other investment companies of which Advantus Capital is the investment adviser (the "Fund Complex"). As of the date hereof, such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $8,000 per year plus $2,000 per board meeting and committee meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by the Fund is a pro rata portion based on the ratio that the Fund's total net assets bears to the total net assets of the Fund Complex. During the fiscal year ended December 31, 2002, each Director not affiliated with Advantus Capital was compensated by the Fund in accordance with the following table:


                                                       Pension or                                       Total
                                                       Retirement                                   Compensation
                                  Aggregate             Benefits               Estimated            From Fund and
                                Compensation           Accrued as               Annual              Fund Complex
                                    from              Part of Fund           Benefits Upon             Paid to
Name of Director                  the Fund              Expenses              Retirement              Directors
----------------                  --------              --------              ----------              ---------
William C. Melton*                 $12,562                 n/a                    n/a                  $16,000
Ellen S. Berscheid                 $20,937                 n/a                    n/a                  $22,000
Ralph D. Ebbott                    $20,937                 n/a                    n/a                  $22,000
William N. Westhoff**              $ 4,187                 n/a                    n/a                  $ 4,000
Charles Arner                      $ 8,375                 n/a                    n/a                  $12,000


*Mr. Melton was elected a Director on April 25, 2002, and, therefore, received compensation for only a portion of the year ended December 31, 2002.

**Prior to July 26, 2002, William N. Westhoff was president of and therefore affiliated with Advantus Capital, but since his retirement from Advantus Capital as of that date he has received compensation as a Director of the Fund as described above.

                               DIRECTOR LIABILITY

         Under Minnesota law, the Board of Directors of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.


                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL


         Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of the Fund and Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, International Stock Portfolio, Small Company Growth Portfolio, Maturing Government Bond Portfolios, Small Company Value Portfolio, International Bond Portfolio, Index 400 Mid-Cap Portfolio, Micro-Cap Growth Portfolio and Real Estate Securities Portfolio since May 1, 1997. Securian Financial Services, Inc. ("Securian Financial") acts as the Fund's underwriter. Both Advantus Capital and Securian Financial act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Securian Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

         The Fund and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission which permits Advantus Capital to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits Advantus Capital, subject to certain conditions, to select new investment sub-advisers with the approval of the Fund's Board of Directors, but without obtaining shareholder approval. The order also permits Advantus Capital to change the terms of agreements with the investment sub-advisers or continue the employment of an investment sub-adviser after an event which would otherwise cause the automatic termination of services. Shareholders would be notified of any investment sub-adviser changes. Shareholders have the right to terminate arrangements with an investment sub-adviser by vote of a majority of the outstanding shares of a Portfolio. In the case of a Portfolio which employs more than one investment sub-adviser, the order also permits the Fund to disclose such investment sub-advisers' fees only in the aggregate in its registration statement. Advantus Capital has the ultimate responsibility for the investment performance of each Portfolio employing investment sub-advisers due to its responsibility to oversee the investment sub-advisers and recommend their hiring, termination and replacement.


         Waddell & Reed Investment Management Co. ("WRIMCO") is the investment adviser of the Growth Portfolio, Asset Allocation Portfolio, Capital Appreciation Portfolio, Value Stock Portfolio and Core Equity Portfolio. As discussed in the Prospectus, Advantus Capital has agreed to sell to WRIMCO its assets related to the actively managed equity Portfolios of the Fund (with the exception of Real Estate Securities Portfolio) and has recommended to the Fund's Board of Directors that these Portfolios be merged into corresponding Portfolios of the W&R Target Funds, Inc. Because Advantus Capital no longer has the resources to actively manage non-real estate equity funds, the Board of Directors approved an interim investment advisory agreement, effective May 1, 2003, under which WRIMCO will serve as the investment adviser to the Portfolios listed above until the mergers. WRIMCO and its predecessor have served as the investment manager to the W&R Target Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc., W&R Funds, Inc. and each of the registered investment companies in the Waddell & Reed Advisors Funds since 1940 or each company's inception date, whichever is later. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.




         Credit Suisse Asset Management, LLC ("CSAM") serves as investment sub-adviser to the Fund's Small Company Growth Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Templeton Investment Counsel, LLC serves as investment sub-adviser to the Fund's International Stock Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Julius Baer Investment Management Inc. ("Julius Baer") serves as investment sub-adviser to the Fund's International Bond Portfolio, pursuant to an investment sub-advisory agreement with Advantus Capital. Wall Street Associates serves as investment sub-adviser to the Fund's Micro-Cap Growth Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. State Street Research & Management Company ("State Street Research") serves as investment sub-adviser to the Fund's Small Company Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital.


CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND SECURIAN FINANCIAL

         Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life Insurance Company ("Minnesota Life"). Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company". All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Advantus Capital and Securian Financial are also wholly-owned subsidiaries of Securian Financial Group, Inc.

         Dianne M. Orbison, President of the Fund, is President, Treasurer and Director of Advantus Capital. Frederick P. Feuerherm, Vice President, Treasurer and a Director of the Fund, is a Vice President, Assistant Secretary and Director of Advantus Capital. William N. Westhoff, a Director of the Fund, was President, Treasurer and Director of Advantus Capital prior to July 26, 2002.


CONTROL AND MANAGEMENT OF WRIMCO



         WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


THE FUND'S INVESTMENT ADVISORY AGREEMENT WITH ADVANTUS CAPITAL


         Advantus Capital acts as investment adviser and manager of the Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, International Stock Portfolio, Small Company Growth Portfolio, Maturing Government Bond Portfolios, Small Company Value Portfolio, International Bond Portfolio, Index 400 Mid-Cap Portfolio, Micro-Cap Growth Portfolio and Real Estate Securities Portfolio under an Investment Advisory Agreement dated May 1, 2000 (the "Investment Advisory Agreement"), which became effective the same date, and was approved by shareholders on April 17, 2000. The Investment Advisory Agreement was last approved by the Board of Directors of the Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 30, 2003. Prior to May 1, 1997, the Fund obtained advisory services from MIMLIC Asset Management Company ("MIMLIC Management"), formerly the parent company of Advantus Capital. Advantus Capital commenced its business in June 1994, and provides investment advisory services to eleven other Advantus funds and various private accounts.


         The Investment Advisory Agreement, will terminate automatically in the event of assignment. In addition, the Investment Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, the Investment Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Investment Advisory Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.


         If the shareholders of a class of capital stock of any Portfolio subject to the Investment Advisory Agreement fail to approve any continuance of the Investment Advisory Agreement, Advantus Capital will continue to act as investment adviser with respect to such Portfolio pending the required approval of its continuance, or a new contract with Advantus Capital or a different investment adviser or other definitive action; provided that the compensation received by Advantus Capital in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Investment Advisory Agreement in respect of such Portfolio, whichever is less.


         The Investment Advisory Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the directors of the Fund who are not interested persons of any party to the Investment Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Fund.


THE FUND'S INVESTMENT ADVISORY AGREEMENT WITH WRIMCO

         As discussed in the Prospectus, Advantus Capital has agreed to sell to WRIMCO its assets related to the actively managed equity Portfolios of the Fund (with the exception of Real Estate Securities Portfolio) and has recommended to the Board of Directors that these Portfolios be merged into corresponding portfolios of the W&R Target Funds, Inc. Because the Advantus Capital no longer has the resources to actively manage non-real estate equity funds, the Board of Directors determined that it would be in shareholders' best interests to appoint a new investment adviser to manage certain of the equity Portfolios on an interim basis prior to the mergers. The Board of Directors approved an interim investment advisory agreement (the "Interim Agreement"), effective May 1, 2003, under which WRIMCO will serve as the investment adviser to the Asset Allocation Portfolio, Capital Appreciation Portfolio, Growth Portfolio, Core Equity Portfolio and Value Stock Portfolio, effective May 1, 2003. The terms of the Interim Agreement are substantially identical to those of the Investment Advisory Agreement between the Fund and Advantus Capital, except for the dates of execution and termination and other non-material changes, and except that advisory fees payable to WRIMCO will be deposited in escrow until shareholders of the Portfolios approve the Interim Agreement.



         Normally, a mutual fund's investment advisory agreements must be approved by the fund's shareholders in advance of the effective date of such agreements. However, pursuant to Rule 15a-4 under the 1940 Act, an investment adviser may serve as adviser to a mutual fund under an interim contract with a term of no more than 150 days, so long as prior to the expiration of such term, shareholders approve a new agreement with the investment adviser. Under Rule 15a-4, the interim contract must be identical in all material respects to the agreement that was previously approved by shareholders (except for the effective date and termination date). In addition, under Rule 15a-4, during the term of the interim agreement, advisory fees otherwise payable under the interim agreement are required to be deposited into an interest-bearing escrow account. If shareholders approve a new advisory agreement, such fees (plus interest) may be paid to the adviser. If, on the other hand, shareholders do not approve a new advisory agreement, the adviser will be reimbursed only for the lesser of its costs of providing services during the term of the interim agreement (plus interest) or amounts held in escrow. Accordingly and in accordance with Rule 15a-4, the fees otherwise payable to WRIMCO under the Interim Agreement are being held in escrow pending shareholder approval of the Interim Agreement. Fees payable to WRIMCO under the Interim Agreement are identical to fees previously payable to Advantus Capital by the applicable Portfolios under the Investment Advisory Agreement.



THE FUND'S INVESTMENT ADVISORY FEES



         Pursuant to the investment advisory agreements, each Portfolio pays its Investment Adviser an advisory fee equal on an annual basis to a percentage of the Portfolio's average daily net assets as set forth in the following table:


                                                                        Advisory Fee
                                                                    (as a percentage of
         Portfolio                                                average daily net assets)
         ---------                                                -------------------------

         Growth Portfolio                                     0.45% of assets to $1 billion; and
                                                              0.40% of assets exceeding $1 billion

         Bond Portfolio                                       0.30% of assets to $500 million;
                                                              0.25% of assets exceeding $500
                                                              million to $1 billion; and
                                                              0.20% of assets exceeding $1 billion

         Money Market Portfolio                               0.25% of assets to $1 billion; and
                                                              0.20% of assets exceeding $1 billion

         Asset Allocation Portfolio                           0.35% of assets to $1 billion; and
                                                              0.30% of assets exceeding $1 billion

         Mortgage Securities Portfolio                        0.30% of assets to $1 billion; and
                                                              0.25% of assets exceeding $1 billion

         Index 500 Portfolio                                  0.15% of assets to $250 million;
                                                              0.10% of assets exceeding $250
                                                              million to $1 billion; and
                                                              0.075% of assets exceeding $1 billion

         Capital Appreciation Portfolio                       0.50% of assets to $1 billion; and
                                                              0.45% of assets exceeding $1 billion

         International Stock Portfolio                        0.60% of assets to $250 million;
                                                              0.55% of assets exceeding $250
                                                              million to $500 million;
                                                              0.50% of assets exceeding $500
                                                              million to $1 billion; and
                                                              0.45% of assets exceeding $1 billion

         Small Company Growth                                 0.65% of assets to $1 billion; and
           Portfolio                                          0.60% of assets exceeding $1 billion


         Maturing Government Bond Portfolios                  0.25%

         Value Stock Portfolio                                0.50% of assets to $500 million;
                                                              0.45% of assets exceeding $500
                                                              million to $1 billion; and
                                                              0.40% of assets exceeding $1 billion

         Small Company Value Portfolio                        0.70% of assets to $1 billion; and
                                                              0.65% of assets exceeding $1 billion

         International Bond Portfolio                         0.60% of assets to $1 billion; and
                                                              0.55% of assets exceeding $1 billion

         Index 400 Mid-Cap Portfolio                          0.15% of assets to $250 million;
                                                              0.10% of assets exceeding $250
                                                              million to $1 billion; and
                                                              0.075% of assets exceeding $1 billion

         Core Equity Portfolio                                0.50%

         Micro-Cap Growth Portfolio                           0.95%

         Real Estate Securities Portfolio                     0.60% of assets to $1 billion; and
                                                              0.55% of assets exceeding $1 billion


         The fees paid by the Portfolios during the fiscal years ended December 31, 2002, 2001 and 2000 (before absorption of certain expenses, described below) were as follows:



                                                                            Advisory Fees Paid
                                                                            ------------------
         Portfolio                                            2002                 2001               2000
         ---------                                            ----                 ----               ----
         Growth Portfolio                                 $1,090,867           $1,516,012         $2,667,290
         Bond Portfolio                                      763,666              669,529            651,344
         Money Market Portfolio                              387,449              376,713            519,410
         Asset Allocation Portfolio                        1,488,198            1,872,775          2,944,888
         Mortgage Securities Portfolio                       709,265              563,046            511,475
         Index 500 Portfolio                                 584,983              663,033          1,359,130
         Capital Appreciation Portfolio                      965,815            1,489,610          2,563,696
         International Stock Portfolio                     1,539,322            1,767,777          2,167,527
         Small Company Growth Portfolio                      975,136            1,232,895          1,880,499
         Maturing Government Bond -
           2006 Portfolio                                     23,609               19,698             15,207
           2010 Portfolio                                     17,470               15,039             12,342
         Value Stock Portfolio                               645,492              755,893          1,001,481
         Small Company Value Portfolio                       367,199              223,959            117,606

         International Bond Portfolio                             274,308         232,026            200,417
         Index 400 Mid-Cap Portfolio                               64,008          56,402             66,748
         Core Equity Portfolio                                    115,952         140,265            149,882
         Micro-Cap Growth Portfolio                               310,437         423,736            571,445
         Real Estate Securities Portfolio                         155,406          72,531             46,927




         Under the investment advisory agreements, the Investment Advisers furnish the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Fund pays all its costs and expenses which are not assumed by the Investment Advisers. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of the Investment Advisers or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Securian Financial shall bear all advertising and promotional expenses in connection with the distribution of the Fund's shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders and the costs of sales literature. Advantus Capital also bears all costs under its agreement with Wilshire Associates for the use by Advantus Capital, in connection with the Index 500 Portfolio, of Wilshire Associates' proprietary index fund statistical sampling technique.



         Advantus Capital is currently voluntarily absorbing all fees and expenses that exceed 1.10% of average daily net assets for the Small Company Value Portfolio, 1.07% of average daily net assets for the Core Equity Portfolio, and 1.34% of average daily net assets for the Micro-Cap Growth Portfolio. Although WRIMCO is the Investment Adviser for Core Equity Portfolio, Advantus Capital intends to reimburse that Portfolio for fees and expenses in order to maintain expenses at current levels. For each of the last three calendar years, the expenses voluntarily absorbed by Advantus Capital (or Minnesota Life prior to May 1, 2000) for the various Portfolios were as follows:



                                                                         Expenses Voluntarily Absorbed
                                                                         -----------------------------
         Portfolio                                                2002                 2001                 2000
         ---------                                                ----                 ----                 ----
         Growth Portfolio                                      $   -0-             $    -0-             $    -0-
         Bond Portfolio                                            -0-                  -0-                  -0-
         Money Market Portfolio                                    -0-                  -0-                  -0-
         Asset Allocation Portfolio                                -0-                  -0-                  -0-
         Mortgage Securities Portfolio                             -0-                  -0-                  -0-
         Index 500 Portfolio                                       -0-                  -0-                  -0-
         Capital Appreciation Portfolio                            -0-                  -0-                  -0-
         International Stock Portfolio                             -0-                  -0-                  -0-
         Small Company Growth Portfolio                            -0-                  -0-                  -0-
         Maturing Government Bond -


           2006 Portfolio                                      35,104                 59,498             61,355
           2010 Portfolio                                      44,356                 61,422             62,524
         Value Stock Portfolio                                    -0-                    -0-                -0-
         Small Company Value Portfolio                         40,674                 39,093             87,809
         International Bond Portfolio                             -0-                    -0-                -0-
         Index 400 Mid-Cap Portfolio                              -0-                 45,365             74,402
         Core Equity Portfolio                                 50,401                 60,312             84,884
         Micro-Cap Growth Portfolio                            36,055                 24,088             26,838
         Real Estate Securities Portfolio                      47,820                 71,008             77,007


         There is no specified or minimum period of time during which Advantus Capital has agreed to continue its voluntary absorption of these expenses, and Advantus Capital may in its discretion cease its absorption of expenses at any time. Should Advantus Capital cease absorbing expenses the effect would be to increase substantially Fund expenses and thereby reduce investment return.

         Each Portfolio will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, brokerage, interest, taxes and the charges of the custodian. The Fund will pay all other expenses not attributable to a specific Portfolio, but those expenses will be allocated among the Portfolios on the basis of the size of their respective net assets unless otherwise allocated by the Board of Directors of the Fund.

SUB-ADVISER - CSAM

         Credit Suisse Asset Management, LLC ("CSAM") has been retained under separate investment sub-advisory agreements to provide investment advice and, in general, to conduct the management and investment program of the Small Company Growth Portfolio, subject to the general control of the Board of Directors of the Fund. CSAM is a registered investment adviser under the Investment Advisers Act of 1940.

         CSAM is an indirect wholly-owned subsidiary of Credit Suisse Group and an institutional and mutual fund asset management arm of Credit Suisse First Boston, part of the Credit Suisse Group. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2002, CSAM and its global affiliates managed approximately $284.3 billion in assets, $55.8 billion of which was managed in the U.S. CSAM's principal business address is 466 Lexington Avenue, New York, New York 10017.

SMALL COMPANY GROWTH PORTFOLIO INVESTMENT SUB-ADVISORY AGREEMENT - CSAM

         CSAM acts as investment sub-adviser to the Fund's Small Company Growth Portfolio under an Investment Sub-Advisory Agreement (the "CSAM Small Company Growth Agreement") with Advantus Capital dated March 7, 2000, which became effective the same date. Amendments to the CSAM Small Company Growth Agreement, adjusting the level of sub-advisory fees payable by Advantus Capital to CSAM under such Agreement, were approved by the Board of Directors of the Fund on October 25, 2001, July 25, 2002 and January 30, 2003. The CSAM Small Company Growth Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the CSAM Small Company Growth Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or, and by CSAM on 60 days' written notice to Advantus Capital. Unless sooner terminated, the CSAM Small Company Growth Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the CSAM Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         In payment for the investment sub-advisory services to be rendered by CSAM to the Small Company Growth Portfolio, the Adviser pays to CSAM, a fee computed at an annual rate which is a percentage of the average daily net assets of the Portfolio. The fee is accrued daily and based on the net asset value of all of the issued and outstanding shares of the Portfolio as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears at the end of each calendar quarter.
The amount of such annual fee, as applied to the total assets of the Portfolio, is equal to 0.54%.


SUB-ADVISER - TEMPLETON COUNSEL

         Templeton Investment Counsel, LLC (hereinafter "Templeton Counsel"), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of International Stock Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton Worldwide, Inc., Ft. Lauderdale, Florida, which in turn is a wholly-owned subsidiary of Franklin Resources, Inc.

         Franklin Resources, Inc. is a global investment organization operating as Franklin Templeton Investments. Franklin Templeton provides global and domestic investment management services through its Franklin, Templeton, Mutual Advisors and Fiduciary Trust subsidiaries with approximately 10 million shareholder accounts. With 51 offices in 28 countries, the company has over 50 years of investment experience and over $256 billion in assets under management as of January 31, 2003. Franklin Resources, Inc. is headquartered at One Franklin Parkway, P.O. Box 7777, San Mateo, California 94403-7777, and its common stock is listed on the New York Stock Exchange under the ticker symbol BEN.

INTERNATIONAL STOCK PORTFOLIO INVESTMENT SUB-ADVISORY AGREEMENT - TEMPLETON COUNSEL

         Templeton Counsel acts as an investment sub-adviser to the Fund's International Stock Portfolio under an Investment Sub-Advisory Agreement (the "Templeton Agreement") with Advantus Capital dated May 1, 1997, which became effective the same date, and was approved by shareholders of International Stock Portfolio on April 24, 1997. The Templeton Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Templeton Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by a vote of the majority of the International Stock Portfolio's outstanding voting securities on 60 days' written notice to Templeton Counsel and by Templeton Counsel on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Templeton Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of International Stock Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Templeton Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         From the advisory fee received from International Stock Portfolio, Advantus Capital pays Templeton Counsel a sub-advisory fee equal to .70% on the first $10 million of International Stock Portfolio's average daily net assets, ..65% on the next $15 million, .55% on the next $25 million, .50% on the next $50 million, and .40% on the next $100 million and thereafter. For the purpose of establishing the appropriate breakpoints at which the Portfolio's sub-advisory fee shall be calculated, the Portfolio will benefit from the aggregation of the monthly market value of any non-mutual fund account of Minnesota Life or any affiliate thereof, advised or sub-advised by Templeton Counsel or any advisory affiliate by Advantus and sub-advised by Templeton Counsel or any advisory affiliate. For fee-stacking purposes, the asset classes so managed with the highest fee schedules shall be counted first as assets of this Portfolio in order to determine this Portfolio's appropriate starting breakpoint when the following conditions are satisfied: (i) Franklin Advisors, Inc., and affiliate of Templeton Counsel, provides other sub-advisory services to Advantus Capital, covering small company domestic equities in an amount in excess of $100 million; and (ii) Minnesota Life, offers as investment options in its registered variable insurance contracts the Templeton Developing Markets Securities Fund and any other two funds in the Franklin Templeton Variable Insurance Products Trust.

SUB-ADVISER - JBIM

         Julius Baer Investment Management Inc. ("JBIM"), with principal offices at 330 Madison Avenue, New York, New York 10017, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program for the International Bond Portfolio's foreign securities, subject to the general control of the Board of Directors of the Fund. JBIM is a majority owned subsidiary of Julius Baer Securities, Inc., a registered broker-dealer and investment adviser, which in turn is a wholly-owned subsidiary of Baer Holding Ltd. Julius Baer Securities, Inc. owns 93% of the outstanding stock of JBIM and 7% is owned by three employees of JBIM. JBIM has been registered as an investment adviser since April 1983. Directly and through Julius Baer Securities, Inc., JBIM provides investment management services to a wide variety of individual and institutional clients, including registered investment companies.

INTERNATIONAL BOND PORTFOLIO INVESTMENT SUB-ADVISORY AGREEMENT - JBIM

         JBIM acts as investment sub-adviser to the Fund's International Bond Portfolio under an Investment Sub-Advisory Agreement (the "JBIM Agreement") with Advantus Capital dated May 1, 2003, which became effective the same date.

         The JBIM Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the JBIM Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the International Bond Portfolio's outstanding voting securities on 60 days' written notice to JBIM and by JBIM on 60 days' written notice to Advantus Capital. Unless sooner terminated, the JBIM Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Bond Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the JBIM Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         From the advisory fee received from International Bond Portfolio, Advantus Capital pays JBIM a sub-advisory fee equal to .30% of International Bond Portfolio's average daily net assets.

SUB-ADVISER - WSA

         Wall Street Associates ("WSA"), a California corporation with principal offices at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Micro-Cap Growth Portfolio, subject to the general control of the Board of Directors of the Fund. WSA, founded in 1987, provides investment advisory services for institutional clients and high net worth individuals.

MICRO-CAP GROWTH PORTFOLIO INVESTMENT SUB-ADVISORY AGREEMENT - WSA

         WSA acts as investment sub-adviser to the Fund's Micro-Cap Growth Portfolio under an Investment Sub-Advisory Agreement (the "WSA Agreement") with Advantus Capital dated May 1, 1997 and became effective after it was approved by shareholders on September 15, 1997.

         The WSA Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the WSA Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Micro-Cap Growth Portfolio's outstanding voting securities on 60 days' written notice to WSA and by WSA on 60 days' written notice to Advantus Capital. Unless sooner terminated, the WSA Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Micro-Cap Growth Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the WSA Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         In payment for the investment sub-advisory services to be rendered by WSA to the Micro-Cap Growth Portfolio, the Adviser pays to WSA, a fee computed at an annual rate which is a percentage of the average daily net assets of the Portfolio. The fee is accrued daily and based on the net asset value of all of the issued and outstanding shares of the Portfolio as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears on the last day of each calendar month. From the advisory fee received from Micro-Cap Growth Portfolio, Advantus Capital pays WSA a sub-advisory fee equal to .85% of Micro-Cap Growth Portfolio's average daily net assets.

SUB-ADVISER - STATE STREET RESEARCH

         State Street Research & Management Company ("State Street Research") has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management and investment program of the Small Company Value Portfolio, subject to the general control of the Board of Directors of the Fund. State Street Research is a registered investment adviser under the Investment Advisers Act of 1940.

         State Street Research, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as the investment sub-adviser to the Portfolio. State Street Research was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. State Street Research's portfolio management group has extensive investment industry experience managing equity and debt securities. State Street Research is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

SMALL COMPANY VALUE PORTFOLIO INVESTMENT SUB-ADVISORY AGREEMENT-STATE STREET RESEARCH

         State Street Research acts as investment sub-adviser to the Fund's Small Company Value Portfolio under an Investment Sub-Advisory Agreement (the "State Street Research Agreement") with Advantus Capital dated March 7, 2000, which became effective the same date. An amendment to the State Street Research Agreement, adjusting the level of sub-advisory fees payable by Advantus Capital to State Street Research under such Agreement, was approved by the Board of Directors of the Fund on October 25, 2001. The State Street Research Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the State Street Research Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital on 60 days' written notice to State Street Research, and by State Street Research on 60 days' written notice to Advantus Capital. Unless sooner terminated, the State Street Research Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the State Street Research Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         In payment for the investment sub-advisory services to be rendered by State Street Research to the Small Company Value Portfolio, the Adviser pays to State Street Research a fee computed at an annual rate which is a percentage of the average daily net assets of the Portfolio. The fee is accrued daily and shall be based on the net asset value of all of the issued and outstanding shares of the Portfolio as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears on the last day of each calendar month.

         The amount of such annual fee, as applied to the average daily net assets of the Portfolio is: on the first $100 million, 0.65%; on all assets in excess of $100 million, 0.60%. For the purpose of the fee calculation and the indicated breakpoints, the term "assets" shall include all 'small company value' assets sub-advised by State Street Research for Advantus Capital, in addition to the assets of the Portfolio. The aggregation of those assets for purposes of the breakpoints, shall be calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th, and December 31st of each calendar year (or portion thereof) that the State Street Small Company Value Agreement is effective.





ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

         At a meeting held on January 30, 2003, the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined under the Investment Company Act of 1940) of the Fund (the "Independent Directors"), approved the continuation of the Fund's investment advisory agreement with Advantus Capital for an additional one-year period. In connection with such approval, the Directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of Advantus Capital's services provided to the Fund and Advantus Capital's experience and qualifications. In addition to quarterly evaluations of the investment performance of each of the Fund's Portfolios relative to broad-based index and industry benchmarks and at least annual in person meetings with and presentations by each portfolio manager or managers for the Fund's Portfolios (including personnel from Advantus Capital and each sub-adviser), the Directors on January 30, 2003 reviewed and considered:

     o analyses prepared and compiled by Advantus Capital (i) setting forth the Fund's advisory fee for each Portfolio (as a percentage of assets) on a contractual and after-waiver basis (ii) comparing each Portfolio's contractual advisory fees with standard fee schedules for private (non-mutual fund) accounts managed by Advantus Capital and with the contractual fee schedules of other funds represented by Advantus Capital to be of comparable size and complexity (with a description of the bases upon which funds were selected for comparison), (iii) comparing each Portfolio's total returns with the Portfolio's benchmark index or indices and with such comparable funds (again, with a description of the bases upon which funds were selected for comparison);

     o descriptions of brokerage allocation practices (including any soft dollar arrangements) and assurances that such practices and arrangements are accurately described in the Fund's registration statement;

     o assurances that Advantus Capital and its personnel are in compliance with the Fund's codes of ethics, policies and procedures and exemptive orders and with applicable laws and regulations; and

     o a report on Advantus Capital's profitability related to providing advisory services to the Fund and each of its Portfolios after taking into account (i) advisory fees and any other benefits realized by Advantus Capital or any of its affiliates as a result of Advantus Capital's role as adviser to the Fund, and (ii) the direct and indirect expenses incurred by Advantus Capital in providing such advisory services to the Fund.

         After discussion, the Board of Directors concluded that Advantus Capital has the capabilities, resources and personnel necessary to manage the Fund and each of its Portfolios. The Board of Directors also concluded that, based on the services that Advantus Capital would provide to the Fund under the Fund's investment advisory agreement and the expenses incurred by Advantus Capital in the performance of such services, the compensation to be paid to Advantus Capital is fair and equitable with respect to the Fund and each of its Portfolios. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it is in the best interests of the Fund to continue its investment advisory agreement with Advantus Capital for an additional one-year period.

         At the January 30, 2003 meeting, the Fund's Board of Directors, including a majority of the Independent Directors, also approved the continuation of the sub-advisory agreements between Advantus Capital and each of the following sub-advisers (with respect to the Portfolio set forth opposite the sub-adviser's name in the table below), each for an additional one-year period:


         Sub-Adviser                                                     Portfolio
         -----------                                                     ---------

         Templeton Investment Counsel, LLC                               International Stock
         Credit Suisse Asset Management, LLC                             Small Company Growth
         State Street Research & Management Company                      Small Company Value
         Julius Baer Investment Management Inc.                          International Bond
         Wall Street Associates                                          Micro-Cap Growth

         In approving the continuation of the sub-advisory agreements, the Board of Directors considered the quality of the services being rendered by each sub-adviser, its investment management style, the experience and qualifications of each sub-adviser's personnel and the sub-adviser's fee structure. The Board of Directors also reviewed written reports provided by each sub-adviser, which contained, among other items:

     o descriptions of brokerage allocation practices (including soft dollar arrangements, if any) and assurances that such practices and arrangements are accurately described in the Fund's registration statement; and

     o assurances that the sub-adviser and its personnel are in compliance with the sub-adviser's code of ethics and with the laws and regulations that apply to its relationship as sub-adviser to the applicable Portfolio.

         Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of each of the foregoing Portfolios engaging a sub-adviser to continue its sub-advisory agreement for an additional one-year period.


APPROVAL OF THE INTERIM AGREEMENT

         At a meeting held on April 23, 2003, the Board of Directors of the Fund, including a majority of the Independent Directors, approved the Interim Agreement. Prior to such meeting, Advantus Capital had informed the Board that, as a result of entering into the Strategic Alliance Agreement and related Purchase Agreement discussed in the Prospectus, it would no longer have the resources to actively manage non-real estate equity funds after May 1, 2003. Advantus Capital therefore recommended to the Board that it appoint WRIMCO to act as the investment adviser for Asset Allocation Portfolio, Capital Appreciation Portfolio, Growth Portfolio, Core Equity Portfolio and Value Stock Portfolio for the period from May 1, 2003 until the time of the proposed mergers of those Portfolios into portfolios of the W&R Target Funds, Inc. (as discussed in the Prospectus). Advantus Capital and WRIMCO provided to the Board of Directors such information as the Directors, upon the advice of counsel, determined to be relevant, including, among other things

         o general information concerning WRIMCO and its affiliates and their operations,

         o information concerning the ethical profile and compliance history of WRIMCO and its affiliates,

         o information regarding WRIMCO's investment management process, style and performance, including performance information regarding similar funds currently managed by WRIMCO, and

         o        profitability information.

         At meetings held on March 6, March 21, April 8, April 17 and April 23, 2003, the Directors reviewed, analyzed and asked questions concerning such information. During certain of these meetings, and during a due diligence trip to WRIMCO's headquarters on March 25, 2003, Directors also met, either telephonically or in person, with senior officers of WRIMCO and its affiliates and with proposed portfolio managers for the Portfolios. The Board also considered that the terms of the Interim Agreement do not differ materially from those of the Investment Advisory Agreement with Advantus Capital and that investment advisory fees paid by the Portfolios will remain unchanged.

         Based on its review, the Board of Directors concluded, among other things, that the scope and quality of services to be provided under the Interim Agreement will be at least equivalent to the scope and quality of the services provided under the Investment Advisory Agreement, and the Board approved the Interim Agreement.


ADMINISTRATIVE SERVICES

         The Fund has entered into an agreement with Minnesota Life under which Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services to the Fund. Minnesota Life currently provides such services at a monthly cost of $2,100 per Portfolio. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company (see below). However, under the Fund's agreement with Minnesota Life, Minnesota Life continues to oversee State Street's performance of these services. During each of the last three calendar years the amounts paid by each Portfolio to Minnesota Life for these services were as follows:


         Portfolio                                            2002                 2001                 2000
         ---------                                            ----                 ----                 ----
         Growth Portfolio                                    $51,600               $51,600              $51,200
         Bond Portfolio                                       51,600                51,600               51,200
         Money Market Portfolio                               51,600                51,600               51,200
         Asset Allocation Portfolio                           51,600                51,600               51,200
         Mortgage Securities Portfolio                        51,600                51,600               51,200
         Index 500 Portfolio                                  51,600                51,600               51,200
         Capital Appreciation Portfolio                       51,600                51,600               51,200
         International Stock Portfolio                        37,200                37,200               36,900
         Small Company Growth Portfolio                       51,600                51,600               51,200

         International Bond Portfolio                           37,200                37,200           36,900
         Index 400 Mid-Cap Portfolio                            51,600                51,600           51,200
         Core Equity Portfolio                                  37,200                37,200           36,900
         Micro-Cap Growth Portfolio                             51,600                51,600           51,200
         Real Estate Securities Portfolio                       51,600                51,600           51,200


         The Fund has also entered into separate agreements with State Street Bank and Trust Company ("State Street") pursuant to which State Street provides daily accounting and investment administration services for the Fund's Portfolios. Each Portfolio pays State Street an accounting and administration fee, equal on an annual basis to a percentage of such Portfolio's net assets, and other fixed-dollar costs in exchange for State Street's services. Prior to April 1, 2003, the Fund was party to an agreement with SEI Investments Mutual Fund Services ("SEI") pursuant to which SEI provided daily accounting services for the International Stock, International Bond and Core Equity Portfolios. Under the agreement with SEI, the cost to each Portfolio for SEI's services was an annual fee equal to the greater of $45,000 or .06% of the Portfolio's first $150 million of net assets, .05% of the next $850 million of net assets, and ..04% of net assets in excess of $1 billion. During the last three calendar years, the amounts paid by each Portfolio to SEI and State Street for these services were as follows:



         Portfolio                                2002         2001            2000
         ---------                                ----         ----            ----

         Growth Portfolio                          n/a           n/a            n/a
         Bond Portfolio                            n/a           n/a            n/a
         Money Market Portfolio                    n/a           n/a            n/a
         Asset Allocation Portfolio                n/a           n/a            n/a
         Mortgage Securities Portfolio             n/a           n/a            n/a
         Index 500 Portfolio                       n/a           n/a            n/a
         Capital Appreciation Portfolio            n/a           n/a            n/a
         International Stock Portfolio        $146,004      $164,077       $198,437
         Small Company Growth Portfolio            n/a           n/a            n/a
         Maturing Government Bond -
          2006 Portfolio                           n/a           n/a            n/a
          2010 Portfolio                           n/a           n/a            n/a
         Value Stock Portfolio                     n/a           n/a            n/a
         Small Company Value Portfolio             n/a           n/a            n/a
         International Bond Portfolio           49,908        50,271         50,858
         Index 400 Mid-Cap Portfolio               n/a           n/a            n/a
         Core Equity Portfolio                  49,908        50,271         50,858
         Micro-Cap Growth Portfolio                n/a           n/a            n/a
         Real Estate Securities Portfolio          n/a           n/a            n/a

CODE OF ETHICS


         Advantus Capital, WRIMCO, Securian Financial and the Fund, together with each of the Fund's sub-advisers, has each adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code's provisions, but, subject to such provisions, personnel may invest in securities including securities that may be purchased or held by the Fund.


DISTRIBUTION AGREEMENT

         Securian Financial Services, Inc. ("Securian Financial") acts as the underwriter of the Funds' shares, pursuant to a written agreement. The Board of Directors of the Fund, including a majority of the directors who are not parties to the agreement, or interested persons of any such party, last approved the Fund's Underwriting and Distribution Agreement dated May 1, 2000 with Securian Financial (the "Distribution Agreement") on January 30, 2003. Under the Distribution Agreement, Securian Financial does not receive any compensation for its services as principal underwriter for the Fund, except for certain fees paid pursuant to the Fund's Rule 12b-1 Plan of Distribution. See "Payment of Certain Distribution Expenses of the Fund," below.

         The Distribution Agreement may be terminated by the Fund or Securian Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

         In the Distribution Agreement, Securian Financial undertakes to indemnify the Fund against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by Securian Financial only from persons affiliated with the Fund but not with Securian Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUND

         The Fund has adopted a Plan of Distribution (the "Plan") relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, each Portfolio of the Fund, with the exception of the Maturing Government Bond Portfolio 2006 and the Maturing Government Bond Portfolio 2010 (each of which is not part of the Plan), pays a fee to Securian Financial, or to life insurance companies ("Insurance Companies") whose variable insurance contracts ("Variable Contracts") offer shares of the Fund, which, on an annual basis, is equal to ..25% of each Portfolio's average daily net assets, and is to be used to pay certain expenses incurred in connection with servicing shareholder accounts and to promote the distribution of the Fund's shares.

         The distribution fees may be used by Securian Financial for the purpose of financing any activity, which is primarily intended to result in the sale of shares of the Fund or Variable Contracts offering such shares. Distribution-related payments made under the Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Distributor or the Insurance Companies which are attributable to the distribution of the Variable Contracts. Payments under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Fund, printing and mailing Fund prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Fund operations and Portfolio composition and performance, furnishing personal services or such other enhanced services as the Fund or a Variable Contract owner may require, or maintaining customer accounts and records.

         In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, the Plan provides that (1) the Plan will not take effect until it has been approved by a vote of a majority of the outstanding voting securities of the Portfolios of the Fund covered by the Plan, except for the voting securities attributable to the Maturing Government Bond Portfolio 2006 and the Maturing Government Bond Portfolio 2010 (each of which is not part of the Plan), and by a majority vote of both the full Board of Directors of the Fund and those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Directors), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full Board of Directors and the Independent Directors,
(3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund, (4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Fund, and all material amendments must be approved by a majority vote of both the full Board of Directors and the Independent Directors,
(5) while the Plan is in effect, the selection and nomination of any new Independent Directors is committed to the discretion of the Independent Directors then in office, and (6) the Fund's underwriter, the Insurance Companies or others will prepare and furnish to the Board of Directors, and the Board of Directors will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.

         Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and
(3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 30, 2003, the Board of Directors of the Fund so concluded.

         During the fiscal year ended December 31, 2002, each Portfolio covered by the Plan of Distribution paid the following amount to Securian Financial in accordance with the Plan:


         Portfolio                                                                Amount Paid
         ---------                                                                -----------
         Growth                                                                   $  606,037
         Bond                                                                        636,388
         Money Market                                                                387,449
         Asset Allocation                                                          1,062,998
         Mortgage Securities                                                         591,054
         Index 500                                                                 1,149,955
         Capital Appreciation                                                        482,907
         International Stock                                                         642,874
         Small Company Growth                                                        375,052
         Value Stock                                                                 322,746
         Small Company Value                                                         131,142
         International Bond                                                          114,295
         Index 400 Mid-Cap                                                           106,680
         Core Equity                                                                  57,975
         Micro-Cap Growth                                                             81,694
         Real Estate Securities                                                       64,753


         In accordance with the Plan of Distribution, Securian Financial has entered into separate Fund Shareholder Services Agreements with Minnesota Life Insurance Company (Minnesota Life), dated May 1, 2000, PFL Life Insurance Company (PFL), dated October 18, 2000, and AIG Life Insurance Company (AIG), dated April 1, 2002. These Agreements provide that Minnesota Life, PFL and AIG will provide to the Fund, on behalf of Securian Financial, distribution and non-distribution related services, of the type described above. Securian Financial agrees to pay Minnesota Life an amount equal, on an annual basis, to 0.25% of the average combined daily net assets of all the designated Portfolios of the Fund which are attributable to the Contracts issued by Minnesota Life and are a part of the Plan of Distribution. Securian Financial pays PFL an amount equal, on an annual basis, to 0.20% of the average combined daily net assets of all the designated Portfolios of the Fund which are attributable to the Contracts issued by PFL and are a part of the Plan of Distribution. Securian Financial pays AIG an amount equal, on an annual basis, to 0.25% of the average combined daily net assets of all the designated Portfolios of the Fund which are attributable to the Contracts issued by AIG and are a part of the Plan of Distribution. These Agreements were last approved by a vote of the Board of Directors, including a majority of the Independent Directors, on January 30, 2003.

         The Plan of Distribution could be construed as a "compensation plan" because Securian Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan of Distribution. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Securian Financial may spend more or less for the distribution and promotion of the Fund's shares than it receives as distribution fees pursuant to the Plan of Distribution for the Portfolios covered by the Plan. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Securian Financial could be said to have received a profit.

CUSTODIANS

         The assets of each Portfolio of the Fund are held in custody by an independent custodian pursuant to a custodian agreement approved by the Fund's Board of Directors.

         Wells Fargo Bank Minnesota, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, is the custodian for the Money Market, Growth, Asset Allocation, Index 500, Capital Appreciation, Small Company Growth, Value Stock, Small Company Value, Index 400 Mid-Cap, Core Equity, Micro-Cap Growth and Real Estate Securities Portfolios.

         Bankers Trust Company, 280 Park Avenue, New York, New York 10017, is the custodian for the Bond, Mortgage, Maturing Government Bond, International Stock and International Bond Portfolios.

INDEPENDENT AUDITORS

         KPMG LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Fund's independent auditors, providing audit services including audits of the Fund's annual financial statements and assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

         The Fund's general counsel is Dorsey & Whitney LLP. The firm of Faegre & Benson LLP serves as independent legal counsel to the Fund's independent directors.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE


INVESTMENT ADVISERS



         The Investment Advisers select and (where applicable) negotiate commissions with the brokers who execute the transactions for their respective Portfolios of the Fund, except for those Portfolios which have entered into sub-advisory agreements. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of the Investment Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, the Investment Adviser considers the quality and expertise of that brokerage and any research services (as defined in the Securities Exchange Act of 1934), and generally the Fund pays higher than the lowest commission rates available. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for the Investment Advisers, the Fund enables the Investment Advisers to supplement their own investment research activities and allows the Investment Advisers to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other brokers who furnish research services to the Investment Advisers, the Investment Advisers receive a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions.



         There is no formula for the allocation by the Investment Advisers of the Fund's brokerage business to any broker-dealers for brokerage and research services. However, an Investment Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.



         To the extent research services are used by the Investment Advisers in rendering investment advice to the Fund, such services would tend to reduce the Investment Adviser's expenses. However, the Investment Advisers do not believe that an exact dollar amount can be assigned to these services. Research services received by the Investment Advisers from brokers or dealers executing transactions for the Fund will be available also for the benefit of other portfolios managed by the Investment Advisers, and conversely, research services received by the Investment Advisers in respect of transactions for such other portfolios will be available for the benefit of the Fund.


         During the fiscal years ended December 31, 2002, 2001 and 2000, brokerage commissions paid were:


                                                        Brokerage Commissions Paid

         Portfolio                              2002              2001                 2000
         ---------                              ----              ----                 ----
         Growth Portfolio                   $  750,920         $  713,677           $  768,475
         Bond Portfolio                             --                 --                   --
         Money Market Portfolio                     --                 --                   --
         Asset Allocation Portfolio          1,201,437          1,210,412            1,022,865
         Mortgage Securities Portfolio              --                 --                   --
         Index 500 Portfolio                    67,598             39,557               54,145
         Capital Appreciation Portfolio        242,079            548,772              980,533
         International Stock Portfolio         389,592            540,298              544,173
         Small Company Growth Portfolio        396,802            261,073              376,042
         Maturing Government Bond --
           2006 Portfolio                           --                 --                   --
           2010 Portfolio                           --                 --                   --
         Value Stock Portfolio                 496,093            530,718              598,678
         Small Company Value Portfolio         197,174             31,268               41,621
         International Bond Portfolio               --                 --                   --
         Index 400 Mid-Cap Portfolio            45,408             13,586               34,186
         Core Equity Portfolio                  19,332             26,107               21,582
         Micro-Cap Growth Portfolio            273,469             30,129               21,551
         Real Estate Securities Portfolio       99,237             94,691               55,897

         Most transactions in money market instruments will be purchases from issuers of or dealers in money market instruments acting as principal. There usually will be no brokerage commissions paid by the Fund for such purchases since securities will be purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which will reflect a fee paid to the underwriter.


         The Fund will not execute portfolio transactions through any affiliate, except as described below. The Investment Advisers believe that most research services obtained by them generally benefit one or more of the investment companies which they managed and also benefits accounts which they manage. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.



         Consistent with achieving best execution, the Fund may participate in so-called "directed brokerage" (or "Commission recapture") programs, under which brokers (or dealers) used by the Fund remit a portion of brokerage commissions (or credits on fixed income transactions) to the particular Portfolio from which they were generated. Subject to oversight by the Fund's Board of Directors, either Investment Adviser or the sub-adviser, if any, is responsible for the selection of brokers or dealers and for ensuring that a Portfolio receives best price and execution in connection with its portfolio brokerage transactions. Participation in such programs may increase Portfolio returns.


         Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered by the investment company as a factor in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, executed through dealers who sell shares of funds in the fund complex or who agree to transmit a portion of the brokerage commissions on transactions executed by them to broker/dealers who sell fund shares.

         In addition to providing investment management services to the Fund, Advantus Capital provides investment advisory services for three insurance companies, namely Minnesota Life and its subsidiary life insurance companies and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts. Frequently, investments deemed advisable for the Fund are also deemed advisable for one or more of such accounts, so that Advantus Capital may decide to purchase or sell the same security at or about the same time for both the Fund and one of those accounts. In such circumstances, orders for a purchase or sale of the same security for one or more of those accounts may be combined with an order for the Fund, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each account. While in some instances combined orders could adversely affect the price or volume of a security, it is believed that the Fund's participation in such transactions on balance will produce better net results for the Fund.


         In addition to providing investment advisory services to the Fund, WRIMCO provides such services to other investment companies and may also serve as investment adviser to other institutional clients. WRIMCO may manage other advisory accounts with similar investment objectives to those of the Portfolios advised by WRIMCO. It can be anticipated that WRIMCO will frequently, yet not always, place concurrent orders for all or most accounts for which WRIMCO has responsibility or WRIMCO may otherwise combine orders for a Portfolio with those of other Portfolios, funds in the W&R Target Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc., W&R Funds, Inc., each of the registered investment companies in the Waddell & Reed Advisors Funds and/or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. Under current procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures.

         The Fund's acquisition during the fiscal year ended December 31, 2002, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than 15 percent of gross revenue from securities-related activities is presented below:


                                                                           Value of Securities Owned
                                                                             in the Portfolios at
                  Name of Issuer                                              End of Fiscal Year
                  --------------                                           --------------------------
                  CitiGroup, Inc.                                                $    21,515
                  Morgan Stanley                                                       5,810
                  Goldman Sachs Group, Inc.                                            4,966
                  Merrill Lynch & Company, Inc.                                        4,151
                  T Rowe Price Associates, Inc.                                        3,549
                  Affiliated Managers                                                  1,318
                  Charles Schwab Corporation                                             817
                  Lehman Brothers, Inc.                                                  644
                  Bear Stearns Mortgage, Inc.                                            289
                  Digital Insight Corporation                                            228
                  GMAC                                                                   196
                  Legg Mason, Inc.                                                       176
                  AG Edwards, Inc.                                                       146
                  E-trade Group, Inc.                                                    119
                  Waddell and Reed Financial                                              87
                  Investment Technology Group, Inc.                                       58



SUB-ADVISERS


         Except as indicated below, each of the investment advisory firms having a sub-advisory relationship with Advantus Capital, in managing the affected Portfolios, intends to follow the same brokerage practices as those described above for the Investment Advisers. Templeton Counsel, in managing the International Stock Portfolio, follows the same basic brokerage practices as those described above for Advantus Capital. In addition, in selecting brokers for portfolio transactions, Templeton Counsel takes into account its past experience as to brokers qualified to achieve "best execution," including the ability to effect transactions at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, and whether the broker specializes in foreign securities held by the International Stock Portfolio. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Templeton Counsel, better prices and execution may be obtained on a commission basis or from other sources.



                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are currently offered continuously at prices equal to the respective net asset values of the Portfolios only to Minnesota Life, and to certain of its life insurance affiliates, in connection with its variable life insurance policies and variable annuity contracts. Securian Financial serves as the Fund's underwriter. It is possible that at some later date the Fund may offer its shares to other investors and it reserves the right to do so.

         Shares of the Fund are sold and redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.


                          FUND SHARES AND VOTING RIGHTS

         The authorized capital of the Fund consists of one trillion shares of capital stock with a par value of $.01 per share; with authorized shares of 100,000,000,000 allocated to each Portfolio. The remaining shares may be allocated by the Board of Directors to any new or existing Portfolios.

         All shares of all Portfolios have equal voting rights, except that only shares of a particular Portfolio are entitled to vote certain matters pertaining only to that Portfolio. Pursuant to the Investment Company Act of 1940 (as amended) and the rules and regulations thereunder, certain matters approved by a vote of all Fund shareholders may not be binding on a Portfolio whose shareholders have not approved such matter.

         Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and in net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, are fully paid and non-assessable, have no preemptive, conversion, or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights, which means that the holders of more than half of the Fund shares voting for election of directors can elect all of the directors if they so choose. In such event, the holders of the remaining shares would not be able to elect any directors.

         The Fund will not hold periodically scheduled shareholder meetings. Minnesota corporate law does not require an annual meeting. Instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of a Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. A special meeting may also be called at any time by the chief executive officer, two or more directors, or a shareholder or shareholders holding ten percent of the voting shares of the Fund. At a meeting, called for the purpose, shareholders may remove any director by a vote of two-thirds of the outstanding shares. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions, and for all investment advisory contracts and amendments thereto.


                             PRINCIPAL SHAREHOLDERS

     The officers and directors of the Fund cannot directly own shares of the Portfolios, but may own shares indirectly by purchasing a variable life insurance policy or variable annuity contract through Minnesota Life or another participating life insurance company. As a result, such officers and directors as a group own less than 1% of the outstanding shares of each Portfolio.



     No shareholder owns 5% or more of the outstanding shares of any Portfolio except as set forth below. As of March 31, 2003, all of the outstanding shares of each Portfolio were owned by Minnesota Life Insurance Company, 400 Robert Street North, St. Paul, Minnesota 55101-2098, in the following amounts:



                                       Number of             Percent
     Name of Portfolio                Shares Owned            Owned
     ----------------------           ------------           -------
     Growth                            164,266,585             100%
     Bond                              215,917,918             100%
     Money Market                      157,353,192             100%
     Asset Allocation                  271,993,976             100%
     Mortgage Securities               196,995,958             100%
     Index 500                         152,656,948             100%
     Capital Appreciation              134,744,070             100%
     International Stock               198,723,807             100%
     Small Company Growth              181,025,849             100%
     Maturing Government
      Bond 2006                          8,319,078             100%
     Maturing Government
      Bond 2010                          6,806,294             100%
     Value Stock                        87,366,449             100%
     Small Company Value                53,293,556             100%
     International Bond                 54,477,834             100%
     Index 400 Mid-Cap                  42,451,122             100%
     Core Equity                        27,897,101             100%
     Micro-Cap Growth                   27,343,669             100%
     Real Estate Securities             33,483,913             100%

                                 NET ASSET VALUE

         The net asset value of the shares of the Portfolios is computed once daily, and, in the case of Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no such Fund's shares are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and
(iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets that it holds, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding in that Portfolio at that time. Expenses, including the investment advisory fee payable to Advantus Capital, are accrued daily.

         Securities, except securities held by the Money Market Portfolio, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the date of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market, except that debt obligations with remaining maturities of sixty days or less held by the International Stock, International Bond and Core Equity Portfolios may be valued at their amortized cost, which approximates market value.

         All instruments held by the Money Market Portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument in the Portfolio, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed by dividing the annualized daily income of the Portfolio by the net asset value computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

         The Money Market Portfolio values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Money Market Portfolio and its shareholders to maintain a stable net asset value per share for such Portfolio of a constant $ 1.00 per share by virtue of the amortized cost method of valuation. The Money Market Portfolio will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the Portfolio's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per-share calculated using available market quotations from the Portfolio's amortized cost price per-share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include reverse share splits, redemptions in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

         The Portfolio will, in further compliance with Rule 2a-7, maintain a dollar-weighted average Portfolio maturity not exceeding 90 days and will limit its Portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Portfolio will limit its investments in the securities of any one issuer to no more than 5% of Portfolio assets and it will limit investment in securities of less than the highest rated categories to 5% of Portfolio assets. Investment in the securities of any issuer of less than the highest rated categories will be limited to the greater of 1% of Portfolio assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Portfolio in the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

                                PERFORMANCE DATA

CURRENT YIELD FIGURES FOR MONEY MARKET PORTFOLIO


         Current annualized yield quotations for the Money Market Portfolio are based on the Portfolio's net investment income for a seven-day or other specified period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of the specified period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the specified period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also quote the effective yield of the Money Market Portfolio for a seven-day or other specified period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis. Purchasers of variable contracts issued by Minnesota Life should recognize that the yield on the assets relating to such a contract which are invested in shares of the Money Market Portfolio would be lower than the Money Market Portfolio's yield for the same period since charges assessed against such assets are not reflected in the Portfolio's yield. The current yield and effective yield of the Money Market Portfolio for the seven-day period ended December 31, 2002 were .57% and .58%, respectively.


CURRENT YIELD FIGURES FOR OTHER PORTFOLIOS

         Yield quotations for Portfolios other than the Money Market Portfolio are determined by dividing the Portfolio's net investment income per share for a 30-day period, excluding realized or unrealized gains or losses, by the net asset value per share on the last day of the period. In computing net investment income dividends are accrued daily based on the stated dividend rate of each dividend-paying security, and interest reflects an amortization of discount or premium on debt obligations (other than installment debt obligations) based upon the market value of each obligation on the last day of the preceding 30-day period. Undeclared earned income (net investment income which at the end of the base period has not been declared as a dividend but is expected to be declared shortly thereafter) is subtracted from the net asset value per share on the last day of the period. An annualized yield figure is determined under a formula which assumes that the net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The yield figures published by the Fund will reflect Advantus Capital's voluntary absorption of certain Fund expenses (as previously discussed in "Investment Advisory and Other Services - Investment Advisory Agreement" above). For the 30-day period ended December 31, 2002, the yields of the Portfolios are shown in the table below. The figures in parentheses show what the yield would have been had Advantus Capital not absorbed Fund expenses as described above.


                  Portfolio                                                           Yield
                  ---------                                                           -----
         Growth Portfolio                                                       .35%          (.35%)
         Bond Portfolio                                                        4.57          (4.55)

         Money Market Portfolio                                                 N/A            N/A
         Asset Allocation Portfolio                                            2.43          (2.43)
         Mortgage Securities Portfolio                                         5.97          (5.95)
         Index 500 Portfolio                                                   1.56          (1.56)
         Capital Appreciation Portfolio                                         .07           (.07)
         International Stock Portfolio                                        -1.08         (-1.08)
         Small Company Growth Portfolio                                        -.67          (-.67)
         Maturing Government Bond --
           2006 Portfolio                                                      2.32          (1.91)
           2010 Portfolio                                                      3.62          (3.12)
         Value Stock Portfolio                                                 1.72          (1.72)
         Small Company Value Portfolio                                         -.49          (-.50)
         International Bond Portfolio                                          3.74          (3.74)
         Index 400 Mid-Cap Portfolio                                            .36           (.36)
         Core Equity Portfolio                                                  .61           (.61)
         Micro-Cap Growth Portfolio                                           -1.14         (-1.32)
         Real Estate Securities Portfolio                                      1.46          (1.31)

TOTAL RETURN FIGURES FOR ALL PORTFOLIOS

         Cumulative total return quotations for the Portfolios represent the total return for the period since shares of the Portfolio became available for sale pursuant to the Fund's registration statement. Cumulative total return is equal to the percentage change between the net asset value of a hypothetical $1,000 investment at the beginning of the period and the net asset value of that same investment at the end of the period with dividend and capital gain distributions treated as reinvested.

         The cumulative total return figures published by the Fund will reflect the voluntary absorption of certain Fund expenses by Advantus Capital and Minnesota Life (as previously discussed in "Investment Advisory and Other Services - Investment Advisory Agreement" above). The cumulative total returns for the Portfolios for the specified periods ended December 31, 2002 are shown in the table below. The figures in parentheses show what the cumulative total returns would have been had Advantus Capital and Minnesota Life not absorbed Fund expenses as described above.



                                                                    From Inception                   Date of
                                                                      to 12/31/02                   Inception
                                                                    ---------------                 ---------
Growth Portfolio                                                  232.75%     (228.97%)              12/3/85
Bond Portfolio                                                    270.08      (266.89)               12/3/85
Money Market Portfolio                                            129.98      (119.80)               12/3/85
Asset Allocation Portfolio                                        266.81      (265.69)               12/3/85
Mortgage Securities Portfolio                                     257.12      (255.89)                5/1/87
Index 500 Portfolio                                               307.71      (306.15)                5/1/87
Capital Appreciation Portfolio                                    209.61      (205.33)                5/1/87

International Stock Portfolio                                      95.28       (95.19)                5/1/92
Small Company Growth Portfolio                                     43.61       (43.58)                5/3/93
Maturing Government Bond -
     2006 Portfolio                                               123.38      (107.45)                5/2/94
     2010 Portfolio                                               145.26      (120.64)                5/2/94
Value Stock Portfolio                                              67.93       (67.42)                5/2/94
Small Company Value Portfolio                                       9.46        (7.85)               10/1/97
International Bond Portfolio                                       26.26       (25.87)               10/1/97
Index 400 Mid-Cap Portfolio                                        32.05       (30.55)               10/1/97
Core Equity Portfolio                                             -20.89      (-22.83)              10/15/97
Micro-Cap Growth Portfolio                                         -3.36       (-3.50)               10/1/97
Real Estate Securities Portfolio                                   20.91       (17.11)                5/1/98



Yield quotations for Portfolios other than the Money Market Portfolio and all quotations of cumulative total return figures will be accompanied by average annual total return figures for a one year period and for the period since shares of the Portfolio became available pursuant to the Fund's registration statement. Average annual total return figures are the average annual compounded rates of return required for an account with an initial investment of $1,000 to equal the redemption value of the account at the end of the period. The average annual total return figures published by the Fund will reflect the voluntary absorption of certain Fund expenses by Advantus Capital and Minnesota Life (as discussed in "Investment Advisory and Other Services -- The Fund's Investment Advisory Agreement" above).


         The average annual rates of return for the Portfolios for the specified periods ended December 31, 2002 are shown in the table below. The figures in parentheses show what the average annual rates of return would have been had Advantus Capital and Minnesota Life not absorbed Fund expenses as described above.

                                         Year Ended            Five Years           Ten Years          From Inception       Date of
                                          12/31/02           Ended 12/31/02       Ended 12/31/02         to 12/31/02       Inception
                                          --------           --------------       --------------         -----------       ---------
Growth Portfolio                     -25.44%   (-25.44%)    -5.80%   (-5.80%)     4.28%    (4.28%)     7.29%     (7.22%)    12/3/85
Bond Portfolio                        10.50     (10.50)      6.32     (6.32)      6.79     (6.79)      7.96      (7.91)     12/3/85
Money Market Portfolio                 1.28      (1.28)      4.12     (4.12)      4.24     (4.22)      5.00      (4.80)     12/3/85
Asset Allocation Portfolio            -8.98     (-8.98)      -.11     (-.11)      5.74     (5.74)      7.91      (7.89)     12/3/85
Mortgage Securities Portfolio          9.66      (9.66)      7.76     (7.75)      7.60     (7.59)      8.46      (8.44)      5/1/87
Index 500 Portfolio                  -22.37    (-22.37)     -1.02    (-1.02)      8.80     (8.80)      9.44      (9.41)      5/1/87
Capital Appreciation Portfolio       -31.54    (-31.54)     -5.92    (-5.92)      4.42     (4.42)      7.48      (7.38)      5/1/87
International Stock Portfolio        -17.82    (-17.82)      -.97     (-.97)      7.68     (7.68)      6.48      (6.47)      5/1/92
Small Company Growth
  Portfolio                          -31.80    (-31.80)     -5.31    (-5.31)       N/A       N/A       3.82      (3.81)      5/3/93
Maturing Government Bond-
   2006 Portfolio                     12.99     (12.62)      8.28     (7.61)       N/A       N/A       9.72      (8.79)      5/2/94
   2010 Portfolio                     18.85     (18.22)      8.89     (7.90)       N/A       N/A      10.91      (9.56)      5/2/94
Value Stock Portfolio                -15.32    (-15.32)     -5.31    (-5.31)       N/A       N/A       6.16      (6.13)      5/2/94
Small Company Value
   Portfolio                         -19.98    (-20.06)      1.37     (1.07)       N/A       N/A       1.74      (1.45)     10/1/97
International Bond Portfolio          17.94     (17.94)      4.76     (4.70)       N/A       N/A       4.54      (4.48)     10/1/97
Index 400 Mid-Cap Portfolio          -15.03    (-15.03)      5.71     (5.47)       N/A       N/A       5.44      (5.21)     10/1/97
Core Equity Portfolio                -28.14    (-28.36)     -4.17    (-4.56)       N/A       N/A      -4.40     (-4.85)    10/15/97
Micro-Cap Growth Portfolio           -43.64    (-43.75)      2.17     (1.78)       N/A       N/A       -.65      (-.68)     10/1/97
Real Estate Securities Portfolio       6.97      (6.79)       N/A       N/A        N/A       N/A       4.15      (3.44)      5/1/98

         Purchasers of variable contracts issued by Minnesota Life or other life insurance companies should recognize that the yield, cumulative total return and average annual total return on the assets relating to such a contract which are invested in shares of any of the above Portfolios would be lower than the yield, cumulative total return and average annual total return of such Portfolio for the same period since charges assessed by the life insurance companies against such assets are not reflected in the Portfolios' quotations.

                                     TAXES

         The Fund and each Portfolio qualified for the year ended December 31, 2002, and intends to continue to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"). Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. If each Portfolio of the Fund qualifies as a "regulated investment company" and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from federal income tax, each Portfolio of the Fund will be relieved of such tax on the amounts distributed.

         To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to securities, and gains (without deduction for losses) from the sale or other disposition of securities.

         Each Portfolio of the Fund with outstanding shares which were purchased to provide the Portfolio's initial capital (in an amount in excess of that specified in the Code) and which are not attributable to any of the contracts is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. Currently, only the Maturing Government Bond 2006 Portfolio, Small Company Value Portfolio, Index 400 Mid-Cap Portfolio, Core Equity Portfolio, Micro-Cap Growth Portfolio, International Bond Portfolio and Real Estate Securities Portfolio are subject to these distribution requirements. In order to avoid the imposition of this excise tax, each Portfolio generally must declare dividends by the end of a calendar year representing 98 percent of that Portfolio's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

         The foregoing is a general summary of applicable provisions of the Code and Treasury Regulations now in effect and as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

         As the sole shareholder of the Fund will be Minnesota Life and the separate accounts of Minnesota Life, this statement does not discuss federal income tax consequences to the shareholder. For tax information with respect to an owner of a contract issued in connection with the separate accounts, see the Prospectus for those contracts.


                          THE STANDARD & POOR'S LICENSE

         Standard & Poor's ("S&P") is a division of the McGraw-Hill Companies, Inc. S&P has trademark rights to the marks "Standard & Poor's(R)," "S&P(R)," "S&P 500(R), "S&P 400(R)," "Standard & Poor's 500," "Standard & Poor's MidCap 400," and "500" and has licensed the use of such marks by the Fund, the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio.

The Index 500 Portfolio and the Index 400 Mid-Cap Portfolio (collectively, the "Portfolios") are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Portfolios is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Portfolios or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Portfolios nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolios.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE PORTFOLIOS, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                              FINANCIAL STATEMENTS



         The Fund's financial statements for the year ended December 31, 2002, including the financial highlights for each of the respective periods presented, appearing in the Fund's Annual Report to Shareholders, and the report thereon of the Fund's independent auditors, KPMG LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                    APPENDIX A - MORTGAGE-RELATED SECURITIES

         Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool buy may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

         All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

         Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

AVERAGE LIFE

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

         Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

                 APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

         Moody's Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Standard & Poor's Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

         AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

         B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

         Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                         APPENDIX C - FUTURES CONTRACTS

EXAMPLE OF FUTURES CONTRACT SALE

         The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

         In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

         The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

         The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

         For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

         Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

         The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

         The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

         Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities ("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.

                            APPENDIX D - BRADY BONDS

         Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the adoption by debtor nations of certain economic reforms and the exchange of commercial bank debt. Under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank and/or the IMF. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, and bonds bearing an interest rate which increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

                                     PART C
                               OTHER INFORMATION

Item 23.  Exhibits

          The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with the Depositor or Registrant

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

         Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

         Securian Financial Group, Inc. (Delaware)
         Capitol City Property Management, Inc.
         Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.

         Minnesota Life Insurance Company
         Securian Financial Network, Inc.
         Securian Ventures, Inc.
         Advantus Capital Management, Inc.
         Securian Financial Services, Inc.
         Securian Trust Company, N.A.
         Securian Casualty Company
         I.A. Systems, Inc. (New York)

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

         Northstar Life Insurance Company (New York)
         Securian Life Insurance Company
         Personal Finance Company (Delaware)
         Enterprise Holding Corporation

Wholly-owned subsidiaries of Securian Financial Services, Inc.:

         MIMLIC Insurance Agency of Massachusetts, Inc. (Massachusetts) MIMLIC Insurance Agency of Texas, Inc. (Texas)
         Ascend Insurance Agency of Nevada, Inc. (Nevada)
         Ascend Insurance Agency of Oklahoma, Inc. (Oklahoma)
         Worthmark Financial Services, LLC (Delaware)

Wholly-owned subsidiaries of Enterprise Holding Corporation:

         Financial Ink Corporation
         Oakleaf Service Corporation
         Concepts in Marketing Research Corporation
         Lafayette Litho, Inc.
         DataPlan Securities, Inc. (Ohio)
         MIMLIC Imperial Corporation
         MIMLIC Funding, Inc.
         MCM Funding 1997-1, Inc.
         MCM Funding 1998-1, Inc.
         Ministers Life Resources, Inc.

Wholly-owned subsidiaries of Securian Financial Network, Inc.:

         Securian Financial Network, Inc. (Alabama)
         Securian Financial Network, Inc. (Nevada)

         Securian Financial Network, Inc. (Oklahoma)
         Securian Financial Network, Inc. (Texas)

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

         Advantus Series Fund, Inc.

Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:

         C.R.I. Securities, Inc.

Majority-owned subsidiaries of Minnesota Life Insurance Company:

         MIMLIC Life Insurance Company (Arizona)
         Advantus Enterprise Fund, Inc.
         Advantus International Balanced Fund, Inc.
         Advantus Venture Fund, Inc.
         Advantus Real Estate Securities Fund, Inc.
         Advantus Cornerstone Fund, Inc.

Majority-owned subsidiary of Securian Financial Services, Inc.:

         MIMLIC Insurance Agency of Ohio, Inc. (Ohio)



Less than 25% owned subsidiaries of Minnesota Life Insurance Company:

         Advantus Horizon Fund, Inc.
         Advantus Spectrum Fund, Inc.
         Advantus Mortgage Securities Fund, Inc.
         Advantus Bond Fund, Inc.
         Advantus Money Market Fund, Inc.
         Advantus Index 500 Fund, Inc.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 25.  Indemnification

          The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted, or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith; received no improper personal benefit and the Minnesota Statute dealing with directors' conflicts of interest, if applicable, has been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and the Registrant will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

(a)      Advantus Capital Management, Inc.


         The investment adviser of the Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, International Stock Portfolio, Small Company Growth Portfolio, Maturing Government Bond Portfolios, Small Company Value Portfolio, International Bond Portfolio, Index 400 Mid-Cap Portfolio, Micro-Cap Growth Portfolio and Real Estate Securities Portfolio is Advantus Capital Management, Inc. In addition to the Fund, it manages the investment portfolios of a number of insurance companies, including Minnesota Life and its subsidiary life insurance companies, and certain associated separate accounts. It also provides investment advisory services to the Advantus Family of Mutual Funds, comprised of eleven registered investment companies, and to various private accounts.


Directors and Officers              Office with                        Other Business
Of Investment Adviser               Investment Adviser                 Connections
----------------------              ------------------                 ---------------
Dianne M. Orbison                   President, Treasurer               Vice President, Minnesota
                                    and Director                       Life Insurance Company; President,
                                                                       Treasurer and Director, MCM Funding
                                                                       1997-1, Inc.; President, Treasurer and
                                                                       Director, MCM Funding 1998-1, Inc.;
                                                                       President, MIMLIC Funding, Inc.

Frederick P. Feuerherm              Vice President,                    Vice President, Minnesota
                                    Assistant Secretary                Life Insurance Company; Vice
                                    and Director                       President and Director, MIMLIC Funding,
                                                                       Inc.; Vice President and Assistant
                                                                       Secretary, MCM Funding 1997-1, Inc.; Vice
                                                                       President and Assistant Secretary, MCM
                                                                       Funding 1998-1, Inc.

Lynne M. Mills                      Vice President                     Second Vice President,
                                    and Director                       Minnesota Life Insurance Company; Vice
                                                                       President, MCM Funding 1997-1, Inc.; Vice
                                                                       President, MCM Funding 1998-1, Inc.

Matthew D. Finn                     Vice President                     Vice President, MCM Funding
                                    and Head of Equities               1997-1, Inc.; Vice President, MIMLIC
                                                                       Funding, Inc.; Vice President, MCM Funding
                                                                       1998-1, Inc.; Head of Equity Investments,
                                                                       Minnesota Life Insurance Company


Marilyn R. Froelich                 Vice President,                    Vice President, MCM Funding
                                    Director-Insurance                 1997-1 Inc.; Vice President,
                                    Asset Advisory,                    MCM Funding 1998-1, Inc.;
                                    and Director                       Second Vice President - Investment
                                                                       Advisory, Minnesota Life Insurance Company

Thomas A. Gunderson                 Vice President                     Vice President, MCM Funding 1997-1, Inc.;
                                                                       Vice President, MCM Funding 1998-1, Inc.;
                                                                       Senior Investment Officer, Equities,
                                                                       Minnesota Life Insurance Company

Kent R. Weber                       Vice President                     Vice President, MCM Funding 1997-1, Inc.;
                                                                       Vice President, MCM Funding 1998-1, Inc.;
                                                                       Investment Officer, Fixed Income,
                                                                       Minnesota Life Insurance Company

Wayne R. Schmidt                    Vice President                     Secretary and Treasurer, MIMLIC Funding,
                                                                       Inc.; Vice President and Secretary, MIMLIC
                                                                       Imperial Corporation; Vice President and
                                                                       Assistant Secretary, MCM Funding 1997-1,
                                                                       Inc.; Vice President and Assistant
                                                                       Secretary, MCM Funding 1998-1, Inc.;
                                                                       Investment Officer - Fixed Income,
                                                                       Minnesota Life Insurance Company

Joseph R. Betlej                    Vice President                     Vice President, MCM Funding 1997-1, Inc.;
                                                                       Vice President, MCM Funding 1998-1, Inc.;
                                                                       Senior Investment Officer, Minnesota Life
                                                                       Insurance Company

Erica A. Bergsland                  Vice President                     Vice President, MCM Funding 1997-1, Inc.;
                                                                       Vice President, MCM Funding 1998-1, Inc.;
                                                                       Senior Investment Officer - Structured
                                                                       Finance/Residential Mortgage, Minnesota
                                                                       Life Insurance Company

Gary M. Kleist                      Financial Vice                     Second Vice President, Investment Operations,
                                    President and                      Minnesota Life Insurance Company; Vice
                                    Director                           President, MCM Funding 1997-1, Inc.; Vice
                                                                       President, MCM Funding 1998-1, Inc.; Vice
                                                                       President, MIMLIC Funding, Inc.

Sean M. O'Connell                   Vice President                     Senior Investment Officer - Mortgages,
                                                                       Minnesota Life Insurance Company; Vice
                                                                       President, MCM Funding 1997-1, Inc.; Vice
                                                                       President, MCM Funding 1998-1, Inc.

John R. Leiviska                    Vice President                     Senior Investment Officer - Fixed Income,
                                                                       Minnesota Life Insurance Company; Vice
                                                                       President, MCM Funding 1997-1, Inc.; Vice
                                                                       President, MCM Funding 1998-1, Inc.

Annette M. Masterson                Vice President                     Senior Investment Officer, Fixed Income
                                                                       Research, Minnesota Life Insurance
                                                                       Company; Vice President, MCM Funding
                                                                       1997-1, Inc.; Vice President, MCM Funding
                                                                       1998-1, Inc.; Director, Personal Finance
                                                                       Company

David R. Hackney                    Vice President                     Investment Officer, Total Return,
                                                                       Minnesota Life Insurance Company; Vice
                                                                       President, MCM Funding 1997-1, Inc.; Vice
                                                                       President, MCM Funding 1998-1, Inc.;




Steven S. Nelson                    Vice President                     Investment Officer, Total Return,
                                                                       Minnesota Life Insurance Company; Vice
                                                                       President, MCM Funding 1997-1, Inc.; Vice
                                                                       President, MCM Funding 1998-1, Inc.;

Vicki L. Bailey                     Vice President,                    Director - Investment Law,
                                    Director of Legal                  Minnesota Life Insurance
                                    Services and Secretary             Company; Assistant Secretary, Personal
                                                                       Finance Company; Assistant Secretary, MCM
                                                                       Funding 1997-1, Inc.; Assistant Secretary,
                                                                       MCM Funding 1998-1, Inc.

Rose A. Lambros                     Vice President                     Senior Investment Officer,
                                    and Assistant                      Minnesota Life Insurance
                                    Secretary                          Company; Vice President, MCM Funding
                                                                       1997-1, Inc.; Vice President, MCM Funding
                                                                       1998-1, Inc.

David W. Land                       Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

James F. Geiger                     Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

Allen D. Steinkopf                  Vice President                     Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

Matthew T. Norris                   Vice President                     Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

Joseph L. Gogola                    Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

David G. Schultz                    Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

Theodore R. Hoxmeier                Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

Thomas B. Houghton                  Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.


(b)      Waddell & Reed Investment Management Co.



         The investment adviser of the Growth Portfolio, Asset Allocation Portfolio, Capital Appreciation Portfolio, Value Stock Portfolio and Core Equity Portfolio is Waddell & Reed Investment Management Co. ("WRIMCO"). WRIMCO is not engaged in any business other than the provision of investment management services to the Fund, Waddell & Reed Target Funds, Inc., W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc., and to other investment advisory clients.



         Each director and executive officer of WRIMCO or its predecessors, has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Waddell & Reed Target Funds, Inc. and have served in the capacities shown below. As noted below, certain of the directors and officers hold positions with one or more of the funds in the Waddell & Reed Advisors Funds, W&R Funds, Inc., W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. (the "Fund Complex"). The address of such officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.


Directors and Officers                   Office with                            Other Business
Of Investment Adviser                    Investment Adviser                     Connections
----------------------                   ------------------                     --------------
Keith A. Tucker                          Chairman of the Board and Director     Chairman of the Board and Director,
                                                                                W&R Target Funds, Inc. (Target
                                                                                Funds); Chairman of the Board and
                                                                                Director, Waddell & Reed, Inc.
                                                                                (W&R); Chairman of the Board and
                                                                                Director, Waddell & Reed Services
                                                                                Company (WRSCO); Chairman of the
                                                                                Board, Chief Executive Officer and
                                                                                Director of Waddell & Reed
                                                                                Financial, Inc. (WDR)

Henry J. Herrmann                        President, Chief Executive Officer,    President and Director, W&R Target;
                                         Chief Investment Officer and Director  President, Chief Investment Officer
                                                                                and Director, WDR

Daniel C. Schulte                        Senior Vice President, Secretary and   Vice President, General Counsel and
                                         General Counsel                        Assistant Secretary, Target Funds;
                                                                                Vice President, Secretary and General
                                                                                Counsel of WDR; Senior Vice President,
                                                                                Secretary and General Counsel, W&R and
                                                                                WRSCO; Vice President, General Counsel
                                                                                and Assistant Secretary of each of the
                                                                                funds in the Fund Complex

Kristen A. Richards                      Vice President, Associate General      Vice President, Secretary and
                                         Counsel and Chief Compliance Officer   Associate General Counsel, Target
                                                                                Funds and each of the funds in the
                                                                                Fund Complex

Michael L. Avery                         Senior Vice President and Director     Vice President, Target Funds; Vice
                                         of Research                            President and portfolio manager of
                                                                                four funds in the Fund Complex

James C. Cusser                          Senior Vice President                  Vice President, Target Funds; Vice
                                                                                President and portfolio manager of
                                                                                three funds in the Fund Complex

Harry M. Flavin                          Senior Vice President                  Vice President, Target Funds;
                                                                                President, Co-Chief Investment
                                                                                Officer and Director, Austin,
                                                                                Calvert & Flavin, Inc., an affiliate
                                                                                of WRIMCO; Vice President and
                                                                                portfolio manager of two funds in
                                                                                the funds in the Fund Complex

Thomas A. Mengel                         Senior Vice President                  Vice President, Target Funds; Vice
                                                                                President and portfolio manager of
                                                                                three funds in the Fund Complex

William M. Nelson                        Vice President                         Vice President, Target Funds; Vice
                                                                                President and portfolio manager of
                                                                                one fund in the Fund Complex

Cynthia P. Prince-Fox                    Senior Vice President                  Vice President of Target Funds;
                                                                                Co-Chief Investment Officer and Vice
                                                                                President of Austin, Calvert &
                                                                                Flavin, an affiliate of WRIMCO; Vice
                                                                                President and portfolio manager of
                                                                                three funds in the Fund Complex

Philip J. Sanders                        Senior Vice President                  Vice President of Target Funds; Vice
                                                                                President and portfolio manager of
                                                                                one fund in the Target Funds Fund
                                                                                Complex

Grant P. Sarris                          Senior Vice President                  Vice President of Target Funds; Vice
                                                                                President and portfolio manager of
                                                                                three funds in the Fund Complex

Zachary H. Shafran                       Senior Vice President                  Vice President of Target Funds; Vice
                                                                                President and portfolio manager of
                                                                                three funds in the Fund Complex

W. Patrick Sterner                       Senior Vice President                  Vice President of Target Funds; Vice
                                                                                President and portfolio manager of
                                                                                two funds in the Fund Complex

Mira Stevovich                           Vice President                         Vice President and Assistant
                                                                                Treasurer of Target Funds; Vice
                                                                                President and portfolio manager of
                                                                                four funds in the Fund Complex;
                                                                                Assistant Treasurer for each of the
                                                                                funds in the Fund Complex

Daniel J. Vrabac                         Senior Vice President and Head of      Vice President of Target Funds; Vice
                                         Fixed Income                           President and portfolio manager of
                                                                                five funds in the Fund Complex

James D. Wineland                        Senior Vice President                  Vice President of Target Funds; Vice
                                                                                President and portfolio manager of
                                                                                three funds in the Fund Complex




(c)      Credit Suisse Asset Management, LLC



         Credit Suisse Asset Management, LLC ("CSAM") acts as sub-adviser to the Small Company Growth Portfolio of the Registrant. CSAM renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM (SEC File No. 801-37170).


(d)      Templeton Investment Counsel, LLC


         The sole member of Templeton Investment Counsel, LLC (TIC, LLC) is Templeton Worldwide, Inc., a wholly owned subsidiary of Franklin Resources, Inc. The officers of TIC, LLC also serve as officers and/or directors for (1) Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of TIC, LLC (SEC File 801-15125), incorporated herein by reference, which sets forth the officers of TIC, LLC and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

         Franklin Advisers, Inc.

         The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's manager, also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or
         (2) other investment companies in the Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.



 (e)     State Street Research & Management Company


         State Street Research & Management Company acts as investment sub-adviser to the Small Company Value Portfolio of the Registrant.

NAME                                       CONNECTION                      ORGANIZATION                     PRINCIPAL  BUSINESS
                                                                                                            ADDRESS OF ORGANIZATION
State Street Research &                    Investment Adviser              Various investment               Boston, MA
  Management Company                                                       advisory clients


Abbott, Christopher C.                     Managing Director               State Street Research.           Boston, MA
  Managing Director                        Vice President                  Investment Services, Inc.        Boston, MA
  (Executive Vice President until 4/02)                                    State Street Research
                                                                           Institutional Funds

Austin, Christopher P.                     None
  Vice President

Barghaan, Dennis C.                        Managing Director               State Street Research            Boston, MA
  Managing Director                                                        Investment Services, Inc.
  (Senior Vice President until 4/02)

Barnwell, Amy F.                           Managing Director               State Street Research            Boston, MA
  Managing Director                                                        Investment Services, Inc.
  (Senior Vice President until 4/02)
  (Vice President until 10/00)

Beatty, T. Kevin                           None
  Vice President

Bigley, Gary M.                            None
  Vice President

Borghi, Peter                              Senior Vice President           State Street Research            Boston, MA
  Vice President                                                           Investment Services, Inc.

Borzilleri, John                           Vice President                  State Street Research            Boston, MA
  Managing Director                                                        Financial Trust
  (Senior Vice President until 4/02)       IBT Fund Advisor                Schroder Ventures Life           Boston, MA
                                           (Until 11/01)                   Science Advisers

                                           Senior Vice President           State Street Research            Boston, MA
                                           (Until 8/01)                    & Management Co.


Boss, Marilyn O.                           Vice President                  State Street Research            Boston, MA
  Vice President                                                           Investment Services, Inc.
                                           Vice President                  Deutsche Banc Alex. Brown        Boston, MA
                                           (Until 4/01)
                                           Director                        John Hancock Financial           Boston, MA
                                           (Until 6/00)                    Services, Inc.

Bradford, Daniel                           Acting General Counsel          DDJ Capital Management, LLC      Boston, MA
  Vice President                           (Until 1/02)
                                           Associate                       Goodwin Procter LLP              Boston, MA
                                           (Until 8/01)

Bray, Michael J.                           None
  Managing Director
  (Senior Vice President until 4/02)

Brezinski, Karen                           None
  Vice President

Bruno, Thomas                              Vice President                  State Street Research            Boston, MA
  Vice President                                                           Investment Services, Inc.
                                           Assistant Vice President        Phoenix Investment               Hartford, CT
                                           (Until 5/00)                    Partners

Buffum, Andrea L.                          None
  Vice President

Burbank, John F.                           Vice President                  State Street Research            Boston, MA
  Managing Director                                                        Capital Trust
  (Senior Vice President until 4/02)

Calame, Mara D.                            Senior Vice President,          State Street Research            Boston, MA
  Senior Vice President,                   Assistant Clerk and Counsel     Investment Services, Inc.
  Assistant Secretary,
  and Counsel
  (Vice President until 4/02)

Callahan, Michael                          None
  Vice President

Carley, Linda C.                           Vice President                  State Street Research            Boston, MA
  Vice President                                                           Investment Services, Inc.

Carstens, Linda C.                         Senior Vice President           State Street Research            Boston, MA
  Senior Vice President                                                    Investment Services, Inc.
  (Vice President until 4/02)

Clay, Janet L.                             Vice President                  State Street Research             Boston, MA
  Vice President                                                           Investment Services, Inc.
                                           Vice President                  John Hancock Funds                Boston, MA
                                           (Until 10/01)

Clifford, Jr., Paul J.                     Vice President                  State Street Research             Boston, MA
  Senior Vice President                                                    Tax-Exempt Trust

Coleman, Thomas J.                         None
   Managing Director
  (Senior Vice President until 4/02)
  (Vice President until 10/00)

Crane, George                              Senior Vice President           Putnam Investments                Boston, MA
  Senior Vice President                    (Until 12/01)

Creelman, Christine A.                     Director/Credit Research        Freedom Capital                   Boston, MA
  Vice President                           (Until 11/01)
                                           Senior Vice President           Back Bay Advisors, LP             Boston, MA
                                           (Until 6/01)

Cullen, Terrence J.                        Senior Vice President,          State Street Research             Boston, MA

  Senior Vice President, Assistant         Assistant Clerk and Counsel     Investment Services, Inc.
  Secretary and Counsel
  (Vice President until 4/02)              Assistant Secretary             State Street Research             Boston, MA
                                                                            Capital Trust
                                           Assistant Secretary             State Street Research             Boston, MA
                                                                            Exchange Trust
                                           Assistant Secretary             State Street Research             Boston, MA
                                                                            Growth Trust
                                           Assistant Secretary             State Street Research             Boston, MA
                                                                            Master Investment Trust
                                           Assistant Secretary             State Street Research             Boston, MA
                                                                            Securities Trust
                                           Assistant Secretary             State Street Research             Boston, MA
                                                                            Equity Trust
                                           Assistant Secretary             State Street Research             Boston, MA
                                                                            Financial Trust
                                           Assistant Secretary             State Street Research             Boston, MA
                                                                            Income Trust
                                           Assistant Secretary             State Street Research             Boston, MA
                                                                            Money Market Trust
                                           Assistant Secretary             State Street Research             Boston, MA
                                                                            Tax-Exempt Trust
                                           Assistant Secretary             State Street Research             Boston, MA
                                                                            Institutional Funds

Davis, Richard S.                          Chairman, President and Chief   State Street Research             Boston, MA
  Director, Chairman of                    Executive Officer                Equity Trust
  the Board, President                     Chairman, President and Chief   State Street Research             Boston, MA
  and Chief Executive                      Executive Officer                Income Trust
  Officer                                  Chairman, President and Chief   State Street Research             Boston, MA
                                           Executive Officer                Tax-Exempt Trust
                                           Chairman, President and Chief   State Street Research             Boston, MA
                                           Executive Officer                Capital Trust
                                           Chairman, President and Chief   State Street Research             Boston, MA
                                           Executive Officer                Exchange Trust
                                           Chairman, President and Chief   State Street Research             Boston, MA
                                           Executive Officer                Growth Trust
                                           Chairman, President and Chief   State Street Research             Boston, MA
                                           Executive Officer                Master Investment Trust
                                           Chairman, President and Chief   State Street Research             Boston, MA
                                           Executive Officer                Institutional Funds
                                           Chairman, President and Chief   State Street Research             Boston, MA
                                           Executive Officer                Securities Trust
                                           Chairman, President and Chief   State Street Research             Boston, MA
                                           Executive Officer                Money Market Trust
                                           Chairman, President and Chief   State Street Research             Boston, MA
                                           Executive Officer                Financial Trust
                                           Chairman, President and Chief   State Street Research             Boston, MA
                                           Executive Officer                Investment Services, Inc.
                                           President and Chief Executive   SSRM Holdings, Inc.               Boston, MA
                                           Officer
                                           Senior Vice President           Metropolitan Life                 New York, NY
                                           (until 10/00)                   Insurance Company

Davis, Robert D.                           Vice President                  Wellington Management             Boston, MA
  Senior Vice President                    (Until 3/01)                    Company
  (Vice President until 4/02)

D'Vari, Ronald                             None
  Managing Director
  (Senior Vice President until 4/02)

De Luna, John (Juan)                       Principal                       State Street                     Boston, MA
  Senior Vice President                    (Until 3/01)                    Global Advisors
                                           Senior Vice President           State Street Research            Boston, MA
                                                                           Investment Services, Inc.

Depp, Maureen G.                           Vice President                  State Street Research            Boston, MA
  Managing Director                                                        Securities Trust
  (Senior Vice President until 4/02)
  (Vice President until 4/01)              Vice President                  State Street Research            Boston, MA
                                                                           Institutional Funds

DeVeuve, Donald                            Vice President                  State Street Research            Boston, MA
  Senior Vice President                                                    Income Trust
  (Vice President until 4/02)                                              State Street Research            Boston, MA
                                                                           Securities Trust
                                                                           State Street Research            Boston, MA
                                                                           Institutional Funds

DiVasta, Vincent                           Vice President                  State Street Research            Boston, MA
  Vice President                                                           Investment Services, Inc.

Dudley, Catherine                          Vice President                  State Street Research            Boston, MA
  Senior Vice President                                                    Capital Trust

Ebel, Bruce A.                             Vice President                  State Street Research            Boston, MA
  Senior Vice President                                                    Institutional Funds
                                           Vice President                  State Street Research            Boston, MA
                                                                           Financial Trust

Etcheverry, Mirren                         Senior Vice President           Credit Agricole Asset            Boston, MA
  Senior Vice President                    (until 12/01)                   Management
                                           Vice President                  State Street Research            Boston, MA
                                                                           Financial Trust
                                           Vice President                  State Street Research            Boston, MA
                                                                           Growth Trust
                                           Vice President                  State Street Research            Boston, MA
                                                                           Institutional Funds

Evascu, Caroline                           Vice President                  SG Cowen Asset                   New York, NY
  Vice President                           (until 8/01)                    Management

Even, Karen L.                             Vice President                  State Street Research            Boston, MA
  Vice President                                                           Investment Services, Inc.

Fahey, Lawrence L.                         Vice President                  State Street Research            Boston, MA
  Vice President                                                           Investment Services, Inc.

Fechter, Michael                           Vice President                  State Street Research            Boston, MA
  Vice President                                                           Investment Services, Inc.
                                           Vice President                  Standish, Ayer & Wood            Boston, MA
                                           (Until 4/01)

Federoff, Alex G.                          Senior Vice President           State Street Research            Boston, MA
  Senior Vice President                                                    Investment Services, Inc.

Feliciano, Rosalina                        Vice President                  State Street Research            Boston, MA
  Senior Vice President                                                    Income Trust
  (Vice President until 4/02)                                              State Street Research            Boston, MA
                                                                           Securities Trust
                                                                           State Street Research            Boston, MA
                                                                           Institutional Funds

Feeney, Kimberley                          Vice President                  State Street Research            Boston, MA
  Vice President                                                           Investment Services, Inc.

Ficco, Bonnie A.                           Vice President                  State Street Research            Boston, MA
  Vice President                                                           Investment Services, Inc.

Fleno, Phyllis A.                          None
  Vice President

Fochtman, Jr., Leo                         None
  Vice President

Forcione, Anthony F.                       None
  Vice President

Frank, Christopher                         Vice President                  State Street Research            Boston, MA
  Vice President                                                           Investment Services, Inc.
                                           Vice President                  State Street Global              Boston, MA
                                                                           Advisors

Frey, Kenneth                              None
  Senior Vice President
  (Vice President until 4/02)

Gallivan Jr., Edward T.                    Vice President                  State Street Research            Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Assistant Treasurer             State Street Research            Boston, MA
                                                                            Equity Trust
                                           Assistant Treasurer             State Street Research            Boston, MA
                                                                            Financial Trust
                                           Assistant Treasurer             State Street Research            Boston, MA
                                                                            Income Trust
                                           Assistant Treasurer             State Street Research            Boston, MA
                                                                            Money Market Trust
                                           Assistant Treasurer             State Street Research            Boston, MA
                                                                            Tax-Exempt Trust
                                           Assistant Treasurer             State Street Research            Boston, MA
                                                                            Capital Trust
                                           Assistant Treasurer             State Street Research            Boston, MA
                                                                            Exchange Trust
                                           Assistant Treasurer             State Street Research            Boston, MA
                                                                            Growth Trust
                                           Assistant Treasurer             State Street Research            Boston, MA
                                                                            Master Investment Trust
                                           Assistant Treasurer             State Street Research            Boston, MA
                                                                            Securities Trust
                                           Assistant Treasurer             State Street Research            Boston, MA

                                                                            Institutional Funds

Garrelick, Jenine K.                       Vice President                  State Street Research            Boston, MA
  Vice President                                                            Investment Services, Inc.
  (Asst. Vice President until 4/02)

Godfrey, Allison                           Vice President                  State Street Research            Boston, MA
  Vice President                                                            Investment Services, Inc.

Goodman, Stephanie B.                      Vice President                  State Street Research            Boston, MA
  Vice President                                                            Investment Services, Inc.

Govoni, Electra                            None
  Senior Vice President
  (Vice President until 4/02)

Grace, Evan S.                             Vice President                  State Street Research            Boston, MA
  Vice President                                                            Institutional Funds

Gray, Nancy Spalding                       Vice President                  Scudder-Kemper                   Boston, MA
  Vice President                           (until 8/00)                     Investments

Hadelman, Peter J.                         Vice President                  State Street Research            Boston, MA
  Vice President                                                           Investment Services, Inc.

Hagstrom, Thomas W.                        Vice President                  Lehman Brothers                  Boston, MA
  Senior Vice President                    (Until 7/01)
  (Vice President until 4/02)

Harrington, Heidi                          Senior Vice President           State Street Research            Boston, MA
  Senior Vice President                                                     Investment Services, Inc.
  (Vice President until 4/02)

Hasson, Ira P.                             Senior Vice President           State Street Research            Boston, MA
  Senior Vice President                                                     Investment Services, Inc.
  (Vice President until 4/02)

Heineke, George R.                         None
  Vice President

Hickman, Joanne                            Managing Director               State Street Research            Boston, MA
  Managing Director                                                         Investment Services, Inc.
  (Senior Vice President until 4/02)

Holland, Thomas                            Managing Director               State Street Research            Boston, MA
  Managing Director                                                         Investment Services, Inc.
  (Senior Vice President until 4/02)
  (Vice President Until 4/01)

Irvine, William A.                         Vice President                  State Street Research            Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Director (Until 7/00)           FleetBoston Financial            Boston, MA

Kallis, John H.                            Vice President                  State Street Research            Boston, MA
  Senior Vice President                                                     Financial Trust
                                           Vice President                  State Street Research            Boston, MA
                                                                            Income Trust

                                           Vice President                   State Street Research           Boston, MA
                                                                             Money Market Trust
                                           Vice President                   State Street Research           Boston, MA
                                                                             Tax-Exempt Trust
                                           Vice President                   State Street Research           Boston, MA
                                                                             Securities Trust
                                           Trustee                          705 Realty Trust                Washington, D.C.

Kasper, M. Katherine                       Senior Vice President            State Street Research           Boston, MA
  Senior Vice President                                                      Investment Services, Inc.
  (Vice President until 4/02)

Kayajanian, Jeffrey D.                     Vice President                   State Street Research           Boston, MA
  Vice President                                                             Investment Services, Inc.
                                           Regional Vice President          ReliaStar Retirement            Minneapolis, MN
                                           (Until 7/00)                      Plans

Kiessling, Dyann H.                        None
  Vice President

Kitterman, Melissa B.                      None
  Vice President
  (Asst. Vice President until 4/02)

Krauss, Clifford                           Vice President                   State Street Research           Boston, MA
  Managing Director                                                          Institutional Funds
  (Senior Vice President until 4/02)

Lafferty, David F.                         Vice President                   State Street Research           Boston, MA
  Vice President                                                             Investment Services, Inc.
                                           Senior Investment Strategist     Metropolitan Life               New York, NY
                                           (Until 4/01)                      Insurance Company

Langholm, Knut                             Vice President                   State Street Research           Boston, MA
  Senior Vice President                                                      Institutional Funds

Leary, Eileen M.                           None
  Senior Vice President
  (Vice President until 4/02)

Ledbury, Richard D.                        Senior Vice President            State Street Research           Boston, MA
  Senior Vice President                                                      Investment Services, Inc.
  (Vice President until 4/02)

Leese, Reginald                            None
  Senior Vice President
  (Vice President until 4/02)

Loew, Christopher R.                       Vice President                   State Street Research           Boston, MA
  Vice President                                                             Investment Services, Inc.
                                           Assistant Vice President         Putnam Investments              Boston, MA
                                           (Until 2/01)

Loizeaux, Stephen                          Vice President                   State Street Research           Boston, MA
  Vice President                                                             Investment Services, Inc.

                                           Director                      MetLife, Taft Hartley              New York, NY
                                           (Until 4/01)                  Services

Lomasney, Mary T.                          Senior Vice President         State Street Research              Boston, MA
  Senior Vice President                                                   Investment Services, Inc.
  (Vice President until 4/02)

Lombardo, John S.                          Managing Director             State Street Research              Boston, MA
  Managing Director,                       and Chief Financial Officer    Investment Services, Inc.
  and Chief Financial Officer              Vice President                State Street Research              Boston, MA
  and Director                                                            Capital Trust
  (Executive Vice President until 4/02)    Vice President                State Street Research              Boston, MA
                                                                          Equity Trust
                                           Vice President                State Street Research              Boston, MA
                                                                          Exchange Trust
                                           Vice President                State Street Research              Boston, MA
                                                                          Financial Trust
                                           Vice President                State Street Research              Boston, MA
                                                                          Growth Trust
                                           Vice President                State Street Research              Boston, MA
                                                                          Income Trust
                                           Vice President                State Street Research              Boston, MA
                                                                          Master Investment Trust
                                           Vice President                State Street Research              Boston, MA
                                                                          Money Market Trust
                                           Vice President                State Street Research              Boston, MA
                                                                          Securities Trust
                                           Vice President                State Street Research              Boston, MA
                                                                          Tax-Exempt Trust
                                           Vice President                State Street Research              Boston, MA
                                                                          Institutional Funds
                                           Senior Vice President         Metropolitan Property and          Warwick, RI
                                           (Until 7/01)                   Casualty Insurance Co.

Lord, Peter D.                             Vice President                State Street Research              Boston, MA
  Vice President                                                          Investment Services, Inc.
                                           Vice President                New England Financial              Boston, MA

Lubas, Amy C.                              None
  Vice President

Markel, Gregory S.                         None
  Vice President

Marsh, Eleanor H.                          Portfolio Manager             Evergreen Investment               Boston, MA
  Senior Vice President                    (Until 3/00)                  Management Company
  (Vice President until 4/02)              Vice President                State Street Research              Boston, MA
                                                                          Financial Trust
                                           Vice President                State Street Research              Boston, MA
                                                                          Growth Trust

Martin, Gloria J.                          None
  Vice President

McGrath, Ann E.                            None
  Vice President

McKenna, Barbara                           Director                        Standish, Ayer &                 Boston, MA
  Managing Director                        (Until 7/01)                    Wood
  (Senior Vice President until 4/02)       Vice President
                                           (Until 11/00)

McKown, Elizabeth G.                       Managing Director               State Street Research            Boston, MA
  Managing Director                                                         Investment Services, Inc.
  (Senior Vice President until 4/02)
  (Vice President until 10/00)

McNamara, III, Francis J.                  Managing Director,              State Street Research            Boston, MA
  Managing Director,                       Clerk and General Counsel        Investment Services, Inc.
  Secretary and General Counsel            Secretary and General Counsel   State Street Research            Boston, MA
  (Executive Vice President until 4/02)                                     Master Investment Trust
                                           Secretary and General Counsel   State Street Research            Boston, MA
                                                                            Capital Trust
                                           Secretary and General Counsel   State Street Research            Boston, MA
                                                                            Exchange Trust
                                           Secretary and General Counsel   State Street Research            Boston, MA
                                                                            Growth Trust
                                           Secretary and General Counsel   State Street Research            Boston, MA
                                                                            Securities Trust
                                           Secretary and General Counsel   State Street Research            Boston, MA
                                                                            Equity Trust
                                           Secretary and General Counsel   State Street Research            Boston, MA
                                                                            Financial Trust
                                           Secretary and General Counsel   State Street Research            Boston, MA
                                                                            Income Trust
                                           Secretary and General Counsel   State Street Research            Boston, MA
                                                                            Money Market Trust
                                           Secretary and General Counsel   State Street Research            Boston, MA
                                                                            Tax-Exempt Trust
                                           Secretary and General Counsel   SSRM Holdings, Inc.              Boston, MA
                                           Secretary and General Counsel   State Street Research            Boston, MA
                                                                            Institutional Funds
                                           Director                        SSR Pegasus Funds                Luxembourg

Monahan, Kenneth                           Director                        Standish, Ayer &                 Boston, MA
  Vice President                           (until 9/01)                    Wood
                                           Vice President                  State Street Research            Boston, MA
                                                                            Investment Services, Inc.

Monks, David                               Vice President                  Zurich Scudder Investments       Boston, MA
  Vice President                           (Until 4/01)

Moore, James                               None
  Vice President

Morey, Andrew F.                           None
  Vice President

Moran, Mary Ruth                           Managing Director                State Street Research           Boston, MA
  Managing Director                                                          Investment Services, Inc.
  (Executive Vice President until 4/02)    President                        Precipio Partners               Boston, MA
                                           (Until 4/01)                     (Formerly M R Moran & Co.)

Mulligan, JoAnne C.                        None

  Senior Vice President

O'Connell, Deidre M.E.                     Vice President                  State Street Research            Boston, MA
  Vice President                                                            Investment Services, Inc.
  (Asst. Vice President until 4/02)

O'Connor, Daniel W.                        Vice President                  State Street Research            Boston, MA
  Vice President                                                            Investment Services, Inc.
  (Asst. Vice President until 4/02)

Passalacqua, Barbara                       None
  Vice President
  (Assistant Vice President
    until 4/01)

Poritzky, Dean E.                          None
  Managing Director
  (Senior Vice President until 4/02)

Ragsdale, Jr., E.K. Easton                 None
  Managing Director
  (Senior Vice President until 4/02)

Rawlins, Jeffrey A.                        Vice President                  State Street Research            Boston, MA
  Managing Director                                                         Institutional Funds
  (Senior Vice President until 4/02)

Refojo, Michael F.                         Senior Vice President           Scudder Kemper                   Boston, MA
  Managing Director                        (Until 12/00)                   Investments
  (Senior Vice President until 4/02)

Reilly, David C.                           Senior Vice President           Prudential                       Newark, NJ
  Senior Vice President                    (Until 6/01)                    Investments

Reiser, Jennifer                           Vice President                  State Street Research            Boston, MA
  Vice President                                                            Investment Services, Inc.
  (Asst. Vice President until 4/02)

Rice III, Daniel Joseph                    Vice President                  State Street Research            Boston, MA
  Managing Director                                                         Equity Trust
  (Senior Vice President until 4/02)

Rolnick, Michael A.                        None
  Vice President

Romich, Douglas A.                         Treasurer                       State Street Research            Boston, MA
  Senior Vice President                                                     Equity Trust
  and Treasurer                            Treasurer                       State Street Research            Boston, MA
                                                                            Financial Trust
                                           Treasurer                       State Street Research            Boston, MA
                                                                            Income Trust
                                           Treasurer                       State Street Research            Boston, MA
                                                                            Money Market Trust
                                           Treasurer                       State Street Research            Boston, MA
                                                                            Tax-Exempt Trust
                                           Treasurer                       State Street Research            Boston, MA
                                                                            Capital Trust

                                           Treasurer                       State Street Research            Boston, MA
                                                                            Exchange Trust
                                           Treasurer                       State Street Research            Boston, MA
                                                                            Growth Trust
                                           Treasurer                       State Street Research            Boston, MA
                                                                            Institutional Funds
                                           Treasurer                       State Street Research            Boston, MA
                                                                            Master Investment Trust
                                           Treasurer                       State Street Research            Boston, MA
                                                                            Securities Trust
                                           Vice President and              SSRM Holdings, Inc.              Boston, MA
                                           Assistant Treasurer
                                           Senior Vice President and       State Street Research            Boston, MA
                                           Treasurer                        Investment Services, Inc.

Ryan, Michael J.                           None
  Senior Vice President

Sakala, Michael L.                         Vice President                  Zurich Scudder Investments       Boston, MA
  Vice President                           (Until 1/02)

                                           Vice President                  Putnam Investments               Boston, MA
                                           (Until 4/01)

Shean, William G.                          None
  Senior Vice President

Sheldon, Michael A.                        None
  Vice President

Silverstein, Jill                          None
  Vice President

Simi, Susan                                None
  Vice President

Simmons, Amy L.                            Vice President                  State Street Research            Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Assistant Secretary             State Street Research            Boston, MA
                                                                            Capital Trust
                                           Assistant Secretary             State Street Research            Boston, MA
                                                                            Exchange Trust
                                           Assistant Secretary             State Street Research            Boston, MA
                                                                            Growth Trust
                                           Assistant Secretary             State Street Research            Boston, MA
                                                                            Master Investment Trust
                                           Assistant Secretary             State Street Research            Boston, MA
                                                                            Securities Trust
                                           Assistant Secretary             State Street Research            Boston, MA
                                                                            Equity Trust
                                           Assistant Secretary             State Street Research            Boston, MA
                                                                            Financial Trust
                                           Assistant Secretary             State Street Research            Boston, MA
                                                                            Income Trust
                                           Assistant Secretary             State Street Research            Boston, MA
                                                                            Money Market Trust
                                           Assistant Secretary             State Street Research            Boston, MA

                                                                            Tax-Exempt Trust
                                           Assistant Secretary             State Street Research            Boston, MA
                                                                            Institutional Funds

Smith, James                               Director of Customer Service    Brown and Company                Boston, MA
  Senior Vice President                    (until 11/17/00)                Securities Corporation
  (Vice President until 4/02)              Vice President                  State Street Research            Boston, MA
                                                                            Investment Services, Inc.

Somers, Todd                               Vice President                  State Street Research            Boston, MA
  Vice President                                                            Investment Services, Inc.

St. John, Scott                            Vice President                  Eaton Vance Management           Boston, MA
  Vice President                           (Until 2/01)

Stambaugh, Kenneth D.                      None
  Senior Vice President
  (Vice President until 4/02)

Stolberg, Thomas B.                        None
  Vice President

Strelow, Daniel R.                         Vice President                  State Street Research            Boston, MA
  Managing Director                                                         Institutional Funds
  Chief Investment Officer-
    Fixed Income
  (Executive Vice President until 4/02)
  (Senior Vice President Until 3/01)

Swanson, Amy McDermott                     None
  Managing Director
  (Senior Vice President until 4/02)

Synnestvedt, Jared A.                      Vice President                  State Street Research            Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Director of Sales               MetLife Investment               Boston, MA
                                           (Until 4/01)                     Partners
                                           Asst. Vice President            Putnam Investments               Boston, MA
                                           (Until 7/00)

Thorndike, Benjamin W.                     Managing Director               Scudder-Kemper                   Boston, MA
  Managing Director                        (until 7/00)                     Investments
  (Senior Vice President until 4/02)       Senior Vice President           State Street Research            Boston, MA
                                                                            Investment Services, Inc.
                                           Vice President                  State Street Research            Boston, MA
                                                                            Institutional Funds

Tice, Robyn S.                             None
  Managing Director
  (Senior Vice President until 4/02)
  (Vice President until 10/00)

Trebino, Anne M.                           Vice President                  SSRM Holdings, Inc.              Boston, MA
  Managing Director
  (Senior Vice President until 4/02)

Truesdale, Anne Tucher                     None

  Vice President

Wagenseller, Jon P.                        Senior Vice President           State Street Research            Boston, MA
  Senior Vice President                                                     Investment Services, Inc.
                                           Director-New Prod. Dev.         MetLife Investments              Convent Station, NJ
                                           (Until 4/01)

Wallace, Julie K.                          None
  Vice President

Walsh III, Denis J.                        None
  Managing Director
  (Vice President until 4/02)

Walsh, Tucker                              Vice President                  State Street Research            Boston, MA
  Managing Director                                                         Capital Trust
  (Vice President until 4/02)

Wardwell, Samuel                           None
  Managing Director
  (Senior Vice President until 4/02)

Weiss, James M.                            Vice President                  State Street Research            Boston, MA
  Director and Managing Director                                            Exchange Trust
  (Executive Vice President until 4/02)    Vice President                  State Street Research            Boston, MA
                                                                            Financial Trust
                                           Vice President                  State Street Research            Boston, MA
                                                                            Growth Trust
                                           Vice President                  State Street Research            Boston, MA
                                                                            Institutional Funds
                                           Vice President                  State Street Research            Boston, MA
                                                                            Securities Trust
                                           Vice President                  State Street Research            Boston, MA
                                                                            Capital Trust
                                           Vice President                  State Street Research            Boston, MA
                                                                            Equity Trust
                                           Vice President                  State Street Research            Boston, MA
                                                                            Income Trust
                                           Vice President                  State Street Research            Boston, MA
                                                                            Master Investment Trust
                                           Director                        State Street Research            Boston, MA
                                                                            Investment Services, Inc.

Welch, Timothy M.                          None
  Vice President

Westvold, Elizabeth McCombs                Vice President                  State Street Research            Boston, MA
  Managing Director                                                         Institutional Funds
  (Senior Vice President until 4/02)       Vice President                  State Street Research            Boston, MA
                                                                            Securities Trust

Wilkins, Kevin N.                          Managing Director               State Street Research            Boston, MA
  Managing Director                        (Executive Vice President        Investment Services, Inc.
  (Executive Vice President until 4/02)    until 4/02)

Wilson, John T.                            Vice President                  State Street Research            Boston, MA

  Managing Director                                                         Master Investment Trust
  (Senior Vice President until 4/02)

Wipf, Barbara                              None
  Vice President

Wong, David                                Senior Vice President           Paine Webber/                    New York, NY
  Senior Vice President                    (until 4/01)                    UBS Warburg
  (Vice President until 4/02)

Woodworth, Jr., Kennard                    Vice President                  State Street Research            Boston, MA
  Senior Vice                                                               Exchange Trust
  President                                Vice President                  State Street Research            Boston, MA
                                                                            Financial Trust
                                           Vice President                  State Street Research            Boston, MA
                                                                            Growth Trust
                                           Vice President                  State Street Research            Boston, MA
                                                                            Securities Trust
                                           Vice President                  State Street Research            Boston, MA
                                                                            Institutional Funds

Xie, Erin                                  Vice President                  State Street Research            Boston, MA
  Vice President                           Associate                        Investment Services, Inc.
                                           (Until 3/01)                     Sanford Bernstein               New York, NY

Yalamanchili, Kishore K.                   None
  Senior Vice President
  (Vice President until 4/02)

Yu, Mandy                                  Vice President                  State Street Research            Boston, MA
  Vice President                                                            Investment Services, Inc.

Zuger, Peter A.                            Vice President                  State Street Research            Boston, MA
  Managing Director                                                         Equity Trust
  (Senior Vice President until 4/02)       Vice President                  State Street Research            Boston, MA
                                                                            Securities Trust

Zhu, Kevin                                 Vice President                  Zurich Scudder                   Boston, MA
  Vice President                           (Until 6/01)                    Investments, Inc.

(f)      Julius Baer Investment Management Inc.


         Julius Baer Investment Management Inc. ("JBIM"), with principal offices at 330 Madison Avenue, New York, New York 10017, has been retained under an investment sub-advisory agreement to provide investment advice for the International Bond Portfolio of the Fund.

         See "Managing the Portfolios" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information for information regarding the business of the Sub-Adviser. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Sub-Adviser, reference is made to the Form ADV, as amended, filed under the Investment Advisers Act of 1940, which is herein incorporated by reference.

(g)      Wall Street Associates


         Wall Street Associates ("WSA"), a California corporation with principal offices at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, has been retained under an investment sub-advisory agreement to provide investment advice for the Micro-Cap Growth Portfolio of the Fund.

Directors and Officers                      Office with                         Other Business
of Investment Adviser                       Investment Adviser                  Connections
---------------------                       ------------------                  -----------
William Jeffery, II                         Portfolio Manager                   None
Chairman of Board
  of Directors/Principal

Kenneth F. McCain                           Portfolio Manager                   None
Director/Principal

David Baratta                               Portfolio Manager                   None
Principal

R. Dirk Anderson                            Vice President                      None
Principal

William W. Gastil                           Vice President                      None

Kimberly A. Taylor                          Vice President                      None

Item 27.  Principal Underwriters

              (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

                      Advantus Horizon Fund, Inc.
                      Advantus Spectrum Fund, Inc.
                      Advantus Mortgage Securities Fund, Inc.
                      Advantus Money Market Fund, Inc.
                      Advantus Bond Fund, Inc.
                      Advantus Cornerstone Fund, Inc.
                      Advantus Enterprise Fund, Inc.
                      Advantus International Balanced Fund, Inc.
                      Advantus Venture Fund, Inc.
                      Advantus Index 500 Fund, Inc.
                      Advantus Real Estate Securities Fund, Inc.
                      Variable Fund D
                      Variable Annuity Account
                      Minnesota Life Variable Life Account
                      Minnesota Life Variable Universal Life Account Northstar Life Variable Universal Life Account

              (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:

                                                   Positions and                        Positions and
Name and Principal                                 Offices                              Offices
Business Address                                   with Underwriter                     with Registrant
----------------                                   ----------------                     ---------------
Thomas L. Clark                                    Assistant Treasurer                  Assistant
Securian Financial Services, Inc.                  and Assistant Secretary              Secretary
400 Robert Street North
St. Paul, Minnesota 55101

George I. Connolly                                 President, Chief                     None
Securian Financial Services, Inc.                  Executive Officer and
400 Robert Street North                            Director
St. Paul, Minnesota 55101

Lynda S. Czarnetzki                                Treasurer                            None
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Robert E. Hunstad                                  Director                             None
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Dennis E. Prohofsky                                Director                             None
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Peter D. Seltz                                     Vice President,                      None
Securian Financial Services, Inc.                  Sales and Marketing
400 Robert Street North
St. Paul, Minnesota 55101

Loyall E. Wilson                                   Vice President, Chief                None
Securian Financial Services, Inc.                  Compliance Officer and
400 Robert Street North                            Secretary
St. Paul, Minnesota 55101

              (c)     Not applicable.

Item 28.  Location of Accounts and Records

               The physical possession of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Life, 400 Robert Street North, St. Paul, Minnesota 55101-2098; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by: (a) Wells Fargo Bank Minnesota, 733 Marquette Avenue, Minneapolis, Minnesota 55479, as to the Growth, Money Market, Asset Allocation, Index 500, Capital Appreciation, Small Company Growth, Value Stock, Small Company Value, Index 400 Mid-Cap, Core Equity, Micro-Cap Growth and Real Estate Securities Portfolios; and (b) Bankers Trust Company, 280 Park Avenue, New York, New York 10017, as to the Bond, International Stock, Mortgage Securities, the two Maturing Government Bond Portfolios and the International Bond Portfolios.

Item 29.  Management Services

               Not applicable.

Item 30.  Undertakings

        (a)    Not applicable.

        (b)    Not applicable.

        (c) The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders containing the information called for by Item 5A.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 23rd day of April, 2003.



                                            ADVANTUS SERIES FUND, INC.



                                            By /s/ Dianne M. Orbison
                                               ---------------------------------
                                               Dianne M. Orbison, President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.




/s/ Dianne M. Orbison                          President (principal               April 23, 2003
--------------------------------------------   executive officer)
  Dianne M. Orbison


/s/ Frederick P. Feuerherm                     Director and Treasurer             April 23, 2003
--------------------------------------------   (principal financial
  Frederick P. Feuerherm                       and accounting officer)


  Ralph D. Ebbott*                             Director)
--------------------------------------------           )
  Ralph D. Ebbott                                      )      By  /s/ Dianne M. Orbison
                                                       )        ----------------------------------------
                                                       )                Dianne M. Orbison
                                                       )                Attorney-in-Fact
  William N. Westhoff*                         Director)
--------------------------------------------           )
  William N. Westhoff                                  )      Dated: April 23, 2003
                                                       )
                                                       )
  William C. Melton*                           Director)
--------------------------------------------           )
  William C. Melton                                    )
                                                       )
                                                       )
  Ellen S. Berscheid*                          Director)
--------------------------------------------           )
  Ellen S. Berscheid                                   )

---------------


*Registrant's director executing power of attorney dated July 25, 2002, a copy of which is filed herewith.

                           ADVANTUS SERIES FUND, INC.
                                  EXHIBIT INDEX

Exhibit Number and Description:

    (a) Amended and Restated Articles of Incorporation -- Previously filed as Exhibit 23(a) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 23, is hereby incorporated by reference.

    (b)(1) Bylaws - Previously filed as Exhibit 24(b)(2)(i) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 17, is hereby incorporated by reference.

    (b)(2) Amendment to the Bylaws - Previously filed as Exhibit 24(b)(2)(ii) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 17, is hereby incorporated by reference.

    (b)(3) Amendment to the Bylaws - Previously filed as Exhibit 23(b)(3) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 21, is hereby incorporated by reference.


    (b)(4) Amendment to the Bylaws dated October 24, 2002 - Previously filed as Exhibit 23(b)(4) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.

    (b)(5) Amendment to the Bylaws dated January 30, 2003 - Previously filed as Exhibit 23(b)(4) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.

    (c)                  Not applicable.

    (d)(1) Investment Advisory Agreement between the Registrant and Advantus Capital Management, Inc. -- Previously filed as Exhibit 23(d)(1) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 23, is hereby incorporated by reference.

    (d)(2) Interim Investment Advisory Agreement between the Registrant and Waddell & Reed Investment Management Company.

    (d)(3) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Templeton Investment Counsel, Inc. - Previously filed as Exhibit 24(b)(5)(C) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 17, is hereby incorporated by reference.

    (d)(3)(a) Amendment No. 1 to the Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Templeton Investment Counsel, Inc. - Previously filed as Exhibit 23(d)(3)(a) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 21, is hereby incorporated by reference.



    (d)(4) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Wall Street Associates - Previously filed as Exhibit 24(b)(5)(N), File Number 2-96990, Post-Effective Amendment Number 15, is hereby incorporated by reference.


    (d)(5) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Julius Baer Investment Management Inc.

    (d)(6) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Credit Suisse Asset Management, LLC for Small Company Growth Portfolio - Previously filed as Exhibit 23(d)(7) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 21, is hereby incorporated by reference.

    (d)(6)(A) Amendment Number 1 to Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Credit Suisse Asset Management, LLC for Small Company Growth Portfolio - Previously filed as Exhibit 23(d)(6)(A) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 24, is hereby incorporated by reference.


    (d)(6)(B) Amendment Number 2 to Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Credit Suisse Asset Management, LLC for Small Company Growth Portfolio - Previously filed as Exhibit 23(d)(6)(B) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.

    (d)(6)(C) Amendment Number 3 to Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Credit Suisse Asset Management, LLC for Small Company Growth Portfolio - Previously filed as Exhibit 23(d)(6)(B) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.



    (d)(7) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and State Street Research & Management Company - Previously filed as Exhibit 23(d)(8) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 21, is hereby incorporated by reference.

    (d)(7)(A) Amendment Number 1 to Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and State Street Research & Management Company - Previously filed as Exhibit 23(d)(8)(A) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 24, is hereby incorporated by reference.

    (e) Underwriting and Distribution Agreement between the Fund and Advantus Series Fund, Inc. - Previously filed as Exhibit 23(e) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 21, is hereby incorporated by reference.

    (f)                  Not applicable.

    (g)(1)(A) Form of Custodian Agreement between the Registrant and Norwest Bank Minnesota, N.A. - Previously filed as
                         Exhibit 23(g)(1)(A) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 21, is hereby incorporated by reference.

    (g)(1)(B) Schedule A, as amended, to the Custodian Agreement between the Registrant and Norwest Bank Minnesota, N.A. -- Previously filed as Exhibit 23(g)(1)(B) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 23, is hereby incorporated by reference.

    (g)(2)(A) Form of Custodian Agreement between the Registrant and Bankers Trust Company - Previously filed as Exhibit 24(b)(8)(D) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment Number 15, is hereby incorporated by reference.


    (g)(2)(B) Cash Management Addendum to the Custodian Agreement between the Registrant and Bankers Trust Company -- Previously filed as Exhibit 23(g)(3)(B) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment Number 20, is hereby incorporated by reference.


    (g)(2)(C) Addendum Number Two to the Custodian Agreement between the Registrant and Bankers Trust Company - Previously filed as Exhibit 23(g)(3)(C) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment Number 20, is hereby incorporated by reference.

    (g)(2)(D) Exhibit A, as amended, to the Custodian Agreement between the Registrant and Bankers Trust Company -- Previously filed as Exhibit 23(g)(2)(D) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 23, is hereby incorporated by reference.

    (h)(1) Form of Service Agreement between MIMLIC Asset Management Company and Wilshire Associates - Previously filed as Exhibit 24(b)(9) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 17, is hereby incorporated by reference.


    (h)(2) Administrative Service Agreement between Advantus Series Fund, Inc. and Minnesota Life Insurance Company
                         - Previously filed as Exhibit 23(h)(2) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.


    (h)(3)(A) Participation Agreement with Minnesota Life Insurance Company - Previously filed as Exhibit 23(h)(3) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 21, is hereby incorporated by reference.

    (h)(3)(B) Amendment Number One to the Participation Agreement with Minnesota Life Insurance Company -- Previously filed as Exhibit 23(h)(3)(B) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 23, is hereby incorporated by reference.


    (h)(3)(C) Amendment Number Two to the Participation Agreement among Advantus Series Fund, Inc., Advantus Capital Management, Inc. and Minnesota Life Insurance Company.


    (h)(4) Participation Agreement among PFL Life Insurance Company, Advantus Series Fund, Inc. and Advantus Capital Management, Inc. -- Previously filed as Exhibit 23(h)(4) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 23, is hereby incorporated by reference.

    (h)(5) Participation Agreement among AIG Life Insurance Company, Advantus Series Fund, Inc. and Advantus Capital Management, Inc. - Previously filed as Exhibit 23(h)(5) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 25, is hereby incorporated by reference.


    (h)(6)(A) Participation Agreement among Northstar Life Insurance Company, Advantus Series Fund, Inc. and Advantus Capital Management, Inc. - Previously filed as Exhibit 27(h)(1) to Northstar Life Variable Universal Life Account's Form N-6, File Number 333-97805, Pre-Effective Amendment Number 2, is hereby incorporated by reference.



    (h)(6)(B) Amendment Number One to the Participation Agreement among Advantus Series Fund, Inc., Advantus Capital Management, Inc. and Northstar Life Insurance Company.



    (h)(7) Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company - Previously filed as Exhibit 23(h)(7) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.


    (h)(8) Administration Agreement between the Registrant and State Street Bank and Trust Company - Previously filed as Exhibit 23(h)(8) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.


    (i)                  Opinion and Consent of Dorsey & Whitney LLP.


    (j)                  Consent of KPMG LLP.


    (k)                  Not applicable.

    (l) Form of Letter of Investment Intent - Previously filed as Exhibit 24(b)(13) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 17, is hereby incorporated by reference.

    (m)(1)               Rule 12b-1 Distribution Plan - Previously filed as
                         Exhibit 23(m) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 21, is hereby incorporated by reference.

    (m)(2) Fund Shareholder Service Agreement between Ascend Financial Services, Inc. and Minnesota Life Insurance Company - Previously filed as Exhibit 23(h)(4) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 21, is hereby incorporated by reference.

    (m)(3) Fund Shareholder Services Agreement between PFL Life Insurance Company and Ascend Financial Services, Inc. - Previously filed as Exhibit 23(m)(3) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 23, is hereby incorporated by reference

    (m)(4) Fund Shareholder Services Agreement between AIG Life Insurance Company and Securian Financial Services, Inc.
                         - Previously filed as Exhibit 23(m)(4) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 25, is hereby incorporated by reference.

    (m)(5) Fund Shareholder Services Agreement between Northstar Life Insurance Company and Securian Financial Services, Inc. - Previously filed as Exhibit 27(h)(5) to Northstar Life Variable Universal Life Account's Form N-6, File Number 333-97805, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

    (n)                  Not applicable.


    (p)(1) Code of Ethics for Registrant, Advantus Capital Management, Inc. and Securian Financial Services, Inc.


    (p)(2)               Code of Ethics for Waddell & Reed Investment Management
                         Company.


    (p)(3) Code of Ethics for Templeton Investment Counsel, LLC, sub-adviser to the International Stock Portfolio - Previously filed as Exhibit 23(p)(2) to Advantus International Balanced Fund, Inc.'s Form N-1A, File Number 33-80756, Post-Effective Amendment Number 13, is hereby incorporated by reference.


    (p)(4) Code of Ethics for Wall Street Associates Code of Ethics, sub-adviser to the Micro-Cap Growth Portfolio -- Previously filed as Exhibit 23(p)(4) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 23, is hereby incorporated by reference.


    (p)(5) Code of Ethics for Julius Baer Investment Management Inc., sub-adviser to the International Bond Portfolio
                         - Previously filed as Exhibit 23(p)(5) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.



    (p)(6) Code of Ethics for Credit Suisse Asset Management, LLC Code of Ethics, sub-adviser to Small Company Growth Portfolio - Previously filed as Exhibit 23(p)(6) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.


    (p)(7) Code of Ethics for State Street Research & Management Company, sub-adviser to the Small Company Value Portfolio - Previously filed as Exhibit 23(p)(7) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.

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    (q)                  Power of Attorney to sign Registration Statement
                         executed by Directors of Registrant.